UNITED STATES
SECURITIES
AND
EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule §240.14a-12
F.N.B. Corporation
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2026 | PROXY STATEMENT

F.N.B. Corporation

ANNUAL MEETING OF SHAREHOLDERS

Letter from our Chairman, President and Chief Executive Officer

March 25, 2026

Dear Shareholder:

We will hold our Annual Meeting of Shareholders at 8:30 AM, Eastern Time, on Wednesday, May 6, 2026. This year’s Annual Meeting of Shareholders will be held in an interactive, virtual-only format through a live webcast that will be available at www.virtualshareholdermeeting.com/FNB2026. We believe the virtual meeting format conveniently enables our shareholders, regardless of geographic location, to participate and engage in the meeting. The virtual Annual Meeting presentation will be available online during the meeting and, during the 30 days following the meeting, a replay of the meeting will be posted on F.N.B. Corporation’s website at www.fnb-online.com/investors. For further information about how to participate in the virtual meeting, please see Accessing Our Annual Meeting which is located immediately before the Proxy Statement Table of Contents.

Agendas

At our Annual Meeting, our shareholders will act on the following matters: (i) election of 10 director nominees named in the accompanying Proxy Statement to our Board of Directors; (ii) adoption of an advisory resolution to approve the 2025 compensation of our named executive officers; (iii) ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026; and (iv) any other matter that is properly presented at our Annual Meeting in compliance with our bylaws.

Your Vote Is Important

Your vote is important regardless of how many shares of F.N.B. Corporation stock you own. If you hold stock in more than one account or name, you will receive a proxy card for each.

Whether or not you plan to log in to our Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card in the postage-paid envelope we have provided to permit your shares to be represented at our Annual Meeting. Alternatively, you may vote by the Internet, by our QR Code feature or by telephone simply by following the instructions on your proxy card. By voting now, your vote will be counted even if you are unable to log in to our Annual Meeting.

Please indicate on the card whether you plan to log in to our Annual Meeting. If you participate and wish to vote at our virtual Annual Meeting, you may withdraw your proxy at that time.

I would be remiss if I did not mention our Independent Lead Director, William B. Campbell, who will be retiring from our Board effective as of the date of our Annual Meeting, and extend my great appreciation for his distinguished service, dedication, leadership, and mentorship to many, including myself. He instilled in all of us a desire to put the shareholders first, and his presence on the Board will be missed. Best wishes to Director Campbell in his future endeavors.

As always, our directors, management and employees thank you for your continued interest in and support of F.N.B. Corporation.

Vincent J. Delie, Jr.

Chairman, President and Chief Executive Officer

Notice of 2026 Annual Meeting of Shareholders

Date and Time: May 6, 2026 | 8:30 A.M. Eastern Time
Virtual-Only Meeting: www.virtualshareholdermeeting.com/FNB2026

Items of Business:

FNB encourages you to vote “FOR” the following proposals:

1. To elect the 10 nominees named in this Proxy Statement to serve on our Board of Directors until the 2027 Annual Meeting. (Page 5)

2. To adopt an advisory resolution for approval of the 2025 compensation of our named executive officers as disclosed in this Proxy Statement. (Page 36)

3. To ratify the appointment of Ernst & Young LLP as our independent public accounting firm for 2026. (Page 88)

Meeting Details

See Accessing Our Annual Meeting beginning on the next page and other useful information in About Our Annual Meeting in Annex A.

Record Date

Only shareholders of record at the close of business on March 9, 2026, are entitled to receive notice of, and to vote at, the Annual Meeting.

Proxy Voting

Make your vote count. Please vote your shares promptly to allow the presence of a quorum during the Annual Meeting. Voting prior to the Annual Meeting will not prevent you from voting your shares during the Annual Meeting, as your proxy vote is revocable at your option. See below for how you can vote your shares:

Vote by Internet at www.proxyvote.com.	Complete, sign, date and return the enclosed proxy card in the envelope provided.

Vote by QR Code by scanning the QR Code on your proxy card with your mobile device.	Vote by telephone at 1-800-690-6903.

BY ORDER OF THE BOARD OF

DIRECTORS,

James G. Orie

Chief Legal Officer and Corporate Secretary

March 25, 2026

OUR NOTICE OF ANNUAL MEETING, 2026 PROXY STATEMENT, 2025 ANNUAL REPORT AND 2025 FORM 10-K ARE AVAILABLE AT

http://materials.proxy.vote.com/302520

F.N.B. Corporation iii

Questions and Answers

Please see About Our Annual Meeting in Annex A (beginning at page A-1) for important information about our 2026 Annual Meeting of Shareholders proxy materials, voting, F.N.B. Corporation documents, communications and deadlines to submit shareholder proposals and director nominees for the 2027 Annual Meeting of Shareholders and questions to be presented at the Annual Meeting. Should you have questions concerning these proxy materials or our Annual Meeting or should you wish to request additional copies of this Proxy Statement or proxy card, you may contact our Corporate Secretary at 412-385-4773.

Cautionary Information and Forward-Looking Statements

Certain statements contained in the FNB 2026 Proxy Statement (Proxy Statement) may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act, including statements about our future financial performance and business and Corporate Responsibility information, which may evolve over time. We use words such as “anticipates,” “believes,” “expects,” “intends,” and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations, plans or forecasts, are not guarantees of future results or performance, involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict and often beyond our control and are inherently uncertain. Actual outcomes and results may differ materially from those expressed in, or implied by, forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider the uncertainties and risks discussed in our 2025 Annual Report on Form 10-K (2025 Form 10-K) and subsequent Securities and Exchange Commission (SEC) filings. You should treat forward-looking statements as speaking only as of the date they are made and based only on information then actually known to us. We do not undertake, and specifically disclaim any obligation, to update or revise any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law.

Links to websites included in this Proxy Statement are provided solely for convenience purposes. Content on the websites, including content on the FNB website, is not, and shall not be deemed to be, part of this Proxy Statement or incorporated herein or into any of our other filings with the SEC.

This Proxy Statement also contains certain statements regarding corporate responsibility information, references, and opinions, including our strategies, initiatives, metrics, aspirations, targets, goals and commitments. Such statements regarding corporate responsibility are not guarantees or promises that such metrics, goals or commitments will be met and are based on current goals, estimates, assumptions, developing standards and methodologies and currently available data, which continue to evolve and develop. Information about our corporate sustainability efforts will be further detailed in our 2026 Corporate Responsibility Report that will be available at a later date in 2026. You may access the weblink to the F.N.B. Corporation 2025 Corporate Responsibility Report in Annex C.

iv 2026 Proxy Statement

Accessing Our Annual Meeting

When and where is the 2026 F.N.B. Corporation Annual Meeting?

We will hold our Annual Meeting of Shareholders at 8:30 AM, Eastern Time, on Wednesday May 6, 2026. This year’s Annual Meeting of Shareholders will be held in a virtual format through a live webcast. Access to the webcast of the Annual Meeting is available at www.virtualshareholdermeeting.com/FNB2026.

Even if you currently plan to virtually log in to our Annual Meeting, we recommend that you vote in advance of the meeting by any of the applicable methods described in the Notice of 2026 Annual Meeting and in the response to the question “How do I vote?”, in About Our Annual Meeting in Annex A so that your vote will be counted at our Annual Meeting if you decide not to access the meeting.

This Proxy Statement includes information and explanations about our virtual meeting format, the proposals to be considered at the meeting, our meeting voting process and our governance and compensation practices. We encourage you to read it carefully.

Why is F.N.B. Corporation holding its Annual Meeting virtually?

The Board has decided on a virtual Annual Meeting format since it will provide shareholders with a level of interactivity and transparency equivalent to the traditional in-person meeting format, offer an opportunity for a productive and informative meeting, and provide convenient access for our geographically dispersed shareholders to participate and easily engage in the meeting by:

•	Submitting appropriate questions in real time during the meeting or in advance of the meeting to allow thoughtful responses from management and the Board;

•	Answer as many questions as possible submitted in accordance with the meeting rules of conduct in the time allotted for the meeting; and

•

Providing a replay of the virtual meeting that will be available on our website for thirty (30) days following the conclusion of the meeting, which provides information for those FNB shareholders whose schedules prevented them from participating during the scheduled meeting date and time.

How can I participate in the virtual Annual Meeting?

As permitted by our bylaws and based on positive shareholder feedback regarding our virtual Annual Meetings held between 2020 and 2025, our 2026 Annual Meeting of Shareholders will be a virtual-only meeting held via webcast and will only be accessible at www.virtualshareholdermeeting.com/FNB2026 by F.N.B. Corporation shareholders, or their duly appointed proxies, of record as of March 9, 2026. We will use software that verifies the identity of each participating shareholder and grants similar access rights as an in-person meeting. During the meeting, you will participate in an audio webcast as a “listen only” participant.

We want to permit shareholders to have rights and opportunities to participate as they would have at an in-person meeting, including the ability to vote shares electronically and submit questions either in advance or during the meeting, as well as having full access to the meeting and management presentations. All members of the Board and all executive officers are expected to join the Annual Meeting. You may vote your shares and will have the opportunity to submit questions during the meeting. Please be aware of Annual Meeting Rules of Conduct and Procedures that apply to all participating shareholders, which will be available on the Annual Meeting website at www.virtualshareholdermeeting.com/FNB2026.

For more information concerning the conduct of our Annual Meeting, please refer to About Our Annual Meeting in Annex A.

2026 Proxy Statement i

Throughout this Proxy Statement, we summarize, describe or make references to various F.N.B. Corporation corporate governance documents, committee charters, ethical codes and policies. Should you desire to review these corporate governance documents and policies, you will find the corresponding weblink for each in Annex C.

We use the following terms in this Proxy Statement:

•	“We,” “us,” “our,” “FNB,” “Company,” or “Corporation” means F.N.B. Corporation and its subsidiaries and affiliates;

•	“Board” means the joint F.N.B. Corporation and First National Bank of Pennsylvania Boards of Directors;

•	“FNBPA” or “Bank” means First National Bank of Pennsylvania, our bank subsidiary;

•	“CEO” means Chief Executive Officer; and

•	“NEO” means Named Executive Officer.

ii F.N.B. Corporation

Proxy Statement

FNB Financial Center

626 Washington Place

Pittsburgh, PA 15219

Proxy Statement

Our Proxy Statement contains information relative to our 2026 Annual Meeting of Shareholders (Annual Meeting) to be held on Wednesday, May 6, 2026, beginning at 8:30 AM, Eastern Time (ET). This year’s Annual Meeting will be held in an interactive, virtual-only format through a live webcast. We will provide the webcast of the Annual Meeting at www.virtualshareholdermeeting.com/FNB2026.

The Annual Meeting presentation will be available online during the meeting and, during the 30 days following the meeting, a replay of the meeting will be posted on FNB’s website at www.fnb-online.com/investors. For further information on how to participate in the meeting, please see Accessing Our Annual Meeting and About Our Annual Meeting in Annex A of this Proxy Statement. This Proxy Statement also relates to any adjournment of our Annual Meeting. This Proxy Statement was prepared under the direction of the F.N.B. Corporation Board of Directors to solicit your proxy for use at the Annual Meeting.

Our Proxy Statement and proxy voting card became available on March 25, 2026, and on that date, we commenced the mailing and distribution of our Proxy Statement and the accompanying proxy card to our shareholders of record as of March 9, 2026. We will bear all the costs of preparing and distributing our proxy materials to our shareholders. We will, upon request, reimburse brokers, nominees, fiduciaries, custodians and other record holders for their reasonable expenses in forwarding our proxy materials to beneficial owners.

2026 Proxy Statement 1

Summary

Record Financial Performance

* A non-GAAP measure.

FNB achieved 14 financial records in 2025 with operating earnings per diluted common share*of $1.59 (1)

Profitability Metrics

14.7%	1.26%	54.8%	3.19%	2.6%
ROATCE*(1)	ROATA*(1)	Efficiency Ratio*(1)(2)	Net Interest Margin*(2)	Operating Leverage*(1)

Balance Sheet Growth

2.5%	4.5%	25.6%	13.2%
Total Loan and Lease Growth(3)	Total Deposit Growth(3)	Non -Interest-Bearing Demand Deposit to Total Deposit Ratio	TBV Per Common Share Growth*(3)

Capital, Reserves and Liquidity

8.9%	11.4%	1.26%	89.7%
TCE/TA*	CET1	ACL Ratio	Loan-to-Deposit Ratio

Valuation

$17.10	$6.1B	19.4%	45.4%	$224M
Share Price(4)	Market Cap.(4)	1-Year TSR (4)	3-Year TSR (4)	Capital Returned to Shareholders (4)

Financials

$50.2B	$34.8B	$38.8B	$1.77B	$1,396M	$369M	20.9%	$774M	$577M	$1.59	$11.87
Total Assets(4)	Spot Loans and Leases(4)	Spot Deposits(4)	Total Revenue(4)	Net Interest Income (4)	Non-Interest Income (4)	Non-Interest Income % Revenue (4)	PPNR* (1)(4)	Net Income to Common Shareholders*(1)(4)	Operating EPS *(1)(4)	TBV/Share *(4)

* A non-GAAP measure. (1) Operating basis. (2) FTE basis. (3) Comparison to December 31, 2024. (4) At or for the twelve months ended December 31, 2025.

Records in green.

2 F.N.B. Corporation

Summary

Superior Governance Practices

Our Board governance framework is designed to promote long-term interests of our shareholders by emphasizing a strong, independent Board committed to steward the Company’s focus on financial performance, risk management, legal compliance, ethical conduct and effective oversight of FNB’s corporate strategy and business performance. We maintain governance practices that align with widely recognized prudent public company best practices, and we regularly review and enhance these practices to reflect evolving standards and stakeholder expectations. Additional detail regarding these practices can be found in the discussion under Proposal 1. Election of Directors (beginning on page 5). Our corporate governance policies, guidelines, and related materials are available on our website at www.fnb-online.com/governance (see also Annex C).

Dynamic, Independent and Effective Governance

Fully independent except for CEO.

Empowered Independent Lead Director.

Robust Board and management succession planning process.

Oversees the Company's enterprise risk management framework.

Receive ongoing updated education on legal, risk management, regulatory compliance and other emerging topics.

FNB Board Skill Matrix reflects appropriately qualified Board composition.

Conducts a rigorous annual self-assessment process which includes outside counsel.

Holds at least four executive sessions per year without management.

Committed to Shareholders and Active Engagement

Proactively engages with shareholders and proxy advisors and is responsive to their feedback.

Shareholders may call a special meeting of shareholders.

Follows a straightforward one-share, one-vote policy.

Directors serve one-year terms under a declassified Board.

Stock ownership guidelines align Board and executive management interests with long-term shareholder value.

Performance-based incentives support long-term value creation and ethical business conduct.

Recoupment and clawback policies comply with SEC and other regulatory requirements.

Directors and executive officers follow anti-pledging and anti-hedging rules.

Champions a Strong Corporate Culture[1]

Upholds strong accountability through its codes of conduct and ethics.

Effective oversight of corporate responsibility efforts.

Supports civic, nonprofit, and community initiatives.

National and local recognition for its corporate responsibility practices and workforce.

Offers employees career growth through mentorship, leadership programs, and tuition support.

Conducts regular employee satisfaction surveys and acts on results.

1 While the Company has maintained a longstanding commitment to create long-term value for our shareholders, it understands that to achieve such success we must continue to engage in practices that promote the health, safety, fairness and dignity for all our employees (see our discussion on Human Capital Management in our 2025 Form 10-K). Moreover, our success is not possible without our steadfast commitment to being integral parts of the communities and markets in which we operate and we would not thrive and grow without having access to products and services responsive to the needs of consumers and businesses. Our Nominating and Corporate Governance Committee has principal oversight of FNB’s corporate responsibility plans, activities and practices; however, each of the other standing Board committees collaborate on corporate responsibility matters ancillary to each committee’s expertise and responsibility. For more information regarding FNB’s extensive and various corporate responsibility strategies, plans and initiatives, we refer you to our 2025 F.N.B. Corporation Corporate Responsibility Report (refer to the weblink in Annex C) and urge you to look for our 2026 Corporate Responsibility Report expected to be published on our website later in 2026.

2026 Proxy Statement 3

Summary

Robust Shareholder Engagement Program

Annual Engagement With Shareholders

•

Because we value feedback from our shareholders, our management team engages with a significant number of shareholders throughout the year. We take the information we learn during those engagements to assess our governance and compensation practices and disclosures.

•

In 2025 and the first quarter of 2026, we held approximately 185 shareholder engagements with investors. This included in-person and virtual meetings, phone calls and conferences. Proxy-related engagement was offered to shareholders owning, in the aggregate, more than 78% of our outstanding shares.

Broad Scope Discussions

FNB tailors its engagements by aligning discussion topics with shareholders’ interests, including, but not limited to:

•

Board and corporate governance

•

Executive compensation

•

Financial performance and business strategy

•

Corporate responsibility matters, including human capital, sustainability, board refreshment, risk management, artificial intelligence and cybersecurity

•

Enhanced Proxy Statement disclosures regarding governance, compensation and other matters

•

Changes to governance and compensation practices and corresponding disclosures

•

The alignment of the Company’s governance and compensation practices and disclosures with shareholder and proxy advisory firm voting policies

Responsive to Shareholder Feedback

•

Informs Board and Executive Management decisions on corporate strategy and plans, corporate responsibility, governance and compensation matters, and enhances Company disclosures and practices regarding such matters.

2025-2026 Proxy Shareholder Engagement Topics

Range of Topics	F.N.B. Disclosure Updates

✓  Company Performance

•

2025 Financial Performance

✓  Board and Corporate Governance

•

Annual Self-Assessment

•

Internal/External Education

•

Skills

•

Experience

•

Tenure

•

Refreshment

✓  Executive Compensation

•

Incentive Compensation Practices

✓  Corporate Responsibility

✓  Technology

✓  Oversight of Risk Management

✓  Human Capital Management

✓  Emerging Trends

•

Artificial Intelligence

See the following sections of the Proxy Statement for disclosures responsive to feedback:

✓  Record Financial Performance

✓  Board Refreshment

✓  Annual Self-Assessment Process

✓  Board Skill Matrix & Director Qualifications

✓  Enterprise-Wide Risk Management Framework

✓  Board Oversight of Cybersecurity and Information Security Risk

✓  Board Oversight of Risk Related to Generative Artificial Intelligence

✓  Compensation Discussion and Analysis

Please refer to FNB’s 2026 Corporate Responsibility Report, expected to be published later this year, for updates on corporate responsibility strategies and tactics, as well as the 2025 Form 10-K for further discussion on Human Capital Management.

4 F.N.B. Corporation

Summary

Overview of 2026 Proposals

Proposal 1: Election of Our Board of Directors

The Board of Directors encourages you to vote “FOR” each of the director nominees.

The Board proposes the election of the ten (10) director nominees listed in the table below for a term of one year. Below is information about each nominee, including biographical data for at least the past five years. If one or more of these nominees becomes unavailable to accept a nomination or election as a director, the individuals named as proxies on the proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

Nominee for Election at Our Annual Meeting	Age	Director Since	Independence(1)	Qualified Under FNB Board Skill Matrix	Principal Background and Relevant Experience(2)

Pamela A. Bena	61	2018	Yes	Yes	Finance Executive

James D. Chiafullo	68	2012	Yes	Yes	Partner — National Law Firm

Vincent J. Delie, Jr. (Chairman, President and CEO)	61	2012(3)	No	Yes	FNB CEO and FNBPA President

Mary Jo Dively	67	2018	Yes	Yes	General Counsel — Globally Top Tier Ranked University

David J. Malone	71	2005	Yes	Yes	CEO — Investment and Insurance Advisory Firm

Frank C. Mencini	61	2016	Yes	Yes	Finance, Accounting and Healthcare Consulting

David L. Motley	67	2013	Yes	Yes	Consultant — Strategic Planning and Executive Development

Heidi A. Nicholas	71	2015	Yes	Yes	Commercial Developer — Housing

John S. Stanik	72	2013	Yes	Yes	Former CEO/Director — Public Companies

William J. Strimbu	65	1995	Yes	Yes	CEO — Transportation Company

(1)

Our current Independent Lead Director, William B. Campbell, will continue to serve in this role until his planned retirement from the Board effective as of the date of our Annual Meeting, and as a result, is not standing for re-election. Effective upon his retirement, the Board will appoint a new Independent Lead Director to succeed him.

(2)	Please see FNB Board Skill Matrix on page 11 and Biographical Information of Director Nominees starting on page 12 for additional information.

(3)	Chairman Delie was elected to the FNBPA Board on June 16, 2009. Chairman Delie was elected to the FNB Board on January 18, 2012.

2026 Proxy Statement 5

Summary

Proposal 2: Advisory Resolution to Approve Executive Compensation

The Board of Directors encourages you to vote “FOR” the adoption of an advisory say-on-pay resolution on 2025 named executive compensation.

We structure our executive compensation philosophy and governance practices to ensure they remain aligned with shareholder interests and outcomes. Please see the Compensation & Discussion Analysis (CD&A) starting on page 36 and Compensation Plan Structure and Outcomes on page 45 for additional information.

* Please refer to Appendix A definitions of non-measures.

(1)	Performance-based Target

Compensation Best Practices

Best practices in our programs	Practices we do not engage in or allow

•

Pay aligns with performance

•

Pay levels and outcomes are designed to align with peer competitiveness and relative performance

•

Use peer-relative metrics in both short- and long-term incentive plans

•

Strong governance features, including caps on incentives, stock ownership rules, clawback policy on cash and equity, anti-hedging and delayed RSU dividend payments until vesting

•

Annual compensation risk assessments to prevent excessive risk taking

•

Compensation Committee oversight while management reviews incentive plans to ensure balanced risk/reward and fairness across the organization

•

Double-trigger accelerations in our equity award agreements

•

Shareholder-aligned practices that include Say-on-Pay advisory votes

•

No gross-ups upon a change in control

•

No tax gross-up payments for perquisites

•

Vest performance-based equity awards if we do not achieve the threshold performance level

•

Single-trigger vesting change-in-control provisions in LTI awards and legacy employment agreements

•

Severance for cause for terminations or resignations

•

Extraordinary perquisites

•

Executive officers and directors engaging in hedging transactions using Company common stock or common stock equivalents

6 F.N.B. Corporation

Summary

Proposal 3: Ratification of FNB’s Independent Registered Public Accounting Firm

The Board of Directors encourages you to vote “FOR” the ratification of the appointment of Ernst & Young LLP as its independent registered public accounting firm for 2026.

The Audit Committee has selected Ernst & Young LLP (“EY”) as the independent registered public accounting firm to audit the books of the Company and its subsidiaries, report on internal controls and consolidated statement of financial position and related statements of income, and to perform such other appropriate accounting services as our Board may require for the year ending December 31, 2026. EY adheres to the partner-rotation requirements of the Sarbanes-Oxley Act, including the mandatory rotation of the lead audit engagement partner every five years.

Please see the Audit Committee Report starting on page 89 for additional information.

2026 Proxy Statement 7

Proposal 1. Election of Our Board of Directors

PROPOSAL 1. ELECTION OF OUR BOARD OF DIRECTORS

The FNB Board possesses the proper mix of skills, expertise, perspectives and experience to enable it to effectively fulfill the Board’s fiduciary oversight responsibilities with respect to governance, risk, financial performance and FNB’s long-term shareholder value creation strategies. We are asking shareholders to elect the 2026 nominees listed in the “Nominees for Election” table on page 5 to serve on the FNB Board of Directors until the 2027 Annual Meeting of Shareholders or until each of their successors have been duly qualified and elected. In addition to all of the nominees being independent under New York Stock Exchange (NYSE) rules and FNB’s categorical independence standards, except our CEO, Mr. Delie, each of them have been evaluated and qualified by our Nominating and Governance Committee under our Board Composition Criteria (described under Board Nomination Considerations), and Board Skill Matrix (see discussion under FNB Board Skill Matrix) and have been determined by our Board to be highly qualified and collectively possess varied backgrounds and perspectives, and the requisite financial, accounting, audit and risk management skills to operate as a well constituted and highly functioning board of directors. Our Board has determined to set the number of directors, as of the 2026 Annual Meeting, at ten (10).

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

Director Tenure Considerations

The Nominating and Corporate Governance Committee evaluates both incumbent and prospective director nominees using the FNB Board Composition Criteria and FNB Board Skill Matrix. This assessment incorporates several nuanced strategic considerations related to Board succession and director tenure, with the objective of maintaining an optimal mix of directors that balance long-term institutional and industry knowledge with the benefits of fresh perspectives. While considering director tenure, the Board reviews a broad range of factors, including demonstrated independence, a willingness to constructively challenge management when appropriate, and the extent to which a candidate, whether new or longer-tenured, brings valuable perspectives informed by experience with recurring complex historical economic, regulatory, and industry developments or events, as well as a deep understanding of FNB’s culture. At the same time, the Board recognizes that, while the experience of longer-serving directors is valuable, a board that does not undergo periodic refreshment may limit the infusion of new ideas and approaches, which is not in the best interests of shareholders. Accordingly, the Nominating and Corporate Governance Committee and the Board engage in thoughtful, ongoing discussions to ensure an appropriate balance among shorter-, mid-, and longer-tenured directors1. The Board believes that its flexible, holistic approach to evaluating tenure supports a well-balanced composition that strengthens succession planning, promotes effective oversight, and aligns with shareholder interests. Over the past eleven (11) years, fifteen (15) FNB directors have rotated off the Board, reflecting an ongoing pattern of strategic refreshment. When the Nominating and Corporate Governance Committee determines that additional Board refreshment is warranted, or when vacancy occurs, the Committee evaluates all qualified candidates in accordance with the FNB Board Composition Criteria and FNB Board Skill Matrix set forth in the discussion under Board Nomination Considerations.

[1]

In view of feedback received from proxy advisory firms and certain institutional shareholder policies concerning director tenure, in 2023, our Nominating and Corporate Governance Committee sought to gain a broader perspective on the implications of longer-term directors through examination of recent relevant academic studies and our internal risk management study focused on the 2023 disruptions in the financial services industry. Significantly, the results of a study published in December 2021, based on 15 years of data derived from 1,500 S&P companies, found that companies with longer-term directors perform better than boards composed of lesser-tenured directors, particularly for companies similar to FNB, which have complex operations and are in a more mature stage of their life cycle (Long-tenured independent directors and firm performance, Strategic Management Journal, Volume 43, Issue 8, August 2022, pages 1602-1634). Also, consistent with its governance risk management responsibilities, the Nominating and Corporate Governance Committee reviewed the board structure and composition of the three large financial institutions which failed in early 2023 and a fourth bank on the FDIC watch list. This analysis found in each case that the failed and problem financial institutions’ boards were composed of directors with significantly limited tenures as compared to industry director tenures and FNB’s directors’ tenures. The Nominating and Governance Committee and the Board concluded these perspectives on director tenures were instructive in its deliberations and considerations on director nominations, particularly in view of the complexity and volatility of the economic, financial, and regulatory issues historically impacting the financial services industry.

8 F.N.B. Corporation

Proposal 1. Election of Our Board of Directors

We do not know any reason why any director nominee named in this Proxy Statement would be unable to serve as a director if elected. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as may be nominated in accordance with our bylaws. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Each nominee for election as a director was elected as a director at our 2025 Annual Meeting. No director or nominee has a family relationship to any other director, director nominee or executive officer.

2026 Proxy Statement 9

Proposal 1. Election of Our Board of Directors

Board Nomination Considerations

The Nominating and Corporate Governance Committee assists the Board with reviewing and evaluating individuals who are qualified to become FNB Board members. The committee’s evaluation of incumbent and prospective director nominees involves deliberate and comprehensive assessment of each candidate’s approval skills, background, qualifications, and other relevant considerations, as summarized below in the Board Composition Criteria (also see the director qualification criteria described in the FNB Corporate Governance Guidelines weblink in Annex C hereto and the section of this proxy statement titled, Biographical Information of Director Nominees).

The Nominating and Corporate Governance Committee will evaluate all qualified candidates suggested by the Board Chairman or other sources utilized by FNB to identify a mixed pool of potential new director candidates, or any persons recommended for nomination by a shareholder made in accordance with the Company’s advance notice bylaw provision. For information about recommending a candidate for nomination as a director, see Shareholder Proposals and Nominations for the 2027 Annual Meeting.

Board Composition Criteria

Commitment to Shareholders’ Interests

Each director’s strong commitment to fulfilling their fiduciary duties through the diligent pursuit of shareholders’ long-term interests, as evidenced by their meeting attendance and allocation of time to Board and Company matters and their adherence to the Investor Stewardship Group Principles (see Corporate Governance-Principles).

Professional Background and Experience	The individual’s specific experience, background and education, as they pertain to the Director Skill Matrix.

Leadership Roles

The individual’s sustained record of substantial accomplishments and leadership in executive, C-suite, senior-level management, entrepreneurship and/or policy-making positions in finance, law, business, government, education, technology or not-for-profit enterprises, as well as public company board experience and prior FNB board experience.

Judgement and Gravitas

The individual’s seriousness of purpose in evaluating complex business issues, willingness to confront challenging circumstances and ability to exhibit sound judgments including, when necessary, constructively challenging management’s recommendations and actions.

Variety of Perspectives

The individual’s contribution to the Board includes such considerations as differences of viewpoints, styles, interests and values, professional experience, education and skills, as well as the mix of life experiences that add to the Board’s collective strength and outlook.

Character and Integrity

The individual’s commitment to ethical conduct and demonstration of character and integrity, along with the requisite interpersonal skills to work with other directors on our Board and executive management in ways that are effective and beneficial to the interests of the Company and its shareholders, employees, customers and communities.

Time and Independence

The individual’s willingness, commitment and ability to allocate the necessary time and effort required for effective service on our Board and committees. To assure that our directors are appropriately focused on FNB and shareholder interests, we set limits on the number of other public company boards they may join. Each director is annually evaluated under rigorous independence standards (SEC, NYSE and the Company’s categorical standards). With the exception of our CEO, all of our directors have been determined to be independent under applicable standards.

Understands FNB’s Corporate Culture and Values

The individual’s ability to effectively represent FNB’s core values in the communities in which the Company operates, including adherence to Board and Company policies, such as FNB’s Code of Conduct and rigid policies concerning FNB stock ownership and continuing education requirements.

10 F.N.B. Corporation

Proposal 1. Election of Our Board of Directors

FNB Board Skill Matrix

Our director nominees’ broad range of qualifications and skills demonstrates that our Board is composed of directors who have held an array of leadership positions, possess varied backgrounds and perspectives, and are comprised of an appropriate mix of lengths of tenure, thereby providing historical and newer perspectives about FNB and the financial services industry, as well as experienced oversight capability of regulated businesses. In addition, we provide annual training and presentations to the Board, as well as support their continued commitment to attending outside courses that bolster their skills and understanding of emerging trends in the financial industry.

Median Director Term Starts 2013

Average Tenure

14.3
Years
2
3
5
0-10
11-18
19+

Financial Services Experience

Possesses a fundamental understanding of financial institution business operations, including public company investment practices, capital markets and treasury management, along with an understanding of the challenges that the industry faces

Expert	Very Skilled	Knowledgeable
3	7	0

Accounting / Auditing

Understanding of financial institution accounting and audit processes, controls and financial statements

Expert	Very Skilled	Knowledgeable
4	6	0

Environmental, Social, Governance

Experience with the development and oversight of an effective corporate responsibility strategy

Expert	Very Skilled	Knowledgeable
4	6	0

Risk Management

Possessing the ability to understand, identify and oversee the various types of risk which challenge financial institutions

Expert	Very Skilled	Knowledgeable
10	0	0

Independence*

90%
1
9
Independent

Human Capital Management and Succession Planning

Provide insight on how our Company can develop and retain talent and oversee the succession planning of both our Board and management and evaluate executive compensation

Expert	Very Skilled	Knowledgeable
5	5	0

Cybersecurity / Technology / Information Security / Artificial Intelligence

Appropriate understanding of the critical aspects of financial institutional technology, including digital innovation, cybersecurity risks, and the strategic application of artificial intelligence

Expert	Very Skilled	Knowledgeable
4	6	0

Other Public Company Experience

50%
2
3
Board of Directors
Executive Mgmt.

Business

Has experience across FNB's various lines of businesses**, including commercial banking, consumer banking, insurance and wealth management

Expert	Very Skilled	Knowledgeable
7	3	0

Public Company Board Service / Corporate Governance / Other Leadership

Current or prior experience serving on a public company board or counseling such boards on governance environment and fiduciary matters or serving in an executive or leadership capacity with a public company, including serving for a non-profit organization and/or in an academic environment

Expert	Very Skilled	Knowledgeable
8	2	0

Strategic Planning

Possesses experience with oversight of our strategic plan development, implementation and execution, as well as experience with respect to mergers and acquisitions

Expert	Very Skilled	Knowledgeable
5	5	0

Educational Modules Completed in 2025

12
Modules
2
3
7
Ethics
Regulatory
InfoSec

Legal / Regulatory / Government

Understands the highly-regulated environment in which we operate, in addition to the role that the various regulatory agencies play in our industry

Expert	Very Skilled	Knowledgeable
3	7	0

*	Only FNB’s CEO is non-Independent under the NYSE and FNB categorical independence standards.

**

FNB’s business lines include Commercial Banking, which provides lending, capital markets and treasury management services; Consumer Banking, which offers deposits, lending and digital banking; Insurance services across employee benefits, personal, property and casualty, and title; and Wealth Management, which includes brokerage, advisory, private banking, retirement and trust services.

2026 Proxy Statement 11

Proposal 1. Election of Our Board of Directors

Biographical Information of Director Nominees

Pamela A. Bena

Committees: • Audit • Compensation • Nominating and Corporate Governance Other Public Company Directorship and Executive Management Experience: None

Professional Experience

Zoological Society of Pittsburgh (formerly Pittsburgh Zoo & PPG Aquarium)

•	Chief Financial Officer (July 2021-February 2023)
•	Director of Finance (2020-June 2021)

Heeter Printing, printing company

•	Vice President of Finance (2017-2019)

American Bridge, civil engineering company

•	Senior Vice President, Finance (1994-2013)

Reasons for Nomination

•

Extensive and varied background, experience, and skills relative to audit, finance, accounting, regulatory compliance and risk management, including preparation of public company financial statements in accordance with generally accepted accounting principles (GAAP), and SEC disclosure filings and the attendant quarterly Sarbanes Oxley review process.

•	Broad-based experience and thorough understanding of complex audit/accounting principles and disclosures, and regulatory compliance.
•

Previous executive experience included collaboration with IT and cyber security insurance carrier on cyber risk management protocols and mitigation strategies and working with Human Resource leadership on compensation planning.

James D. Chiafullo

Committees: • Credit Risk, Fair Lending and CRA • Nominating and Corporate Governance (Chair) Other Public Company Directorship Experience

Professional Experience

Steptoe & Johnson, PLLC, law firm

•	Partner (January 2024-present)

Dentons, Cohen & Grigsby, P.C., law firm

•	Partner (1999-January 2024)

Reasons for Nomination

•

Corporate transactional governance and legal experience, along with a particular focus in the areas of fiduciary duties and responsibilities, regulatory compliance, capital markets, and finance, provide him with the necessary background to assist the Board with its oversight of FNB’s governance responsibilities, corporate risk strategies and Board succession process.

•

Substantial experience representing major public and private issuers and national and international banks in complex financing transactions, including large-scale bond offerings, and syndicated lending transactions.

•

Prior service as a director of a publicly traded company providing environmental and specialty contracting services, providing insight into public company governance, compliance and shareholder engagement.

•	Hands-on experience working with sophisticated technology systems in addition to legal work involving a major U.S. retailer in connection with cybersecurity threats and breaches.
•

Mr. Chiafullo holds a Certificate in Cybersecurity Oversight from Carnegie Mellon University’s (CMU) Community Emergency Response Team (CERT) Division of Software Engineering Institute. The Certificate attests to the recipient’s proficiency in cybersecurity governance, risk management, resilience practices, threat assessment, incident response, and business continuity planning.

•

Mr. Chiafullo also holds a Certificate in Artificial Intelligence (AI): Implications for Business Strategy from Massachusetts Institute of Technology (MIT), demonstrating advanced understanding of AI strategy, governance, applications, and limitations, and their implications for business operations and competitive positioning.

12 F.N.B. Corporation

Proposal 1. Election of Our Board of Directors

Vincent J. Delie, Jr.

Chairman Committees: • Credit Risk, Fair Lending and CRA (Ex Officio) • Executive (Chair) Other Public Company Executive Management Experience

Professional Experience

F.N.B. Corporation, financial services corporation

•	President (2011-present)
•	CEO (2012-present)
•	Board Chairman (December 2017-present)

First National Bank of Pennsylvania

•	Board Member (2009-present)
•	CEO (2011-present)
•	President (2009-2011; 2015-present)

Reasons for Nomination

•

More than 36 years of broad-based experience in the financial services industry, encompassing executive management roles with FNB and other large financial institutions. This experience includes extensive involvement in multifaceted, complex banking operations, as well as expertise across capital markets, investment banking and in strategic planning.

•	Under Mr. Delie’s tenure as an executive leader, FNB has grown from $8.7 billion in assets in 2009 to surpassing $50 billion in assets by the end of 2025.
•	FNB has produced significant expansion in terms of scale, geographic markets, complexity of operations, revenue, earnings, capital growth and the breadth of its available products and services.
•

FNB has completed and integrated numerous acquisitions and experienced record profitability. FNBPA has been recognized by various regional and national publications and firms which evaluate employee satisfaction, commitment to corporate responsibility, the quality of bank products and services and deployment of innovative technology.

•

Mr. Delie has been instrumental in positioning FNB’s digital banking innovation strategy to reach new heights of engagement with its proprietary digital platform, eStore®, the centerpiece of the Company’s Clicks-to-Bricks strategy and ability to provide customers and clients flexibility in managing their banking experience.

•	Mr. Delie built a strong risk management framework which enables FNB to continue its trajectory to remain a successful financial services company in the U.S.

Mary Jo Dively

Committees: • Audit • Credit Risk, Fair Lending and CRA • Risk Other Public Company Directorship and Executive Management Experience: None

Professional Experience

Carnegie Mellon University, private, non-profit, research-based university

•	Vice President and General Counsel (2002-present)

Reasons for Nomination

•

Unique legal background and experience with respect to challenges being confronted by the financial services industry, especially with respect to emerging risk management issues, such as business technology, cybersecurity, and the attendant regulatory environment.

•	Significant international experience in opening and maintaining operations around the world, including in Europe, Africa, Asia, Australia, South America and the Middle East.
•

Ms. Dively holds a Certificate in Cybersecurity Oversight from CMU’s CERT Division of Software Engineering Institute. The Certificate attests to the recipient’s knowledge, understanding and proficiency regarding critical best practice cybersecurity principles, including governance, risk and resilience practices, threat and vulnerability considerations, as well as incident response, business continuity and disaster recovery strategies.

David J. Malone

Committees: • Audit • Compensation (Chair) Other Public Company Directorship and Executive Management Experience: None

Professional Experience

Gateway Financial Group, Inc., financial services group

•	Chairman and CEO (2005-present)

Reasons for Nomination

•	Extensive broad-based experience assessing, analyzing and understanding the alignment of long-term interest of shareholders and executive compensation strategies.
•	Experience as a CEO of a financial services firm which specializes in providing financial, investment and insurance advice to businesses and high net worth individuals.
•

Board position with a major health care provider, serving on both the Governance and Nominating Committee and Compensation and Human Resources Committee, provides him with the requisite background and appropriate perspective for assisting our Board with confronting complex regulatory compliance challenges and issues attendant to a financial services organization operating in a heavily-regulated industry.

•

Brings valuable capital markets insight through service on the investment committees of two foundations, advising on portfolio strategy and supporting decisions that carefully balance near-term liquidity requirements with prudent long-term asset growth.

2026 Proxy Statement 13

Proposal 1. Election of Our Board of Directors

Frank C. Mencini

Committees: • Audit (Chair) • Executive • Nominating and Corporate Governance • Risk Other Public Company Directorship and Executive Management Experience: None

Professional Experience

BGS Consulting, finance and accounting advisory services

•	Managing Partner (2023-present)

Inova Medical Group (Inova Health System), non-profit health organization in Northern Virginia

•	Chief Financial Officer (2017-2023)

Mencini Healthcare Associates, health care consulting firm

•	President and CEO (2002-present)

Reasons for Nomination

•	Extensive experience as a certified public accountant (CPA) who possesses high-level public company audit, regulatory compliance, technology and business consulting experience.
•	Significant experience guiding successful entrepreneurial business enterprises, including developing strategies to grow customers and profits.
•

In-depth experience providing direction to heavily-regulated industries relative to assessing data and cybersecurity risks and developing effective response and remediation plans relative to risk management issues.

•	Served as a Senior Partner in a Big 4 (previously Big 8) public accounting firm, working across the audit, transaction advisory, and business consulting segments of the firm.

David L. Motley

Committees: • Compensation • Credit Risk, Fair Lending and CRA • Risk

Current Public Company Directorship Experience:

•	Koppers, global wood treatment solutions company (2018–present)
•	Coherent, Inc., manufacturer of optical materials and semiconductors (2021-present)

Professional Experience

BTN Ventures, venture capital firm investing in seed stage software companies advancing software as a service, artificial intelligence and marketplace-creating business models.

•	General Partner (2021-present)

BlueTree Venture Fund, venture fund focused on early-stage life science and IT-related opportunities at the Series B stage of funding

•	General Partner (2014-present)

DDRC327, real estate development company

•	General Partner (2016-present)

MCAPS, LLC, professional services company providing construction management and IT capabilities and services

•	CEO, President (2017–present)

Reasons for Nomination

•

More than three decades of working and consulting with corporate and business leaders regarding strategic development, implementation and advising executives for more than 40 businesses in the U.S. across multiple industry sectors, including heavily regulated industries.

•	Provides unique insight with respect to FNB’s corporate responsibility initiatives.
•	Recognized leader in promoting increased Board and C-suite representation at U.S. public companies and promotion of opportunities for minorities in the technology industry.
•	Extensive and varied public company experience overseeing enterprise risk management processes and sustainability matters related to climate change and carbon reporting and accounting.

14 F.N.B. Corporation

Proposal 1. Election of Our Board of Directors

Heidi A. Nicholas

Committees: • Audit • Executive • Risk (Chair) Other Public Company Directorship and Executive Management Experience: None

Professional Experience

Nicholas Enterprises, firm that engages in the development and management of commercial and multi-tenant residential real estate in Central Pennsylvania

•	Principal (2001-present)

Reasons for Nomination

•	Investment banking experience including financial institution and telecommunication industry analysis and transaction work.
•	Unparalleled understanding of investment in, and risk management of, the commercial real estate industry.
•	Understanding of the housing markets and economic conditions, including financing of complex multi-family and lower income residential developments.
•	Significant and comprehensive finance and complex transaction experience.
•	Extensive experience with financial services risk management challenges.

John S. Stanik

Committees: • Credit Risk, Fair Lending and CRA • Executive • Risk Other Public Company Directorship and Executive Management Experience

Professional Experience

Retired CEO

Ampco-Pittsburgh Corporation, publicly held international company, specializing in manufacturing forged and cast rolls for the metals industry and other specialty industrial equipment

•	CEO and Director (2015-2018)

Calgon Carbon Corporation, publicly held environmental products and services company

•	Retired CEO, President and Director (2003-2012)
•	Chairman of the Board of Directors (2007-2012)

Reasons for Nomination

•

Extensive CEO, C-suite and public company board experience, offering a distinguished combination of leadership, strategic planning, business development, and risk management capabilities, along with a sophisticated understanding of investor expectations.

•

Possesses deep expertise in investor relations, risk oversight, executive compensation, financial disclosures, and management of capital, including capital raises and the expansion and maintenance of manufacturing assets, along with a comprehensive understanding of the strategic considerations associated with the Corporation’s growth initiatives and investment thesis.

•	Served as a divisional board director for a private $3 billion international company, providing valuable global perspective, governance experience, and operational insight.

William J. Strimbu

Committees: • Compensation • Credit Risk, Fair Lending and CRA (Chair) • Executive • Nominating and Corporate Governance Other Public Company Directorship and Executive Management Experience: None

Professional Experience

Nick Strimbu, Inc., goods and freight transportation company with common carrier authority

•	President (1982-present)

Reasons for Nomination

•

Long-term executive and leadership experience in regional transportation, health care and philanthropic entities, including a strong background in developing logistical, risk management and strategic plans for changing economic and other conditions.

•	Offers broad-based understanding regarding small and medium business challenges and foresight of emerging economic environments.
•

Familiarity with the financial and credit challenges of medium and small businesses, including workouts, organizational resilience considerations, as well as bringing a unique perspective on emerging economic trends, including critical insight into the credit environment due to his early insight into emerging macroeconomic and lending trends that are predictive of future challenges and risks confronting the financial services industry.

•

Brings more than two decades of risk management expertise, including 21 years as an advisory board member for a national truck insurance captive. Currently serves as Chairman, providing oversight of underwriting and core insurance programs, including auto liability, general liability, and workers’ compensation, within a highly regulated and high-risk industry environment.

2026 Proxy Statement 15

Corporate Governance

CORPORATE GOVERNANCE

Foundational Governance Principles

Our foundational corporate governance policies, structure, practices and philosophy predicated on our core values which emphasize ethics, fairness, integrity, transparency and accountability, enabling our Board to engage in the deliberate and sound decision making necessary to support our commitment to long-term value creation for shareholders, and our responsibility as a corporate citizen with respect to our customers, employees, communities and other stakeholders. Our corporate governance standards are highlighted in our Corporate Governance Guidelines which are reviewed and, if necessary, updated annually by our Board or more frequently as needed. You may view the Corporate Governance Guidelines by following the link in Annex C. These guidelines are designed to adhere to legal and regulatory requirements, NYSE corporate governance listing standards, SEC governance standards, and other widely accepted public company best practices, while also incorporating important governance principles embedded in proxy advisory firms and institutional investor voting policies and national organizations dedicated to promoting sound and prudent governance practices. Most notably, our Corporate Governance Guidelines include the globally recognized best practice corporate governance framework established by the Investor Stewardship Group (ISG) for U.S. listed companies. They incorporate the principles of the Council of Institutional Investor’s Policies on Corporate Governance, which we believe ensure our governance standards and shareholder voting rights adhere to the highest standards.

The information below highlights the strong alignment of our corporate governance practices with the ISG standards.

ISG Principle	FNB Corporate Governance Practice

Boards are accountable to shareholders.	• The full Board of Directors is elected annually by a majority of votes cast. • The Board has a mandatory director retirement age of 75.

Shareholders should be entitled to voting rights in proportion to their economic interest.

•

Each shareholder is entitled to one vote for every share they hold as of the meeting record date.

•

A special meeting of shareholders may be called by the consent of shareholders holding at least 25 percent of the outstanding shares of our common stock.

•

Shareholders may communicate directly with our Board or any Board Committee or any individual director (see Communications with Our Board).

Boards should be responsive to shareholders and be proactive in order to understand their perspectives.

•

In 2025-2026, FNB engaged with major proxy advisory firms and reached out to shareholders representing approximately 78% of our outstanding shares (see Robust Shareholder Engagement Program in Highlights of Superior Governance Practices and Say-on-Pay Support and Shareholder Engagement in the CD&A) to discuss our executive compensation practices and sustainability practices, financial performance and other topics of interest to shareholders.

Boards should have a strong, independent leadership structure.

•

100% of our directors, excluding our CEO, are independent under SEC, NYSE and other best practice independence standards, which, we believe, coupled with an empowered and engaged Independent Lead Director, ensures effective Board oversight of management and strong governance processes.

Boards should adopt structures and practices that enhance their effectiveness.

•

FNB’s Board and committee structure and governance practices, processes and expectations regarding the qualifications, experience, background and commitment of our Board, as well as its rigorous annual self-assessment process, are designed to meet or exceed the U.S. and globally recognized best practices standards for public companies by both ISG and the Council of Institutional Investors.

Boards should develop management incentive structures that are aligned with the long-term strategy of the company.

•

As discussed in the CD&A, FNB’s compensation practices are specifically designed to align with long-term shareholder interests, be fair and transparent to our shareholders and not to incentivize inappropriate risk taking or behavior by the Company or with respect to our clients.

16 F.N.B. Corporation

Corporate Governance

Succession Planning Board, CEO and Management

Board Succession, Refreshment and Self-Assessment Processes

Our Nominating and Corporate Governance Committee, in collaboration with our Independent Lead Director and Board Chairman, are responsible for leading our Board nomination, succession planning and refreshment processes. The FNB director nomination process is designed to nominate a slate of candidates who collectively possess the optimal mix of skills and experience, while also evaluating such other important Board composition considerations as background, leadership, interpersonal dynamics, strategic foresight, mix of director tenures, and independence, particularly the ability to challenge management (see discussion under Election of Our Board of Directors). The Board believes that these composition and skill considerations are critical to producing a Board capable of prudently overseeing Company management, strategic plan, risk management, operations and businesses (see discussion under Board Nomination Considerations). Following consideration of prospective director nominees’ backgrounds, skills and experience, our Nominating and Corporate Governance Committee makes a recommendation to the Board, who in turn, makes the recommendation of director nominees for election by the FNB shareholders.

Our Board’s succession plan and refreshment practices are the culmination of a thoughtful and methodical process that is carried out throughout the year. The chart below describes in detail our Board succession planning process and objectives.

1.	BOARD COMPOSITION REVIEW

The Nominating and Corporate Governance Committee reviews each Board director nominee’s background, experience and skills relative to the FNB Board Skill Matrix and Board Composition Criteria (see discussion under Board Nomination Considerations and the Board Skill Matrix). In addition, with respect to incumbent directors seeking re-nomination, the committee considers each incumbent Director’s Board performance and contributions and compliance with Board ethics and governance policies.

▼

2.	REVIEW AND UPDATE DIRECTOR SKILL MATRIX AND OTHER BOARD COMPOSITION CRITERIA

In view of the ever-changing legal, audit, financial, regulatory, technology, risk, and corporate responsibility business landscape, our Board and Nominating and Corporate Governance Committee regularly assess and update the Skill Matrix to ensure we maintain a capable and high performing Board.

▼

3.	REGULAR BOARD AND DIRECTOR SELF-ASSESSMENTS AND EVALUATIONS

Annual Board, Board committee and individual director self-assessments are conducted and the results are anonymously submitted to, and reviewed by, outside legal counsel and reported to the Nominating and Corporate Governance Committee. These results are then evaluated by the Nominating and Corporate Governance Committee and reported to the Board in an Executive Session meeting. The self-assessment process is designed to promote an effective and efficient Board by evaluating, among other considerations, qualities and relevant skills, Board and committee performance, accountability, quality of meeting materials and deliberations, oversight focus, director contributions at meetings, and Board composition. The Board uses the self-assessment results to institute changes to governance policies and practices, training and meeting presentations and materials. Also, these assessments are one of the criteria used by the Nominating and Corporate Governance Committee in deciding whether to recommend the renomination of incumbent Directors.

▼

4.	CONSIDER FEEDBACK FROM SHAREHOLDERS AND PROXY ADVISORY FIRMS

Input provided by shareholders and proxy advisory firms concerning the Board’s governance practices, composition, refreshment and other matters are reviewed and considered by the Nominating and Corporate Governance Committee and reported to the Board. As discussed in this Proxy Statement and our previous Proxy Statements, these engagements have contributed changes to our governance, corporate responsibility and executive compensation practices and disclosures. In addition, shareholder director candidate nominations will be reviewed by the Nominating and Corporate Governance Committee in accordance with the Board composition and skill criteria described herein.

▼

5.	BOARD RESPONSIVENESS

Our Board self-evaluation and shareholder/proxy advisory firm feedback process is an important tool for our Board to ensure that the qualities, relevant skills and experiences of potential director candidates are consistent with our Company’s long-term growth strategy and allows the Board to effectively perform its oversight responsibilities relative to our strategies, risks, financial performance, and businesses. Our Board also assesses its overall director recruitment and succession planning processes and committee composition, including identifying appropriate skills and backgrounds of future prospective director candidates (see Board Nomination Considerations).

▼

6.	ASSIGNMENT OF DIRECTORS TO COMMITTEES FOLLOWING ANNUAL ELECTION BY SHAREHOLDERS

Following the Annual Shareholder Meeting, the Board conducts its annual reorganization meeting where the directors are assigned to Board Committees and committee leadership positions based on their qualifications, background, skills and experience.

2026 Proxy Statement 17

Corporate Governance

Board Leadership Structure

The Board is committed to a leadership structure that aligns with the needs of the Company and industry practices, and has the necessary flexibility to evolve with changing circumstances. Our Nominating and Corporate Governance Committee annually reviews, and if necessary, updates, the Board leadership structure, taking into account the effectiveness of the current structure, industry benchmarking data and shareholder feedback. At present, the Board has determined that a unified Chairman and CEO best serves the shareholders’ and Company’s interests, especially considering the robust empowerment of our Independent Lead Director and the fact that our Board is overwhelmingly composed of independent directors. Under this structure, we believe the Board is best positioned to represent the interests of shareholders and, consistent with its fiduciary responsibilities, is effectively able to discharge appropriate levels of independent oversight and responsibility to serve the Company. In implementing our current Board structure, our Board took into account, among other considerations, such factors as (i) the persons currently serving in the positions of Chairman and Independent Lead Director, (ii) the fact that 90 percent of the director nominees qualify as independent, and (iii) our effective governance policies, procedures and practices that empower our Independent Lead Director and enable our predominantly independent Board meaningful and transparent oversight over senior management and the Company’s businesses, risk management and operational matters. The Board believes the present unified structure of presenting a single face to our customers and the media is invaluable and that the unified Board and management leadership structure best positions the Company to successfully implement its strategy, particularly in the competitive financial services industry environment, as well as to position the Company to timely respond to regulatory and other challenges that are unique to the financial services industry. Significantly, the Board finds that the combined Board Chairman and CEO role facilitates almost real time, transparent communication with the Board on critical business, industry, regulatory and other matters. Our Board Chairman and CEO regularly updates and engages with the Board on important matters in between Board meetings.

Key Respective Duties and Responsibilities of the Chairman and Independent Lead Director2

The Chairman has the authority to (i) call Board and shareholder meetings, (ii) preside at Board and shareholder meetings, and (iii) approve Board meeting schedules, agendas and materials in collaboration with the Independent Lead Director.

The Independent Lead Director has the authority to (i) call for a meeting of independent directors, (ii) preside at Board meetings in the Chair’s absence, (iii) when otherwise appropriate, collaborate with the Board Chairman on Board meeting agendas, (iv) act as liaison between independent directors and the Chair/CEO, (v) preside over executive sessions of independent directors, (vi) where appropriate, act as a liaison and provide feedback to the CEO on director interactions, and (vii) preside at the executive session meeting for the annual performance review of the Chair/CEO.

Management and Employee Succession

Our Board oversees CEO and senior management succession planning, which is formally reviewed at least annually. Our CEO and our Senior Vice President of Human Resources and Corporate Services discuss with our Board the CEO succession plan. Our Board reviews potential internal and external senior management candidates with our CEO and our Director of Human Resources, including the qualifications, experience, and development priorities for any internal candidates. Further, our Board periodically reviews the overall composition of our senior management’s qualifications, tenure, and experience. The graphic on page 19 highlights important components of our CEO, senior leadership, and employee succession planning process.

2 Our current Independent Lead Director, William B. Campbell, will continue to serve in this role until his planned retirement from the Board effective as of the date of our Annual Meeting. Effective upon his retirement, the Board will appoint a new Independent Lead Director to succeed him.

18 F.N.B. Corporation

Corporate Governance

Management Succession Process for Company’s CEO and Key Leadership Positions

Identify Key Areas and Positions

Key areas and positions are those that are critical to the organization and support its operations as well as its business activities and strategic objectives.

Identify Employee Capabilities for Key Areas and Positions

Establish selection criteria necessary to identify employees capable of fulfilling the duties of the position and create employee development opportunities and performance expectations for each position.

Management Identifies Potential Employee Succession Candidates and Assesses Them Against the Position’s Capability Requirements

Identify potential succession candidates for each position and monitor their progress towards being capable of successfully filling the position.

Develop and Implement Succession and Knowledge Transfer Plans

Incorporate strategies for learning, training, development, and the transfer of corporate knowledge into succession planning and management.

Evaluate Effectiveness

Evaluate and monitor succession plans for each employee being considered to succeed to these positions.

Crisis Management Succession Plan

Our Board and executive management maintain a proactive preparedness process that enables them to be promptly informed of the legal, risk, regulatory and business challenges that arise from time to time in connection with major events or crisis circumstances, including those that could potentially affect the Company’s business, employees, stockholders, or clients. Our crisis preparedness process provides the Board with prompt, regular, and, when necessary, real-time communications and updates to the Board, including convening special meeting(s) of the Board.

Our Board also has a standing plan designed to address emergency CEO and senior leadership planning in extraordinary circumstances. Our emergency CEO and senior leadership succession planning is intended to enable our Company to respond to unexpected position vacancies, including those resulting from a major catastrophe, by continuing our Company’s safe and sound operation and minimizing potential disruption or loss of continuity to our Company’s business and operations. The plan is reviewed annually and updated as necessary.

2026 Proxy Statement 19

Corporate Governance

Board Attendance and Committee Structure

Under our Board attendance policy, directors are expected to attend all shareholder and Board meetings and those meetings of each committee of which they are a member, but, in any event, no less than 75% of these meetings. Our Board met six times in 2025. Our directors attended 100% of our Board meetings and 97% of our Board committee meetings in 2025. All of our then serving directors attended our 2025 Annual Meeting. Our Board is required to annually conduct at least two independent director Board executive sessions to discuss, among other topics, executive management performance, as well as Company and strategic matters. Our Board conducted four executive sessions (two with independent directors and two with the full Board) in 2025.

Each of the Board committees has a written charter which is accessible on our website at www.fnb-online.com/governance. The Company will provide copies of these documents, without charge, to any person upon written request sent to our Corporate Secretary at F.N.B. Corporation, FNB Financial Center, 626 Washington Place, Pittsburgh, Pennsylvania 15219, Attn: Legal Department.

Serves as joint committee for both the Corporation and FNBPA
Audit Committee		12 Meetings in 2025

Members:	All Members Are:

Frank C. Mencini (Chair) Pamela A. Bena Mary Jo Dively David J. Malone Heidi A. Nicholas	Independent Under the applicable 2025 NYSE standards, SEC rules, FNB categorical independence standards and applicable federal bank regulatory requirements	Financially Literate and Audit Committee Financial Experts Under the applicable 2025 NYSE standards and SEC rules

✓  Responsible primarily for selecting and overseeing the services performed by our independent registered public accounting firm and Internal Audit Department (Internal Audit), evaluating our accounting policies and system of internal controls and reviewing significant financial transactions and compliance matters.

✓  Approves all audit services and permitted non-audit services, as well as all engagement fees and terms related thereto.

✓  Our Board policy provides that Audit Committee members cannot serve on the audit committees of more than two other public companies at the same time.

✓  Our Board and committees have access to our external auditors in order to discharge their fiduciary and legal duties and responsibilities, including quarterly executive sessions with the auditors and the Audit Committee (committee members and Independent Lead Director only).

Serves as joint committee for both the Corporation and FNBPA
Compensation Committee		4 Meetings in 2025

Members:	All Members Are:

David J. Malone (Chair) Pamela A. Bena David L. Motley William J. Strimbu	Independent Under the applicable 2025 NYSE standards, SEC rules, FNB categorical independence standards and applicable federal bank regulatory requirements	Qualified Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010

✓  Responsible primarily for structuring, reviewing and monitoring the compensation arrangements for our executive officers, including the CEO; administering our equity compensation plans and reviewing and recommending approval of the compensation of the Board for the purposes of establishing alignment with long-term shareholder interests; and determination of compensation plan with risk tolerances.

✓  Works directly with our independent consultant to achieve the Committee’s objectives.

✓  Considers shareholders/proxy advisors’ engagement feedback relative to our compensation practices and disclosures.

✓  Oversees the Company’s human capital management strategies, initiatives, and practices.

For a more detailed description of the Compensation Committee’s processes and procedures, including the roles of our independent compensation consultant in the Compensation Committee’s decision-making process, we refer you to our CD&A.

20 F.N.B. Corporation

Corporate Governance

Serves as joint committee for both the Corporation and FNBPA
Nominating and Corporate Governance Committee		4 Meetings in 2025

Members:	All Members Are:

James D. Chiafullo (Chair) Pamela A. Bena William B. Campbell* Frank C. Mencini William J. Strimbu *Retiring from the Board effective May 6, 2026	Independent Under the applicable 2025 NYSE standards, SEC rules, FNB categorical independence standards and applicable federal bank regulatory requirements	Qualified The Committee demonstrates knowledge of best governance practices and standards

✓  Leads our Board governance processes regarding the development of standards concerning the qualifications and composition of our Board, including the Board Composition Criteria and Director Skill Matrix.

✓  Conducts annual Board and Committee succession planning and Board and director self-assessment processes, evaluates results and reports results to the Board.

✓  Oversees the Company’s overall corporate responsibility strategies, initiatives and practices and recommends public disclosures regarding these matters.

✓  Reviews feedback from shareholders/proxy advisor firms’ engagement and makes recommendations to Board based on such feedback.

Serves as joint committee for both the Corporation and FNBPA
Risk Committee		9 Meetings in 2025

Members:	All Members Are:

Heidi A. Nicholas (Chair) Mary Jo Dively Frank C. Mencini David L. Motley John S. Stanik	Independent Under the applicable 2025 NYSE standards, SEC rules, FNB categorical independence standards and applicable federal bank regulatory requirements	Qualified The Committee has strong background and extensive experience on business and regulatory risk management considerations

✓  Assists the Board with review and oversight attendant to Company management of its enterprise-wide risk management program (see Oversight of Risk), including establishing, in consultation with the Chief Risk Officer and senior management, an appropriate risk management framework and acceptable risk tolerance levels for the Company, and reports this information to the Board.

✓  Oversees the Company’s risk management, policies, procedures and processes and advises regarding public disclosures of such matters.

✓  Reviews and approves risk appetite with respect to the Company’s strategic plan, annual operating plan, business activities and executive compensation.

Serves as joint committee for both the Corporation and FNBPA
Credit Risk, Fair Lending and CRA Committee	6 Meetings in 2025

Members:	All Members Are:

William J. Strimbu (Chair) James D. Chiafullo Mary Jo Dively David L. Motley John S. Stanik Vincent J. Delie, Jr. (Ex Officio)

Independent**

Under the applicable 2025 NYSE standards, SEC rules, FNB categorical independence standards and applicable federal bank regulatory requirements

**Except for Mr. Delie (CEO), ex officio member

Qualified Composition and qualifications of the Committee are consistent with federal bank regulatory standards

✓  Oversight of fair lending and credit risk management and strategies, including review of quality and performance of our loan portfolio, approval of loan loss reserves and internal credit policies and establishment of loan portfolio concentration limits.

✓  Approval of inter-company and insider loans subject to Regulation W, and Regulation O, respectively, in accordance with applicable regulatory requirements.

✓  Oversight of the Bank’s Community Reinvestment Act (CRA) responsibilities, including the monitoring of FNBPA’s community lending and investment activities relative to CRA and federal fair lending laws and regulations, our CRA Policy and our community development activities and collaborations with national, regional and local community development organizations.

✓  Reviews and monitors the Bank’s lending strategies as it relates to risk management credit considerations and relative to the Company’s risk appetite.

2026 Proxy Statement 21

Corporate Governance

Serves as joint committee for both the Corporation and FNBPA

Executive Committee

Members:	All Members Are:

Vincent J. Delie, Jr. (Chair) William B. Campbell* Frank C. Mencini Heidi A. Nicholas John S. Stanik William J. Strimbu *Retiring from the Board effective May 6, 2026	Independent** Under the applicable 2025 NYSE standards, SEC rules, FNB categorical independence standards and applicable federal bank regulatory requirements **Except for Mr. Delie (CEO)	Qualified The Committee serve in leadership roles across the Board and its committees

✓  Assists the Board by offering an efficient means of considering matters and issues requiring immediate attention during intervals between regular meetings of our Board or considering specific responsibilities which may be delegated to it from time to time by the Board, including acquisitions.

22 F.N.B. Corporation

Corporate Governance

Oversight of Risk

Enterprise-Wide Risk Management Framework

Our Board oversees risk management through a comprehensive Enterprise Risk Management Framework and receives reports regarding FNB’s risk management processes, challenges and issues from our Audit, Compensation, Risk and Credit Risk, Fair Lending and CRA Committees, executive management, internal risk management and compliance departments, and our Chief Risk Officer. Please see Board Attendance and Committee Structure on page 20 for additional information on our Board committees’ risk-oversight responsibilities.

FNB-FNBPA Board

Board of Directors

▶  Establishes an appropriate corporate culture and sets the tone at the top through shared values, expectations, and objectives.

▶  Understands and prudently and proactively oversees risks attendant to our strategic plan, businesses, and operations.

▶  Receives regular update reports from the Audit, Compensation, Risk and Credit Risk, Fair Lending and CRA Committees, and receives periodic reports on strategic risks as well as on an as needed basis throughout the year.

▶  Delegates responsibility for managing certain types of risk to its committees, which report regularly to the Board on activities in their individual areas of oversight.

Risk Committee	Audit Committee	Credit Risk, Fair Lending and CRA Committee	Nominating and Corporate Governance Committee	Compensation Committee

Executive Leadership Risk Management Accountability

Our CEO and his executive and senior management team are accountable for maintaining a strong risk culture and for managing and overseeing risks across our Company, including, but not limited to, strategic, market, credit, compliance, liquidity, and operational risk matters, and how our strategies in each of the six material risk categories impact the reputation of FNB among our stakeholders.

Three Lines

FNB’s enterprise-wide risk management system deploys a three-lines model which is designed to:

(i)   make each of our businesses principally responsible for the identification of risks and owning and managing the day-to-day risks attendant to their operational activities.

(ii)    deploy a rigorous risk and compliance management oversight structure to attempt to ensure all business functions are in accordance with our risk management policies, as well as with applicable laws and regulations.

(iii)   obtain independent assurance from our internal auditors regarding the adequacy and effectiveness of the Company’s first- and second-line functions and appropriately report the effectiveness of the Company’s risk management, compliance and control culture to our Audit and Risk Committees and Board, as well as our regulators and external auditors.

Our primary risk exposures, as well as our risk management framework and methodologies, are discussed more fully under Item 1A-Risk Factors (pages 18-32) in the 2025 Form 10-K.

2026 Proxy Statement 23

Corporate Governance

FNB Board Oversight of Risk

Oversight of our enterprise risk management framework is an important responsibility of our Board. Our Board oversees FNB’s overall objective to manage its businesses, and the associated risks, in a manner that balances serving the interests of our clients and investors while protecting the safety and soundness of the Company. Our Board’s oversight focuses on the alignment of our core values, culture, and the strategic plan with prudent risk management practices that promote ethical conduct, compliance with laws, rules, regulations and policies, and disciplined and responsible business practices that serve the interests of our shareholders and other stakeholders.

Our Board and its committees play a critical role in establishing and maintaining our culture, setting the tone at the top, challenging and holding management accountable for the maintenance of the highest ethical standards and compliance with laws and through the implementation of effective policies, practices, and internal controls designed to protect our reputation, assets, businesses, and clients.

Our Risk Governance Process and Structure

Risk management is an inherent part of all of FNB’s business activities. FNB’s enterprise risk management framework is managed on an enterprise-wide basis and under the oversight of our Board Risk Committee. Our Chief Risk Officer is responsible for management of our Risk Management and Compliance functions. Our Chief Risk Officer, in collaboration with executive management, prepares the Company’s Risk Appetite Statement which describes our risk tolerances and the aggregate amount of risk that we are willing to take. Our risk management governance structure and framework are designed to identify and document material risks, and to manage, control, monitor and escalate material risks to the Board and senior management as appropriate and in accordance with our Risk Appetite Statement and risk limits.

•

Each FNB Line of Business and Enterprise Support area (such as Finance, Accounting and Human Resources) comprises the Company’s “First Line” and is responsible for the identification of risks, as well as the design and execution of controls and safeguards to manage those risks in compliance with the Company’s Risk Appetite and risk limits.

•

FNB’s Risk Management and Compliance functions are the “Second Line” and are responsible to develop and maintain risk frameworks, oversee risk taking and identify, measure, monitor, and control enterprise aggregate and emerging risks. Second line complements the first line’s risk-taking activities through its monitoring and reporting in accordance with our Risk Appetite Statement and risk limits providing input into key risk decisions.

•

Internal Audit is an independent function that develops and executes a risk-based audit plan that provides an objective assessment of the adequacy and effectiveness of FNB’s processes, controls, governance and risk management practices as the “Third Line”. Internal Audit is headed by the Chief Audit Executive who reports to our Board Audit Committee and administratively to our CEO.

For information concerning our directors’ qualifications, experience, background and skills that oversee FNB’s enterprise risk management framework please refer to Proposal 1. Election of Our Board of Directors (page 5), FNB Board Skill Matrix (page 11) and Biographical Information of Our Director Nominees (page 12). Our Chief Risk Officer, the Company’s senior-most risk manager, who also oversees our enterprise-wide risk management framework, reports to the Board Risk Committee and administratively to our CEO. This governance structure is designed to complement our Board’s overall commitment to maintaining objective, independent Board and committee leadership. This governance structure also fosters integrity through the Company’s risk management practices and further demonstrates our commitment to a strong culture of compliance, governance, and ethical conduct.

Board Oversight of Cybersecurity and Information Security Risk

Our Board, which includes members with cybersecurity certificates and hands-on experience, provides oversight and governance of management’s approach to policies, processes, and practices to address cybersecurity risk. Under our Board’s oversight, management works closely with key stakeholders, including regulators, government agencies, law enforcement, peer institutions and industry groups, and develops and invests in talent and innovative technology systems to manage cybersecurity risk.

24 F.N.B. Corporation

Corporate Governance

Board Oversight of Risk Related to Artificial Intelligence

Under our enterprise risk management framework, our Board Risk Committee provides oversight of FNB’s artificial intelligence (AI) governance and decision-making processes surrounding the evolving use and potential integration of AI across multiple areas of our operations. FNB’s risk management policies, including our Artificial Intelligence (AI) Policy and Model Risk Management Policy, are designed to promote a thoughtful and deliberate process around the prudent deployment and accuracy of our AI strategies and practices, including a focus on transparency, model explainability, bias mitigation and governance standards. FNB’s Director of AI and Innovation collaborates with our Data and AI Governance Committee and Model Risk Management Committee to evaluate and deploy AI tools in accordance with our policies and with FNB’s core values and high ethical standards. Our Director of AI and Innovation is also developing appropriate AI training for all FNB employees. In recognition of the increasing prevalence of AI in the financial services sector, two of our Board members have developed AI expertise through programs at globally recognized universities, and FNB is working with leading AI experts to develop an AI education curriculum for the FNB Board.

We believe our holistic Board and committee risk oversight process provides for consistent and effective oversight of current and emerging risks and demonstrates our commitment to a culture of rigorous risk management and compliance.

2026 Proxy Statement 25

Corporate Governance

Code of Conduct and Code of Ethics

The Code of Conduct reflects FNB’s policy of responsible and ethical business practices and states that the Company’s reputation for integrity depends on the conduct of its representatives. The Company annually requires all directors and employees to review and affirmatively certify their understanding of the Code of Conduct. Each employee is required to participate in annual training relative to the standards set forth in the Code of Conduct. The Company will disclose any changes in or waivers from its Code of Conduct by posting the revised Code or other related information on its website. You may view the Code of Conduct on our website at
www.fnb-online.com/conduct
.
The Code of Ethics applies to the Company’s senior officers and employees. The Code of Ethics requires among other things, honest behavior, integrity, compliance with statutes, rules and regulations of any federal, state and local government that are applicable to the Company’s operations and acting in the interest of maintaining the Company’s reputation. The Company’s Chief Ethics Officer will disclose any changes in or waivers from its Code of Ethics by posting the revised Code or other related information on its website. You may view the Code of Ethics on our website at
www.fnb-online.com/ethics
.

Insider Trading Policy

We have adopted the F.N.B. Corporation Insider Trading Policy and deployed appropriate practices which govern, among other things, the purchase, sale and/or disposition of our securities by directors, officers, and employees, as well as by the Corporation itself. We believe this policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. A copy of the F.N.B. Corporation Insider Trading Policy was filed as an exhibit to our Annual Report on Form
10-K
for the year ended December 31, 2025.

Director Independence

Applicable Standards for Determining Director Independence.
The NYSE listing standards and governance requirements require a majority of our directors and each member of our Audit, Compensation, and Nominating and Corporate Governance Committees to be independent. The standards can be found in the “NYSE Listed Company Manual,” located at
nyse.com/listings/resources
. In accordance with our
Corporate Governance Guidelines,
all our directors qualify as independent except for our CEO. Our Board has adopted Director Independence Categorical Standards (Categorical Standards), which are contained in our
Corporate Governance Guidelines
, to assist it in determining each director’s independence. The Categorical Standards allow for the assessment of independence based upon the specified categories and types of transactions which conform to, or, in part, are more rigorous than, the independence requirements of the NYSE.
FNB Director Independence Determinations.
In early 2026, the independent directors on our Board, in coordination with our Nominating and Corporate Governance Committee, evaluated the relevant relationships between each director/director nominee (and his or her immediate family members and affiliates), FNB and its subsidiaries under the NYSE and FNB categorical independence standards (collectively, “FNB Independence Standards”), which are described more fully in our
Corporate Governance Guidelines.
It was affirmatively determined that no director relationship was determined to be material and all our directors/director-nominees are independent, except for Mr. Delie, due to his position as CEO of our Company. Specifically, the independent members of our Board have affirmatively determined that the following 9 out of 10 director nominees are independent under the FNB Independence Standards: Directors Bena, Chiafullo, Dively, Malone, Mencini, Motley, Nicholas, Stanik and Strimbu. The independent members of our Board also determined that Director Campbell, who is retiring from our Board effective as of the date of our Annual Meeting, was independent under FNB Independence Standards and qualified to fulfill the responsibilities of Independent Lead Director. Following the Independent Lead Director’s retirement, the FNB independent directors will nominate and appoint a new Independent Lead Director to succeed him.

26 F.N.B. Corporation

Corporate Governance

Related Persons Transactions

We have a written policy formalizing our protocols for reviewing a proposed transaction involving the Company and any of our directors, any director-nominees, any executive officers, any 5 percent or greater shareholder or any immediate family member of the foregoing (related persons) because of the possibility of a conflict of interest. A related persons transaction is generally defined as a transaction arrangement or relationship, or any series of similar transactions, arrangements or relationships, exceeding $120,000 in which the Company or any of its subsidiaries was, is or will be a participant, and in which a related person had, has or will have a direct or indirect material interest. A copy of the Related Persons Transactions Policy is posted on our website. Under our policy, all proposed related person transactions, except for (i) transactions generally available to all employees or shareholders of the Company, and (ii) compensatory transactions consistent with the plans, policies and decisions approved by the Company’s Board of Directors or Compensation Committee, must receive the prior approval of the Nominating and Corporate Governance Committee of our Board before we can take part in the transaction, and if such transaction continues for more than one year, the Nominating and Corporate Governance Committee and Board must annually approve the transaction.

The Company has a $2.5 million (which represents approximately a 5% investment commitment in the fund) limited partner equity investment in Black Tech Nation Ventures (“BTN.vc”), a majority Black-owned venture capital fund of which Director Motley has a 25.83% investment interest and is a general partner. BTN.vc is based in Pittsburgh and invests in technology startups and firms with Black and diverse founders and teams. The Company’s investment therein represented part of its broader commitment to economic equality and was made through its mezzanine finance subsidiary, F.N.B. Capital Corporation.

Other than the BTN.vc investment discussed above, no other Company directors, director nominees, executive officers, or immediate family members of the foregoing persons, or any entity owned or controlled by the foregoing persons, conducted any related person transactions with the Company in 2025 that required disclosure pursuant to SEC rules. Personal loans made to any Director or executive officer or their related interests must comply with Sarbanes-Oxley, Regulation O, our Code of Conduct and our Related Persons Transaction Policy.

BlackRock, Inc. (BlackRock), the Vanguard Group (Vanguard), FMR, LLC (Fidelity), Fuller & Thaler Asset Management, Inc., and Dimensional Fund Advisors LP indicated that they beneficially owned more than five percent of our outstanding shares of common stock (including through certain of their subsidiaries) as of December 31, 2025 (see Security Ownership of Certain Beneficial Owners). We may in the ordinary course of business, engage in transactions with BlackRock, Fidelity and Vanguard mutual funds, including selling BlackRock, Fidelity and Vanguard investment products to our customers, placing our customer funds in BlackRock, Fidelity and/or Vanguard mutual and exchange traded funds, and using Fidelity and Vanguard funds as an investment vehicle for the FNB 401(k) accounts. During 2025, Fidelity managed FNB’s 401(k) employee contribution and employer match program.

You may view the Related Persons Transactions Policy on our website at: www.fnb-online.com/related-person-policy.

2026 Proxy Statement 27

Stock Ownership

BOARD AND EXECUTIVE STOCK OWNERSHIP

Stock Ownership Policies Align Board and Executive Management Interests with Shareholders’ Long-Term Interests

Our Board has implemented minimum stock ownership policies for our Board, NEOs and other members of senior management that are designed to require that their interests are meaningfully aligned with shareholders’ interests. Below is a summary of the FNB stock ownership policies and practices we employ to ensure that the Board, executive and senior officers maintain meaningful investment stakes in the future financial success of the Company.

FNB Board and Executive Stock Ownership Policies

Policy	Description

Stock Ownership Policy

We maintain a Management Stock Ownership Policy that requires the CEO, the other NEOs and certain senior management who participate in the long-term incentive (LTI) plan to have varying levels of FNB stock ownership based upon the level of the officer’s responsibilities and contributions to FNB financial success. Our directors and senior level managers who participate in the LTI plan, including our NEOs, are currently in compliance with our stock ownership policy (see discussion under Additional Compensation Policies and Practices in the CD&A of this Proxy Statement).

Anti-Hedging/Pledging Policy	Our anti-hedging/pledging policy prohibits our directors, NEOs, executive officers, and senior officers from engaging in FNB stock hedging or pledging transactions and other derivative transactions.

Recoupment Policy

The Company has a mandatory recoupment policy applicable to current and former executive officers. In the event of a restatement of FNB’s financial results, the Company will claw back incentive-based compensation erroneously received by current or former executive officers during the three completed fiscal years immediately preceding the year in which the Company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements. Incentive-based compensation is broadly defined and includes any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure, i.e., any measure determined and presented in the Company’s financial statements, or derived from such measure, and would include stock price and Total Shareholder Return (TSR). The policy also provides for the claw back of incentive-based compensation from other officers upon a determination of misconduct which contributed to the non-compliance that resulted in the obligation for an accounting restatement.

28 F.N.B. Corporation

Stock Ownership

Director and NEO Stock Ownership

The table below sets forth certain information as of the March 9, 2026, record date with respect to beneficial ownershipa of our common stock by: (i) each director and nominee; (ii) each NEO listed in the table entitled 2025 Summary Compensation Table; and (iii) all directors and executive officers as a group. As of the March 9, 2026, record date, we had 355,379,875 shares of common stock issued and outstanding. All persons named as beneficial owners of the Company’s common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. Otherwise, we include a notation where the director or executive officer has shared voting or investment power with other personsb.

Name of Beneficial Owner	Shares Beneficially Owned		Percentage Owned

Pamela A. Bena	81,586		*

William B. Campbell[c]	161,602	(1)	*

James D. Chiafullo	142,827	(2)	*

Vincent J. Delie, Jr. #+	2,031,716		*

Mary Jo Dively	79,924		*

David J. Malone	137,916		*

Frank C. Mencini	97,205		*

David L. Motley	65,781		*

Heidi A. Nicholas	302,766	(3)	*

John S. Stanik	97,563	(4)	*

William J. Strimbu	150,545	(5)	*

Vincent J. Calabrese, Jr. #+	892,672		*

Alfred D. Cho [d]#+	—		—

Gary L. Guerrieri #+	377,464	(6)	*

David B. Mitchell #+	143,919		*

Barry C. Robinson[e] #	303,154		*

All executive officers and directors as a group (17 persons) [e]+	5,326,927	(7)	1.50%

a

The term “beneficial ownership” means any person who, directly or indirectly, through any contract, agreement, arrangement, understanding, relationship or otherwise, has or shares voting or investment power with respect to FNB common stock.

b

Includes shares held or obtainable by the person within 60 days of March 9, 2026, shares related to dividend equivalents accrued on such shares, and shares in FNB’s deferred compensation plan. This figure does not include time-based and performance-based restricted stock units (RSUs) granted to NEOs that do not vest within such sixty (60) day period (see footnote + below).

c	Mr. Campbell is retiring from the Board effective as of the date of our Annual Meeting, and as a result, will not stand for re-election.

d	Mr. Cho was hired on September 29, 2025.

e

Share information for Mr. Robinson, who retired on October 10, 2025, is presented as of December 31, 2025, the last day of the fiscal year and in connection with his final Form 5 filing, as this was the most practical date for obtaining his beneficial ownership information. The table does not include time-based or performance-based RSUs granted to Mr. Robinson, except to the extent that any of the same vest within 60 days of December 31, 2025. The amount of RSUs presently held by Mr. Robinson not otherwise included in the table (with the performance-based RSUs being presented at target level) is 76,126 units.

#	Denotes a person who served as an executive officer of the Corporation during 2025.

*	Unless otherwise indicated, represents less than 1% of all issued and outstanding common stock.

+

The table does not include time-based or performance-based RSUs granted to NEOs, except to the extent that any of the same will vest within 60 days of March 9, 2026. Upon vesting, shares of common stock are issued on a one-for-one basis for such units. The amount of RSUs presently held by each NEO and Director and not otherwise included in the table (with the performance-based RSUs being presented at target level) is as follows: Mr. Delie, 614,646 units; Mr. Calabrese, 151,243 units; Mr. Guerrieri, 90,682 units; Mr. Mitchell, 69,900 units; Mr. Cho, 56,378 units; and all executive officers and directors as a group, excluding Mr. Robinson, 1,136,011 units. The number of shares actually issued upon the vesting of the units may be different based upon the Company’s performance. The disclosed units also include shares related to dividend equivalents accrued on such units.

(1)	Includes 2,072 shares owned by Mr. Campbell’s wife.

(2)	Includes 600 shares held in a custodial account for Mr. Chiafullo’s grandsons.

(3)	Includes 121,936 shares owned by the Nicholas Family Trust (Ms. Nicholas is Sole Trustee) and 106,229 shares owned by Nicholas Family Limited Partnership.

(4)	Includes 17,559 shares jointly held with Mr. Stanik’s wife.

(5)	Includes 400 shares held in a custodial account for Mr. Strimbu’s children.

(6)	Includes 926 shares held in a custodial account for Mr. Guerrieri’s daughter.

(7)	Includes the number of shares beneficially owned by Corporate Controller and Principal Accounting Officer, James L. Dutey, and Chief Legal Officer and Corporate Secretary, James G. Orie.

2026 Proxy Statement 29

Stock Ownership

2025 Director Compensation

The following table shows the compensation paid to our directors for services rendered in all capacities during 2025. Mr. Delie is not included as his compensation as a director is disclosed in the 2025 Summary Compensation Table on page 61.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	TOTAL ($)

Pamela A. Bena	93,958	79,988	0	173,946

William B. Campbell[a]	131,458	79,988	0	211,446

James D. Chiafullo	90,416	84,983	0	175,399

Mary Jo Dively	95,000	79,988	0	174,988

David J. Malone	97,500	84,983	0	182,483

Frank C. Mencini	118,958	84,983	0	203,941

David L. Motley	90,000	79,988	0	169,988

Heidi A. Nicholas	107,500	84,983	0	192,483

John S. Stanik	84,375	79,988	0	164,363

William J. Strimbu	111,458	84,983	0	196,441

a	Mr. Campbell is retiring from the Board effective as of the date of our Annual Meeting, and as a result, will not stand for re-election.

(1)	This column includes the annual retainer, as well as additional retainers for the Independent Lead Director of the Board and the chairs of committees, for 2025.

(2)

Annually each director, including Mr. Delie, is awarded a time-based restricted stock unit award. The awards granted were valued at $75,000, except for directors who serve as Chairperson of a Committee, in which case the awards granted were valued at $80,000, rounded down to the nearest whole unit at a price determined in accordance with the FNB Incentive Plan. The time-based restricted stock unit awards were issued on May 7, 2025, after our Annual Meeting, with a fair market value of $13.50 per share. Additionally, each director, including Mr. Delie, who completes a relevant educational program during the preceding calendar year is awarded a time-based restricted stock unit award valued at $5,000, rounded down to the nearest whole unit at a price determined in accordance with the FNB Incentive Plan. These time-based restricted stock unit awards were issued on May 7, 2025, after our Annual Meeting, with a fair market value of $13.50 per share. See Annual Grant of Stock Awards for restricted stock unit awards to directors that remained outstanding at December 31, 2025. Directors have the ability to defer the receipt of equity compensation that vests until after their departure from the Board pursuant to the F.N.B. Corporation Deferred Compensation Plan (DCP). The time-based restricted stock units that are deferred have dividend equivalent rights. Messrs. Campbell, Malone, Motley, Stanik and Strimbu and Ms. Bena have elected to defer 100% of their 2025 awards.

(3)

The valuation of all perquisites is at our actual cost. SEC rules require disclosure of the perquisites to any one director unless the amount of perquisites is less than $10,000 in the aggregate. There were no perquisites required to be disclosed for 2025.

Annual Board/Committee Retainer Fees

We pay our annual fees and fees for committee meetings to our directors on a retainer basis. We annualize the fees and pay them monthly. The current annual Board and committee fees are as follows:

	Member Fee ($)	Chair Fee ($)

Board (1)	60,000	55,000

Audit Committee (2)	15,000	32,500

Compensation Committee (2)	10,000	22,500

Credit Risk, Fair Lending and CRA Committee (2)	10,000	25,000

Executive Committee (2)	7,500	10,000

Nominating and Corporate Governance Committee (2)	10,000	22,500

Risk Committee (2)	10,000	25,000

(1)	The Independent Lead Director is entitled to a fee of $55,000 per year, in addition to the member fee.

(2)	Committee chairs do not receive a member fee in addition to the chair’s fee.

For information regarding the number of full Board and committee meetings held during 2025, see Board Attendance and Committee Structure on page 20. We reimbursed various directors’ expenses in traveling to our meetings and determined these amounts were consistent with our guidelines and thus are not included in the 2025 Director Compensation table.

30 F.N.B. Corporation

Stock Ownership

Annual Grant of Stock Awards

We awarded each director time-based restricted stock units under the FNB Incentive Plan as detailed in the 2025 Director Compensation table above. These awards will vest on May 6, 2026, except that Mr. Delie’s award will vest on May 7, 2026. The following table sets forth the equity incentive awards outstanding as of December 31, 2025. Mr. Delie is not included as his time-based restricted stock unit award received as a director is disclosed in the 2025 Outstanding Equity Awards at Fiscal Year-End Table.

Name	Stock Awards (#)

Pamela A. Bena	6,061

William B. Campbell[a]	6,061

James D. Chiafullo	6,439

Mary Jo Dively	6,061

David J. Malone	6,439

Frank C. Mencini	6,439

David L. Motley	6,061

Heidi A. Nicholas	6,439

John S. Stanik	6,061

William J. Strimbu	6,439

a	Mr. Campbell is retiring from the Board effective as of the date of our Annual Meeting, and as a result, will not stand for re-election.

Deferred Compensation Plan

Our Deferred Compensation Plan provides our directors with the ability to defer up to 100% of their cash and/or stock compensation under the plan. An election to defer can be made on an annual basis and is irrevocable after the election period expires.

Under the plan, investment options in the Deferred Compensation Plan are the same as those available under our 401(k) plan. Cash amounts deferred will accrue interest, earnings and losses based on the performance of the deemed investment option(s) selected by the director. Equity awards will accrue earnings and losses based on the performance of FNB’s common stock. Investments into the FNB common stock fund will remain in the FNB common stock fund until distributed and will be distributed in kind. We do not pay above-market or preferential earnings on any director compensation that is deferred.

At the time of each deferral election, a director also elects the timing and method of distribution of their contributions to the plan. Elections include timing of distribution: specified date or separation from service and method of distribution: lump sum or installments. A director may change his or her current distribution election if the change is made at least 12 months prior to his or her first payment and is delayed by at least five years. In the case of an unforeseen emergency, as defined in the plan, a director may also request a withdrawal prior to a separation from service to the extent permitted in the plan.

The Deferred Compensation Plan is intended to constitute a nonqualified, unfunded plan for federal tax purposes and for the purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The Plan is intended to comply with Section 409A of the Code and the final regulations issued and will be interpreted, implemented and administered in compliance with the Code.

Director Stock Ownership Requirement

Our Board believes that each director’s equity ownership in the Corporation should be aligned with the Corporation’s shareholders. Accordingly, our Corporate Governance Guidelines require each of our directors to have beneficial ownership of the lesser of 40,000 shares of Corporation common stock (or common stock equivalent) or $400,000 in value of the Corporation’s common stock (or common stock equivalent). The Corporation’s director stock ownership requirement is progressively phased in over a six-year period. As of December 31, 2025, each FNB director is in compliance with the stock ownership requirement.

2026 Proxy Statement 31

Executive Officers

EXECUTIVE OFFICERS

The table below lists the names of our current Executive Officers with their positions and ages. The table below does not include this information for CEO Vincent J. Delie, Jr., whose information is in the section of this Proxy Statement entitled Biographical Information of Director Nominees.

Name	Position with Company	Age as of Annual Meeting

Vincent J. Calabrese, Jr.	Chief Financial Officer	63

Alfred D. Cho	Chief Consumer Banking Officer	48

James L. Dutey	Corporate Controller and Principal Accounting Officer	52

Gary L. Guerrieri	Chief Credit Officer	66

David B. Mitchell II	Chief Wholesale Banking Officer	68

James G. Orie	Chief Legal Officer and Corporate Secretary	67

Vincent J. Calabrese, Jr. has served as our Chief Financial Officer since 2009. Mr. Calabrese joined the Company in 2007, serving as our Corporate Controller from 2007 to 2009. Prior to joining the Company, Mr. Calabrese was Senior Vice President, Controller and Chief Accounting Officer of People’s Bank, Connecticut, from 2003 to 2007. During his 19-year tenure at People’s Bank, Mr. Calabrese’s principal responsibilities included financial planning and reporting, accounting policies, general accounting operations and investor relations.

Alfred D. Cho became our Chief Consumer Banking Officer in October 2025. As Chief Consumer Banking Officer, Mr. Cho is responsible for leading the team that provides our full range of consumer financial products and services to our customers. Accordingly, he oversees retail sales and distribution, small business banking, mortgage services, consumer banking solutions and consumer product development. Mr. Cho brings more than 25 years of strategic consulting, investment banking, mergers and acquisitions, and financial institutions group experience gained at several of the nation’s leading financial institutions, including J.P. Morgan, Bank of America and Truist. His background includes extensive client relationship leadership, active engagement with corporate boards, and significant experience advising on capital markets transactions and regulatory matters. Recently, prior to joining the Company, Mr. Cho served as a Managing Director at Truist Securities beginning in 2023 and previously held the role of Director at Bank of America Merrill Lynch from 2018 to 2023.

James L. Dutey joined our Company in January 2017 and has served as our Corporate Controller and Principal Accounting Officer since March 2017. Mr. Dutey has more than 28 years of accounting experience in the banking and financial services sectors. During his

12 years at Huntington Bancshares, Inc., Mr. Dutey served in various senior management roles, including Assistant Corporate Controller, with a primary focus on SEC and bank regulatory financial reporting requirements. Prior to joining Huntington Bancshares, Inc., Mr. Dutey was employed at KPMG LLP, ending his tenure there as senior manager for the assurance practice, primarily serving the banking industry. Mr. Dutey is a licensed Certified Public Accountant in the Commonwealth of Pennsylvania.

Gary L. Guerrieri became Chief Credit Officer of FNB in April of 2011 and has been an Executive Vice President and Chief Credit Officer of FNBPA since 2005. In his role as Chief Credit Officer, Mr. Guerrieri is responsible for managing the entire credit function for the Company, including commercial and retail underwriting, credit administration, credit policy and credit risk management. He also has oversight of FNBPA’s special assets, loan servicing and indirect lending functions. Prior to joining FNBPA in 2002, Mr. Guerrieri was an Executive Vice President of Commercial Banking with Promistar Financial Corporation, a bank holding company acquired by FNB in 2002.

David B. Mitchell II became our Chief Wholesale Banking Officer in January 2021. As Chief Wholesale Banking Officer, Mr. Mitchell oversees commercial lines of business and functional areas across FNBPA’s market footprint including Commercial Banking, Capital Markets and the Wealth Management group. Prior to his position as Chief Wholesale Banking Officer, Mr. Mitchell served as Executive Vice President of FNBPA’s Capital Markets and Specialty Finance businesses. Mr. Mitchell joined FNBPA in January 2018 after more than 36 years with The PNC Financial Services Group, Inc (PNC). During his tenure with PNC, Mr. Mitchell served in various bank officer

32 F.N.B. Corporation

Executive Officers

positions and, most recently, in the following leadership roles: Executive Vice President with responsibility over the company’s national large corporate, energy, metals and mining businesses and Executive Vice President, Public Finance, where he led the company’s banking and capital markets activities in the government, higher education and non-profit spaces.

James G. Orie has been our Chief Legal Officer since 2004 and became Corporate Secretary in January 2015. Mr. Orie is principally responsible for advising the Corporation, its Board and our executive management team on all legal and regulatory affairs impacting the Corporation, corporate governance, legal risk mitigation, litigation management, mergers and acquisitions and other critical transaction matters, and for providing compliance guidance on business and corporate strategies and activities. Prior to joining FNB as Corporate Counsel in 1996, Mr. Orie began his 40-year career in financial services with the Office of the Comptroller of the Currency. Later, he served as counsel with the Federal Home Loan Bank of Pittsburgh and Office of Thrift Supervision during the “thrift crisis,” and also led the Financial Services Practice Group of a regional Pittsburgh-based law firm.

2026 Proxy Statement 33

Security Ownership of Certain Beneficial Owners

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

We are not aware of any shareholder who was the beneficial owner of more than five percent of our outstanding common stock as of December 31, 2025, except for the entities identified in the table below:

Name and Address	Amount and Nature of Beneficial Ownership(1)	Percent of Outstanding Common Stock Beneficially Owned(2)
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	42,710,920(3)	11.95%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	37,849,714(4)	10.59%
FMR, LLC[a] 245 Summer Street Boston, MA 02210	25,228,555(5)	7.06%
Fuller & Thaler Asset Management, Inc 411 Borel Avenue, Suite 300 San Mateo CA 94402	21,013,099(6)	5.88%
Dimensional Fund Advisors LP 6300 Bee Cave Road Building One Austin, TX 78746	19,728,904(7)	5.52%

a	During 2025, FMR, LLC (Fidelity) managed FNB’s 401(k) employee contribution and employer match program.

(1)

Under the regulations of the SEC, a person who has or shares voting or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares

(2)	Based on the Corporation’s common stock outstanding as of December 31, 2025.

(3)

According to Schedule 13F filed under the Exchange Act on February 12, 2026, by BlackRock, Inc. The Schedule 13F states that BlackRock, Inc. has sole voting power over 40,594,517 shares and sole dispositive power over 42,710,920 shares.

(4)

According to Schedule 13F filed under the Exchange Act on January 29, 2026, by The Vanguard Group. The Schedule 13F states that The Vanguard Group has shared voting power over 2,351,437 shares, sole dispositive power over 35,009,130 shares, and shared dispositive power over 2,840,584 shares.

(5)

According to Schedule 13F filed under the Exchange Act on February 17, 2026, by FMR, LLC. The Schedule 13F states that FMR, LLC has sole voting power over 24,225,379 shares and shared dispositive power over 25,228,555 shares.

(6)

According to Schedule 13F filed under the Exchange Act on February 12, 2026, by Fuller & Thaler Asset Management, Inc. The Schedule 13F states that Fuller & Thaler Asset Management, Inc has sole voting power over 20,733,337 shares and sole dispositive power over 21,013,099 shares.

(7)

According to Schedule 13F filed under the Exchange Act on February 12, 2026, by Dimensional Fund Advisors LP. The Schedule 13F states that Dimensional Fund Advisors LP has sole voting power over 18,680,014 shares, shared voting power over 673,816 shares, sole dispositive power over 19,037,953 shares and shared dispositive power over 690,951 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that directors and officers of the Company and beneficial owners of more than 10 percent of its Common Stock file reports with the SEC with respect to changes in their beneficial ownership of equity securities of the Company. To the Company’s knowledge, based solely upon a review of the copies of such reports, written representations and information furnished to the Company, insiders of the Company compiled with all filing requirements during the fiscal year ending December 31, 2025.

34 F.N.B. Corporation

Security Ownership of Certain Beneficial Owners

Communications with our Board

Shareholders or other interested parties may send communications to our Board, the independent directors as a group, the Board Chairman, any committee chair, and/or any individual director, including our Independent Lead Director, by addressing such communications to the Board, c/o Corporate Secretary, F.N.B. Corporation, FNB Financial Center, 626 Washington Place, Pittsburgh, Pennsylvania 15219, Attn: Legal Department. Our Corporate Secretary is authorized to open and review any mail that is addressed to the Board or individual director(s) unless the envelope is marked “Confidential” or “Personal.” If so marked, it will be delivered, unopened, to the Chairman of the Board (addressed to the Board) or to the individual director addressee. If the Corporate Secretary opens an unmarked envelope which contains a magazine, solicitation or advertisement, the contents may be discarded.

2026 Proxy Statement 35

Proposal 2. Advisory Resolution on Executive Compensation

PROPOSAL 2. ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, which was adopted under the Dodd-Frank Act, we are asking shareholders to adopt an advisory resolution approving our executive compensation for our NEOs as reported in this Proxy Statement. Notably, in 2025, 91.26% of our shareholders voted in favor of our advisory say-on-pay resolution.

We have designed our executive compensation programs to support our long-term shareholder value strategy and believe our performance-based plans help to drive our results because our incentive compensation is aligned with the best interests of our shareholders and other stakeholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF AN ADVISORY SAY-ON-PAY RESOLUTION.

In the Compensation Discussion and Analysis (CD&A), we describe in detail how our executive compensation policies, procedures and practices operate and are designed to achieve our compensation objectives. Please read it in conjunction with the 2025 Summary Compensation Table and related compensation tables and narrative that provide detailed information on the compensation of our NEOs. The Compensation Committee, in consultation with our independent compensation consultant and the Board believe that our compensation policies, procedures and practices described in the CD&A achieve our long-term strategic financial performance objectives, and that the compensation of our NEOs reported in this Proxy Statement are aligned with the shareholder interests and supports and contributes to our continued success.

Why You Should Approve Our Executive Compensation Program

Our compensation philosophy is designed to attract and retain executive talent and emphasizes pay for performance, primarily through the creation and protection of shareholder value. Our compensation program includes base salary, short-term annual incentive compensation, long-term incentive compensation, retirement benefits, perquisites, and deferred compensation.

We believe our compensation programs and policies are appropriate and effective in implementing our compensation philosophy since our performance goals and are strongly aligned with long-term shareholder interests and, in our view, warrant continued shareholder support.

The Compensation Program is Highly Aligned with Shareholder Value

A significant portion of our NEOs’ compensation is directly linked to our performance relative to peers and the creation of long-term shareholder value, because a significant portion of the direct and total compensation is in the form of performance-based incentive compensation, including annual incentive compensation and a significant long-term incentive award. Our long-term awards are in the form of RSUs and divided into a time-based portion and a performance-based portion. The performance-based portion for our most recent awards, which is 60% of the overall award, only vests at the conclusion of three years if performance measures are met. We believe these long-term awards motivate our executives to achieve long-term performance and reward them for success. Furthermore, we do not award stock options, and only the Compensation Committee may approve equity grants.

36 F.N.B. Corporation

Proposal 2. Advisory Resolution on Executive Compensation

Summary of Key Compensation Practices

We seek to align our compensation programs and practices with evolving governance best practices. The Compensation Committee strives to meet best practices with respect to executive compensation including the following:

FNB Compensation Governance Practices

•

The Compensation Committee approves all elements of compensation for all executive officers. Our independent outside compensation consultant, along with FNB’s Risk Management, Finance, Human Resources and Legal, review and advise the Compensation Committee on executive officer compensation.

•

Executive management reviews all incentive compensation plans and programs to ensure an appropriate balance between risk, financial performance and compensation outcomes, as well as fairness across the organization.

•

We annually conduct a robust risk assessment of all compensation plans, and the Committee annually reviews the assessment to ensure the compensation programs do not encourage inappropriate risk taking.

• We primarily use peer-based metrics in our incentive plans.

•

We target base compensation to be competitive with peers and structure our incentive compensation plans to increase compensation when our performance under various measures, including total shareholder return (TSR), is better than peers, and decrease compensation when our performance is worse than peers’ and do not provide incentive compensation when we do not achieve certain financial performance thresholds.

• Our short-term and long-term incentive plans contain maximum limits.

• Earned dividend equivalents on unvested RSUs are not paid until the RSUs vest.

•

Stock ownership guidelines are in place for our executive officers and directors. Our directors and senior level managers who participate in the LTI plan, including our NEOs, are currently in compliance with our stock ownership policy.

•

We maintain a compensation recoupment or “clawback” policy which allows our Board to recoup any excess compensation, whether in the form of cash or equity, paid to our NEOs if the Company restates its financial results upon which an award is based.

•

We maintain a prohibition on executive officers and directors engaging in hedging transactions using Company common stock or common stock equivalents. Our anti-hedging policy prohibits our directors, NEOs, executive officers, and senior officers from engaging in hedging transactions with Company stock and requires FNB employees to consult with the Company’s Legal Department regarding these restrictions.

•

We annually provide our shareholders an opportunity to provide a “Say-on-Pay” advisory vote on our compensation programs and provide them an opportunity to vote on the frequency of such votes every 5-6 years.

• We do not provide tax gross-up payments for executive perquisites or approve any new employment contracts that contain a tax gross-up.

• We provide for a double trigger (rather than a single trigger) acceleration in our equity award agreements and all employment agreements.

• We do not make severance payments for “cause” terminations or resignations other than for good reason.

• We do not provide extraordinary relocation benefits.

2026 Proxy Statement 37

Proposal 2. Advisory Resolution on Executive Compensation

Our Compensation Program Has Appropriate Long-Term Orientation

Our compensation programs and policies have a long-term value creation focus:

•	We encourage our executives to maintain a long-term focus by using a three-year performance period and vesting schedule for long-term Performance-Based Awards.

•	Our LTI plan is based upon multiple peer-relative performance metrics, Operating Return on Average Tangible Common Equity (Operating ROATCE)*, Internal Capital Generation (ICG) growth* and TSR.

•	We have stock ownership requirements for executive officers and directors, so our executive officers and directors have a meaningful personal stake in our long-term success.

Our Compensation Committee Stays Current on Best Practices

We regularly update our Compensation Committee on compensation best practices and trends. In addition, the Compensation Committee engages an independent compensation consultant to provide advice on compensation trends and market information to assist the Compensation Committee in designing our compensation programs and making executive compensation decisions that are competitive, fair and aligned with FNB’s financial performance.

The Compensation Committee directly engaged an independent compensation consultant that reported directly to the Compensation Committee and had no prior relationship with our CEO or any other NEO. Our directors are elected annually, are predominantly independent and meet without management (including the CEO) present as a Compensation Committee or Board when necessary. The Compensation Committee maintains a charter and reviews its provisions annually. All committee charters and our Code of Conduct are posted on our website (see www.fnb-online.com/governance).

In accordance with Section 14A of the Exchange Act, which was adopted under the Dodd-Frank Act, we are asking shareholders to adopt an advisory resolution approving our executive compensation for NEOs, as reported in this Proxy Statement. Notably, at our 2025 Annual Meeting, 91.26% of the shares for which votes were cast voted for the advisory resolution on 2024 executive compensation.

The Compensation Committee views the strong 2025 Annual Meeting of Shareholders advisory vote on say-on-pay as reaffirmation of our shareholders’ endorsement of our carefully crafted pay-for-performance philosophy.

We are asking shareholders to approve the following advisory resolution at the 2026 Annual Meeting:

“RESOLVED, that the shareholders of F.N.B. Corporation (the Company) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers listed in the 2025 Summary Compensation Table included in the Proxy Statement for this meeting, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in this Proxy Statement under the Section entitled Executive Compensation and Other Proxy Disclosure, including the Compensation Discussion and Analysis, the compensation tables and other narrative and other executive compensation disclosures set forth under that section.”

This advisory vote on the compensation of our NEOs, commonly referred to as a “Say-on-Pay” vote, gives shareholders another mechanism to convey their views about our compensation programs and policies. Although non-binding, the Board and the Compensation Committee will carefully review and consider the voting results when evaluating our executive compensation programs. The Board has determined that it shall provide shareholders with an annual advisory vote on executive compensation at each Annual Meeting of Shareholders. Accordingly, the next annual advisory vote on executive compensation will be provided at our Annual Meeting of Shareholders in 2026.

38 F.N.B. Corporation

Executive Compensation and Other Proxy Disclosure

EXECUTIVE COMPENSATION AND OTHER PROXY DISCLOSURE

Compensation Committee Interlocks and Insider Participation

Compensation Committee Members

The members of the Compensation Committee (Committee) are Committee Chair Malone and Directors Bena, Motley and Strimbu1.

Neither we nor FNBPA have ever employed any member of the Committee. No such member has, during our last fiscal year, any relationship with us requiring disclosure under Item 404 of Regulation S-K or under the Compensation Committee Interlocks disclosure requirements of Item 407(e)(4) of Regulation S-K. We have determined that the Committee members are independent under both the NYSE corporate governance standards and Section 952 of the Dodd-Frank Act and are non-employees under the meaning of Rule 16b-3 under the Exchange Act. Our Board has delegated to the Committee the responsibility of setting the compensation of our directors and all Section 16 officers, including our CEO and Chief Financial Officer (CFO). The Committee met four times in 2025.

Authority and Responsibilities

The Committee administers our F.N.B. Corporation 2022 Incentive Compensation Plan (amended and restated March 11, 2024), including any predecessor or successor plans (FNB Incentive Plan) and our executive compensation programs, as well as the oversight of executive compensation policies and decisions applicable to our Section 16 officers. Additionally, the Committee oversees and interprets our qualified and non-qualified benefit plans, establishes guidelines, approves participants in the non-qualified plans, approves grants and awards, and exercises other power and authority required and permitted under the plans and the Compensation Committee Charter (Charter). The Committee also reviews and approves CEO, NEO and other executive and senior officer compensation, including, as applicable, salary, short-term incentive and long-term incentive compensation levels, perquisites and equity ownership. The Committee reviews the Charter annually and recommends any proposed changes to the Board2.

Delegation

From time to time, and subject to statutory and regulatory limitations, the Committee may delegate authority to fulfill various administrative and ministerial functions attendant to the Company’s plans to our employees. Currently, it delegates administration of our qualified plans to the Pension Committee, a committee comprised of our senior officers who have the appropriate expertise, experience and background in handling defined benefit and defined contribution plans.

Role of Independent Compensation Consultant

The Committee selected Aon Human Capital Solutions (Aon) as its independent compensation consultant for, among other reasons, its longstanding reputation for objectively providing comprehensive solutions to complex compensation challenges facing companies and specific expertise in the financial services industry. Aon assists with evaluating our compensation practices and provides ongoing independent advice and recommendations regarding CEO, NEO, Section 16 officer and director compensation practices that are aligned with our business goals and compensation philosophy, assists with benchmarking Board and executive officer compensation relative to industry and peer practices, offers input regarding our Proxy Statement compensation-related disclosures and consults with the Committee on our shareholder outreach engagements.

In performing its duties, Aon reported directly to the Chairman of the Committee and regularly interacted with the Chairman and other members of the Committee, in addition to attending Committee meetings on an as-needed basis. While performing its duties as directed by the Committee, our independent compensation consultant had access to independently consult with our CEO, CFO, Senior Vice President of Human Resources and Corporate Services, Chief Legal Officer, Chief Risk Officer and other FNB employees. In addition to our Independent Lead Director, our CEO regularly attended Committee meetings and discussed with Aon and the Committee

[1]	For additional information regarding the qualifications of the Committee members, please see Biographical Information of Director Nominees and FNB Board Skill Matrix.
[2]	A copy of the Charter is available on our website (www.fnb-online.com/governance) and web linked in Annex C.

2026 Proxy Statement 39

Executive Compensation and Other Proxy Disclosure

members, both during and outside of meetings, his perspective regarding the total compensation for the other Section 16 officers, including appropriate base salary and short-term and long-term incentives. Our CFO regularly attended meetings of the Committee for the limited purpose of discussing (i) the Company’s performance relative to the short-term and long-term incentive plans versus (ii) the peers’ performance relative to the FNB short-term and long-term incentive plans. Neither the CEO or executive officers are involved in setting the amount or structure of their own compensation and are not present during deliberations regarding their own compensation. The Committee and independent compensation consultant consider our CEO’s insight and recommendations before approving compensation for our Section 16 officers.

The Committee annually evaluates Aon’s independence and performance under the applicable NYSE listing standards. The Committee believes that working with Aon furthers the Company’s objectives to recruit and retain qualified executives, aligns executives’ interests with those of shareholders and ensures that executives’ compensation packages will appropriately motivate and reward ongoing achievement of business goals. In 2025, the Committee determined that Aon is independent under applicable SEC and NYSE listing independence criteria and retained them to advise the Committee with respect to compensation of the CEO and other executive officers.

40 F.N.B. Corporation

Compensation Discussion and Analysis

COMPENSATION DISCUSSION AND ANALYSIS

The following CD&A section describes the philosophy, objectives and structure of our 2025 executive compensation program for our NEOs, whose compensation is noted in the 2025 Summary Compensation Table and other compensation tables contained in this Proxy Statement. This CD&A is intended to be read in conjunction with the tables which follow this section that provide further historical compensation information for our NEOs as identified below.

Name	Position

Vincent J. Delie, Jr.	Chairman, President and CEO

Vincent J. Calabrese, Jr.	Chief Financial Officer

Gary L. Guerrieri	Chief Credit Officer

David B. Mitchell II	Chief Wholesale Banking Officer

Alfred D. Cho[1]	Chief Consumer Banking Officer

Barry C. Robinson[2]	Former Chief Consumer Banking Officer

[1]	Mr. Cho was hired on September 29, 2025

[2]	Mr. Robinson retired on October 10, 2025

Executive Summary

Introduction

The following CD&A is organized around three facets for stakeholders to consider:

•	Strategic and Financial Highlights
•	Compensation Philosophy and Objectives
•	Compensation Plan Structure and Outcomes

These facets summarize our strategic planning effort that focused on six pillars designed to increase shareholder value over the long term as detailed on the following pages.

We achieved new milestones and set new records in 2025 and the Committee and Board are confident in management’s ability to execute our strategic plan. We have proven that we are well positioned and continue to manage through various macro-economic environments, including during challenging times. We have consistently performed well in many important financial measures compared to our peer financial institutions while driving continued growth and shareholder value.

2026 Proxy Statement 41

Compensation Discussion and Analysis

I.	Strategic and Financial Highlights

FNB continues to build on a long-term track record of disciplined growth, balanced performance, and strategic execution across its diversified business model. The Company’s leadership team has guided FNB through nearly 20 years of economic cycles – including the aftermath of the 2008 great financial recession, the 2020-2022 global pandemic and the 2023 bank failures – while transforming the franchise into a forward-thinking and innovation-driven financial institution with a strong competitive position across its footprint.

The Company’s strategy is grounded in a focused set of pillars that guide how we grow and operate. These pillars are executed through six enterprise enablers which translate our strategic priorities into action. Strategic and financial highlights for 2025 follow.

* Non-GAAP measures are used by management to measure performance in operating the business. Management believes these measures enhance investors’ ability to better understand the underlying business performance and trends related to core business activities. In this Proxy Statement, the following are references to non-GAAP measures: Operating Net Income Available to Common Shareholders; Operating Earnings per Diluted Common Share (EPS); Tangible Book Value (TBV) per Common Share; Operating Return on Average Tangible Common Equity (ROATCE) excluding Accumulated Other Comprehensive Income (AOCI) impact; Operating ROATCE; Operating Return on Average Tangible Assets (ROATA); Operating Pre-Provision Net Revenue (PPNR); Operating Leverage; Tangible Common Equity to Tangible Assets; Efficiency Ratio; ICG Growth; and Net Interest Margin (NIM). Please refer to Annex B (non-GAAP to GAAP Reconciliations) to this Proxy Statement, where we include information to reconcile the non-GAAP measures to GAAP. The * is a non-GAAP designation used throughout this Proxy Statement to identify non-GAAP measures.

42 F.N.B. Corporation

Compensation Discussion and Analysis

STRATEGIC HIGHLIGHTS: A Strong Franchise Well-Positioned for Success

$50 billion Total Assets

$35 billion Total Loans and Leases

$39 billion Total Deposits

Serving 7 States and Washington D.C.

Pennsylvania
Ohio
Maryland
West Virginia
Virginia
North Carolina
South Carolina
FNB Branches
FNB ATMs

355 Branches

1,780 ATMs and ITMs

Award-winning Digital Presence

- Operates a high-performing, customer-focused franchise spanning seven states and Washington, DC supported by 355 branches, 1,780 ATMs and ITMs, and an award-winning digital banking platform.
- Gained substantial market share over time, supported by a product set and digital capabilities that rival those of the largest U.S. banks.
- Emphasizes a culture of collaboration, innovation and community engagement, enabling sustained growth while maintaining prudent risk management.
- Focused on organic growth to achieve a compound annual growth rate (CAGR) of 8.3% in organic assets since 2009 and a 10.2% CAGR in total revenue over the same period of time.
- Committed to innovation and recognized globally for digital leadership, offering advanced platforms that enhance customer experience, deepen engagement, and drive profitable growth.
- Well positioned for the future, supported by strong capital, robust liquidity, strong credit performance, and strategic investments that align with evolving customer needs.

FINANCIAL HIGHLIGHTS: Achieved 14 financial records in 2025

- Surpassed $50 billion in assets for the first time in Company history.
- Drove 13.2% year-over-year growth in tangible book value per share* to a record $11.87 per share.
- Achieved record operating EPS* of $1.59, which represented 14.4% year-over-year growth.
- Generated operating net income available to common stockholders* of $577 million, which represented 14.2% year-over-year growth.
- Generated approximately $774 million in operating pre-provision net revenue* up 10.8% year-over-year, driving a shift from negative operating leverage* in 2024 to positive operating leverage* of 2.6% in 2025.
- Realized $1.77 billion in revenue, inclusive of record net interest income of $1,396 million and record non-interest income of $369 million.
- Improved the loan-to-deposit ratio to below 90% through peer-leading deposit growth.
- Exceeded peer deposit growth levels based on industry H-8 data and FDIC deposit share data.
  - ✓ Grew period-end deposits by $1.7 billion year-over-year to $38.8 billion, or 4.5%, while maintaining above median deposit mix and reducing overall cost of deposits.
  - ✓ More than doubled large and small banks' full-year growth rates for FDIC deposit data.
  - ✓ Achieved a top five deposit market share position in half of our Metropolitan Statistical Areas (MSAs) and a top 10 deposit market share in over 80% of our MSAs.
- Achieved an operating efficiency ratio* of 54.8% and 2.6% operating leverage* for the full year.
- Successfully managed $1.8 billion of non-owner-occupied commercial real estate maturities, including office, in the higher interest rate and challenging environment, ending the year in a strong credit position with full-year 2025 net charge-offs of 20 basis points and an ACL ratio of 1.26%.
- Strengthened our capital base to $6.8 billion and achieved a record TCE ratio* of 8.9% and a record CET1 ratio of 11.4%, while returning $224 million to shareholders through common dividends of $174 million and share repurchases of $50 million.
- Achieved operating return on average tangible common equity (ROATCE)* of 14.7% that exceeded our cost of capital with a record level of tangible common equity*.

* A non-GAAP measure.

2026 Proxy Statement 43

Compensation Discussion and Analysis

II.	Compensation Philosophy and Objectives

Compensation Philosophy:

✓

Ensure the philosophy and total compensation support the attraction and retention of top talent and foster a collaborative and team-oriented environment capable of successfully executing our strategic plan.

✓	Ensure pay and performance are properly aligned to appropriately compensate the CEO, other NEOs and the entire leadership team.

✓	Use competitor compensation data to establish multiple reference points and appropriate targets.

✓	Evaluate performance using a balanced and diverse set of metrics.

✓	Consider factors such as business and individual performance, scope of responsibility, historical results, relative equity ownership, critical needs and skill sets, and leadership potential.

✓	Maintain strong governance practices and transparency with respect to shareholders.

✓	Consistent with industry practices, consider shareholder feedback and the advice of our compensation consultant, and ensure compensation is aligned with shareholder value creation and interests.

Compensation Design and Structure:

✓	Aligns compensation metrics with key strategic initiatives.

✓	Adheres to our Risk Appetite Statement and risk management protocols.

✓

Rewards performance relative to competitors by incorporating a diverse and balanced set of five metrics across the short-term incentive (STI) and long-term incentive (LTI) plans, with four of the five metrics directly tied to relative performance versus peers and the fifth measure grounded in operating earnings per diluted common share versus plan and investor expectations.

✓	Ensures that target-setting practices are aligned with industry standards and peer practices.

✓	Uses metrics focused on profitability, efficiency, productivity and valuation drivers.

✓	Uses TSR and ICG Growth* metrics which are highly correlated to shareholder value, including growth in tangible book value per share* and dividends paid to shareholders.

Chief Executive Officer

2025 Target Pay

81%
Variable Compensation
19%
Base Salary
Long-Term Time-Based (23%)
Elements of Compensation
24%
Annual Incentive
57%
Long-Term Incentive
Long-Term Performance-Based (34%)
58%
Performance Based
vs.
42%
Time Based & Base Salary

Average Other NEO

2025 Target Pay[1]

61%
Variable Compensation
39%
Base Salary
Long-Term Time-Based (14%)
Long-Term Performance-Based (21%)
Elements of Compensation
35%
Long-Term Incentive
26%
Annual Incentive
47%
Performance Based
vs.
53%
Time Based & Base Salary

[1]

We have assumed that amounts at target are based on annualized base salary figures for all NEOs except for the LTI amount for Mr. Cho, which was zero since he was hired on September 29, 2025, after the LTI awards for 2025 were granted to the other NEOs.

44 F.N.B. Corporation

Compensation Discussion and Analysis

Response to Shareholder Feedback:

✓	FNB deploys a robust and proactive shareholder engagement program to better understand and address the priorities of our shareholders.

✓	Contacted significant number of shareholders comprising approximately 78% of outstanding shares.

✓	Continually incorporate shareholder comments in our compensation program, governance practices and proxy disclosures.

Pay Aligned to Performance

✓	58% of our CEO’s target 2025 pay was performance linked, which is commensurate with average peer CEO levels.

✓	47% of our average NEO’s target pay was performance linked.

Other Compensation Actions:

✓

Conducted a robust compensation risk review and assessment to ensure all our compensation programs promote long-term business success that is aligned with shareholders’ interests, without encouraging undue risk taking.

✓	Maintained a consistent structure for our LTI plan; the performance award vesting and payouts are based entirely on peer-relative metrics.

✓

Reviewed the peer set in 2025 and determined that it was an appropriate comparative reference for both executive incentive compensation and established relative peer benchmarks for use in incentive compensation plans.

III.	Compensation Plan Structure and Outcomes

Following a comprehensive review of FNB’s 2025 results and its multi-year execution of long-term strategic priorities, the Board determined that CEO compensation appropriately reflects both the Company’s performance and the scale and complexity of the franchise. In 2025, FNB delivered record operating EPS of $1.59 (+14.4% YoY), achieved positive operating leverage, and generated peer-leading one-year and three-year TSR* of 19.4% and 45.4%, respectively. These results were delivered within a diversified, sophisticated financial institution with more than $50 billion in assets, a full capital markets platform, a broad suite of fee-based businesses generating record non-interest income, and one of the nation’s largest retail distribution networks, all integrated through a differentiated omni-channel model, including the proprietary eStore® digital platform. FNB is a top-20 U.S.-based retail bank by branch count and holds a top-10 deposit share in over 80% of its Metropolitan Statistical Areas, highlighting the breadth of its franchise and depth of client relationships.

The Board also recognized that in 2025, FNB and Mr. Delie earned more than 80 national and global awards from major media outlets, independent research organizations, and industry evaluators, recognition that reflects the Company’s strong performance, cultural excellence, and technology-driven innovation. Mr. Delie was also ranked a Top-5 U.S.-based bank CEO in the global Brand Guardianship Index through independent surveys and analysis and in the Top 50 CEOs in the country across all industries, underscoring the caliber and stability of his leadership guiding the organization and the long-term value created under his tenure.

Given this performance, the scale and complexity of the enterprise, the technology-forward growth strategy, and the strength of leadership, the Board approved total reported2 compensation of $8,472,627 for Mr. Delie for 2025. Other NEOs received total reported2 compensation ranging from $1,223,101 to $2,550,364.

[2]	As reported in the 2025 Summary Compensation Table.

2026 Proxy Statement 45

Compensation Discussion and Analysis

II. COMPENSATION PHILOSOPHY AND OBJECTIVES

Governance and Risk Management Role of the Compensation Committee

Our Committee meets regularly during the year and:

1.	Reviews all aspects of executive compensation to ensure our compensation programs and policies are consistent with and adhere to our Risk Appetite Statement.

2.

Reviews proposed and enacted legislation, industry trends, peer compensation, shareholder feedback and voting policies, and proxy advisor service guidance when evaluating our philosophy, programs, and awards.

3.	Ensures the structure and effectiveness of our compensation programs to promote long-term shareholder value by linking them to our financial performance relative to peers.

4.	Regularly evaluates all our compensation programs, including programs compensating our CEO and NEOs, for reasonableness and competitiveness to the market.

5.

Ensures our compensation programs and decisions detailed in the CD&A and accompanying tables fairly compensate our CEO and NEOs, provide for and result in both retention of our existing talent and attraction of diverse top talent, and ensure appropriate alignment and risk taking.

We believe a strong compensation program is rooted in a pay-for-performance philosophy that rewards long-term results that are aligned with shareholder interests.

46 F.N.B. Corporation

Compensation Discussion and Analysis

Compensation Committee’s Systematic Approach to Oversight of Compensation Matters

When reviewing and evaluating our compensation program, including adopting our philosophy, setting goals and awarding compensation, we assess market information and shareholder feedback, evaluate appropriate levels of risk taking, ensure governance adherence with our Risk Appetite Statement, and conform to applicable and developing laws and regulations. The table below outlines the comprehensive process by category and is followed by a chart providing the levels of review of our comprehensive risk management program.

Area of Oversight	Compensation Committee Responsibilities

Governance

Reviews and oversees the Company’s compensation philosophy and the overall effectiveness of the compensation program; determines Compensation Committee membership eligibility; reviews the CD&A and Compensation Committee Report; evaluates the independence of the compensation consultant; reviews consultant reports regarding compensation practices; oversees compensation policies, including stock ownership guidelines; reviews the Committee Charter; and evaluates the performance of the Committee’s compensation consultant.

Target Setting

Establishes corporate performance measures and objectives for short-term and long-term incentive programs and annually reviews and approves STI and LTI performance targets for the CEO and other executive officers.

Performance Assessments and Compensation Determinations

Reviews performance outcomes relative to established annual and long-term incentive goals; reviews the independent compensation consultant’s annual market assessment of executive officer compensation, including the CEO; and considers the reasonableness of the Company’s overall executive compensation program.

Market and Risk Assessment

Considers risks associated with the Company’s incentive compensation arrangements; reviews industry and market data provided by the compensation consultant; reviews and approves the Compensation Risk Assessment prepared by the Chief Risk Officer; and monitors compensation-related trends and developments.

Shareholder Feedback

Reviews shareholder feedback and results of management’s shareholder engagement activities; considers reports and recommendations from proxy advisory firms; and reviews prior Say-on-Pay voting results.

2026 Proxy Statement 47

Compensation Discussion and Analysis

Levels of Review

Compensation Committee

- Reviews compensation programs for alignment with risk appetite and risk management framework;
- Reviews and approves compensation policies;
- Considers risk implications of compensation decisions.

Management Compensation Committee

- Reviews incentive plans for risk/reward balance;
- Reviews targets and awards for consistency with risk;
- Reviews Key Risk Indicators (KRIs) and clawback provisions for effectiveness.

Chief Risk Officer

- Reviews plans to identify potential risk-taking that poses a threat to FNB's financial performance;
- Provides a comprehensive analysis regarding FNB's executive compensation practices relative to the Company's risk appetite and risk tolerance;
- Provides risk reporting to relevant committees.

Internal Audit

- Conducts annual risk-based reviews across business;
- Reviews controls related to plan governance.

Second-Level Business Unit Review

- Reviews incentive plans for consistency and risk mitigation.

Business Unit Review

- Reviews and recommends incentive goals and adjustments;
- Establishes Key Performance Indicators (KPIs), ensuring goals will not incent unnecessary behavior;
- Establishes performance metrics and KRIs.

48 F.N.B. Corporation

Compensation Discussion and Analysis

Competitor Peer Set

Along with our compensation consultant and in order to define an appropriate peer set for determining 2025 compensation levels and for performance comparison metrics for use in incentive compensation plans, we screened all 2024 peers and financial institutions included in the KBW regional banking composite index, using several quantitative and qualitative criteria, including whether the potential peer is a key business or market competitor, asset size, geography, business model, including ownership, number of retail locations, employee headcount, and whether it is part of a merger, acquisition or is an acquisition target.

The Committee seeks peers that have a business model like ours which provides a meaningfully diversified focus on consumer and corporate banking; and believes that peer group construction requires a balance between including companies that match in size, focus, business model similarity, and competitive dynamics, including similar geographic and demographic footprints, and similar competition for talent.

Based on this process and philosophy, the Committee concluded that no changes were needed for the 2025 peer group. The peer group below represents an appropriate comparative reference for both determining executive compensation and establishing appropriate relative peer benchmarks for use in incentive compensation plans. The Committee also recognized that some of the peers in the 2025 peer group may be in process of a strategic combination pending regulatory approval, or have made such an announcement, during the 2025 fiscal year. As such, the Board will revisit those peers for the purposes of the 2026 peer group.

2025 Peer Group (sorted from highest to lowest asset base as of 12/31/25)

Huntington Bancshares, Inc. (HBAN)[1]

Regions Financial (RF)

Zions Bancorporation (ZION)

Webster Financial Corp. (WBS)

First Horizon National Corp. (FHN)

Comerica (CMA)[2]

UMB Financial Corp. (UMBF)

Wintrust Financial Corp. (WTFC)

South State Bank (SSB)

Valley National Bancorp. (VLY)

Synovus Financial Corp. (SNV)[3]

Pinnacle Financial Partners (PNFP)[3]

Cullen/Frost Bankers, Inc. (CFR)

BOK Financial (BOKF)

Associated Banc-Corp. (ASB)

Hancock Whitney Corp. (HWC)

BankUnited, Inc. (BKU)

Commerce Bancshares, Inc. (CBSH)

Fulton Financial Corp. (FULT)

Texas Capital Bancshares Inc (TCBI)

Simmons First National Corp. (SFNC)

[1]	HBAN completed its acquisition of Veritex Holdings, Inc. on 10/20/25 and Cadence Bank on 2/2/26.

[2]	Fifth Third completed its acquisition of CMA on 2/2/26.

[3]	PNFP completed its merger with SNV on 1/1/26.

2026 Proxy Statement 49

Compensation Discussion and Analysis

Philosophy and Structure

Pay for Performance

Pay Component	Rationale	Design Element

• Majority of our NEOs’ target pay is variable and long term.	• Ensures that target pay has strong alignment between pay and performance and this balance emphasizes the importance of long-term results on total compensation.	• 58% of CEO’s target pay is performance based. • 47% of other average NEOs’ pay is performance based.

• Our LTI awards are divided into time-based and performance-based awards.	• Addresses executive retention with the need for performance-based incentive structures.

•

60% of LTI awards are performance based measured over a three-year performance period.

•

Performance-based LTI awards will not vest if we do not achieve the threshold performance level.

•

40% of LTI awards are time-based.

• A substantial portion of compensation has performance-linked components for our CEO and NEOs.	• Performance versus peers’ performance measures effectively tie pay and performance. • Award payouts require performance goals, utilizing a best-in-class plan design.

•

Use of a balanced and diversified set of five metrics in our STI and LTI plans, four of which are peer-relative that are directly tied to shareholder value.

•

Conversely, most peers do not use peer relative metrics in their STI plan.

• Direct compensation, including salary, STI and LTI, are within a reasonable range of peer median.	• Offers a competitive market executive total compensation package.

•

When performance is above or below median, our NEOs’ realized pay moves similarly.

•

Considers peer group compensation practices.

•

Considers recommendations of the independent compensation consultant.

50 F.N.B. Corporation

Compensation Discussion and Analysis

III. COMPENSATION PLAN STRUCTURE AND OUTCOMES

Our NEOs receive compensation through the following mix of pay elements: base salary, cash incentives and equity-based awards, including time- and performance-based equity awards. A detailed overview of each element of compensation is provided below:

Mix of Compensation Elements

Compensation Philosophy Provide a total compensation package that attracts and retains talent and rewards performance

Compensation Component	Rationale

Base Salary	Provides fixed compensation for executives, providing financial certainty

STI Plan	Rewards achievement of key drivers of FNB’s operating plan and performance relative to peers

LTI Plan	Rewards NEOs for commitment to FNB, rewards long-term performance and encourages stock ownership and alignment with shareholders

Benefits and Perquisites	Plans and programs are consistent with market practices across the industry

Risk Mitigants	Large use of peer-relative metrics without unnecessary risk taking

2026 Proxy Statement 51

Compensation Discussion and Analysis

Incentive Compensation Metrics & Design Structure

Short-Term Incentive Compensation Plan Structure and Awards

Introduction

•

The use of peer-relative metrics in FNB’s STI Plan distinguishes the plan from most peer compensation plans which generally do not use peer-relative metrics in short-term incentive plans.

•

For the “Operating EPS* vs. Plan Operating EPS Target” metric, the Board considers many elements of the plan including:

✓ Themacroeconomic environment

✓ Thedegree of positive operating leverage

✓ Ourrisk appetite and risk tolerance

✓ Peerperformance and industry growth estimates

✓ Allexternal conditions affecting operations, including factors related to employees, earnings and expenses

52 F.N.B. Corporation

Compensation Discussion and Analysis

Short-Term Incentive Compensation Plan Structure

A brief description of each of the 2025 STI metrics is provided below along with why FNB believes they are important to the performance, strategy and investment thesis of FNB.

Metric	Description	Why Is It Important?
Operating EPS* vs. Plan Operating EPS Target	▪ Operating net income available to common shareholders divided by total average diluted outstanding common shares. ▪ Compares actual operating performance to plan/target performance.	▪ Widely used measure for estimating corporate value. ▪ Provides a core run-rate look at bottom-line earnings for a company. ▪ For this reason, the Committee generally requires: (a) budgeted performance levels to be achieved for target payout levels to be paid out; and that (b) budgeted performance levels are set with positive year-over-year operating leverage, which may exclude the effects of certain changes in accounting standards.
Operating ROATCE excluding AOCI* compared to peers	▪ Peer-relative ranking of operating return on average tangible common equity excluding accumulated other comprehensive income divided by average tangible common equity for the year.	▪ Measures how efficient a bank is at optimizing common shareholder capital and earning a return on it. ▪ Determines a company's capacity to generate shareholder value. ▪ Excludes Accumulated Other Comprehensive Income (AOCI) from performance results for FNB and all its peers. This aligns incentives with sustainable long-term results. It provides a stable and predictable framework for rewarding management based on controllable factors.
Operating Efficiency Ratio* compared to peers	▪ Peer-relative ranking of operating expenses divided by operating revenues for the year.	▪ Good measure of bank profitability and disciplined cost management. ▪ Strong measure of financial stability. ▪ Supports FNB's cost advantage in lower cost of living geographies and investment in scalable digital channels.

* non-GAAP measure

Calculation of Total STI Payout Award

A payout percentage is computed for each metric and then averaged based upon established weightings. Threshold, target and maximum payout levels vary by NEO and are established based on market analysis which considers role, degree of responsibility, experience, and skillset when making the determination. The chart below presents the threshold, target and maximum payout levels for each of the STI measures.

Performance Level	Operating EPS* vs Target	Peer-Relative Operating ROATCE*	Peer-Relative Efficiency Ratio*	Vesting Percentage(1)

Threshold	90%	25th Percentile	25th Percentile	50% of Target

Target	100%	50th Percentile	50th Percentile	100% of Target

Maximum	110%	75th Percentile	75th Percentile	200% of Target

Metric Weighting	70%	20%	10%

(1)	There is straight-line interpolation between all levels.

2026 Proxy Statement 53

Compensation Discussion and Analysis

2025 Short-Term Incentive Compensation Award Target Opportunities

The Committee sets CEO and other NEOs target incentive opportunity expressed as a percentage of each of their base salaries. We increased the NEOs’ 2024 base salaries in 2025, as noted below, to ensure competitive direct compensation relative to the market median. Furthermore, to ensure total compensation for our CEO remained competitive with peer CEOs’ total compensation, we increased his target STI percentage to 135% for 2026.

Name	2025 Salary	2024 Salary	% Increase	Below Threshold	Threshold (50%)	Target (100%)	Maximum (200%)

Vincent J. Delie, Jr.	$1,224,000	$1,200,000	2.0%	0%	62.5%	125.0%	250.0%

Vincent J. Calabrese, Jr.	576,000	565,000	1.9	0	42.5	85.0	170.0

Gary L. Guerrieri	529,000	519,000	1.9	0	30.0	60.0	120.0

David B. Mitchell II	456,000	447,000	2.0	0	30.0	60.0	120.0

Alfred D. Cho[1]	450,000	—	—	0	30.0	60.0	120.0

Barry C. Robinson[2]	446,000	437,000	2.1	0	30.0	60.0	120.0

[1]	Mr. Cho was hired on September 29, 2025

[2]	Mr. Robinson retired on October 10, 2025

2025 STI Performance Results Summary

A summary of the Company’s short-term incentive compensation performance metrics results, STI performance and payout results are shown below.

2025 Operating Plan EPS Target

The Board established the 2025 Operating Earnings Per Common Share (EPS) target at $1.43, consistent with industry benchmarks and investor expectations at the time the target was set. This target reflected a disciplined approach to growth, assuming mid-single-digit increases in both revenues and expenses, ultimately driving positive operating leverage. The target was set deliberately to reflect the realities of a declining interest rate and uncertain economic and regulatory environment. The Board prioritized quality earnings, credit stability, and capital strength, while continuing to invest in technology, talent, and compliance—critical drivers of long-term shareholder value. This approach underscores our commitment to consistent, sustainable performance and positions FNB to capitalize on future opportunities without compromising risk discipline.

Performance on Operating EPS* vs. Plan Operating EPS Target

Leadership delivered record operating earnings per diluted common share* of $1.59 in 2025, achieving 112% of the plan target. This performance to plan was driven by peer-leading deposit growth, effective deposit cost management, record non-interest income, benefits from renewable energy tax credits, and favorable credit quality, all supported by disciplined balance sheet management focused on optimizing capital and liquidity. These results represented 14.4% year-over-year growth in operating earnings per diluted common share* and marked significant outperformance relative to peers with 19.4% and 45.4% one-year and three-year total shareholder returns, respectively.

54 F.N.B. Corporation

Compensation Discussion and Analysis

Performance on Peer-Relative Performance Metrics

For purposes of our STI performance results, the 2025 Operating ROATCE, excluding AOCI*, was 14.3% for the year resulting in a 148% payout based on being at the 62nd percentile of our peers. The Operating Efficiency Ratio* was 54.8% and resulted in a 184% payout based on being at the 71st percentile of our peers.

Overall Short-Term Incentive Compensation Performance and Payout

After considering the performance of actual results compared to STI Plan target, peer-relative Operating ROATCE, excluding AOCI, and peer-relative Efficiency Ratio according to the formulaic calculation of FNB’s STI Plan, the resulting performance was 188% of target. This was the level at which the Committee awarded short-term incentive compensation to each NEO. The Committee also recognized that FNB achieved 14 financial records in 2025 including:

•

Total Assets ($50.2B)

•

Total Spot Loans and Leases ($34.8B)

•

Total Spot Deposits ($38.8B)

•

Total Revenue ($1,765B)

•

Total Net Interest Income ($1,396M)

•

Non-Interest Income ($369M)

•

Operating Net Income Available to Common Shareholders* ($577M)

•

Operating Pre-Provision Net Revenue* ($774M)

•

Operating Earnings Per Diluted Common Share* (EPS) ($1.59)

•

Tangible Book Value Per Diluted Common Share* ($11.87)

•

Tangible Common Equity (TCE) ratio* (8.9)

•

CET1 Ratio (11.4)

•

Market Capitalization ($6.1B)

•

Capital Returned to Shareholders ($224M)

Furthermore, 1-Year Total Shareholder Return (TSR) was 19.4%, and 3-Year TSR was 45.4%.

Long-Term Incentive Compensation Plan Structure and Awards

Introduction

Our compensation program is designed to be competitive and align with our philosophy of tying pay to performance. For our NEOs, this includes a mix of equity-based awards, including time- and performance-based equity awards that measure performance over a three-year period.

Long-Term Incentive Compensation Plan Structure

The chart below depicts the components of our long-term awards and illustrates how our performance-based awards and payouts are calculated:

2026 Proxy Statement 55

Compensation Discussion and Analysis

As shown in the previous graph, the performance award component of our LTI plan is split into two performance metrics. The first metric component uses Operating ROATCE* and measures our annual performance versus peer performance for each of the three years in the award time horizon. Each LTI plan measure is calculated independently for each of the three years and then averaged for FNB and each of its peers. We determine the payout level based upon how this average measure compares to our peers. This payout level is then adjusted based on relative TSR performance to determine the final payout percentage. If TSR performance is at the median, no adjustment is made to the award. If our TSR performance is at or below the 25th percentile of peers’ performance, the award is adjusted downward by 25%. If our TSR performance is at or above the 75th percentile, the award is adjusted upward by 25%. The final payout percentage is calculated by multiplying the metric result by the TSR result (1+/-25%) utilizing straight-line interpolation between the 25th and 75th percentiles.

The second metric is ICG Growth* which is defined as the annual change in Tangible Book Value (TBV) per common share* plus the dividends declared per common share during the annual period, divided by TBV per common share* at the beginning of the performance period versus the same measures for our peers. Similar to Operating ROATCE*, the award level associated with this measure is calculated independently for each of the three years of the award time horizon and then averaged. Thereafter, the award is multiplied for TSR performance versus peers’ performance the same way as described above for Operating ROATCE* performance.

Metric	Description	Why is It Important?
Operating ROATCE* compared to peers	▪ Measures the operating return on average tangible common equity* for the given reporting period.	▪ Measures how efficient a bank is at optimizing common shareholder capital and earning a return on it. ▪ Determines a company's capacity to generate shareholder value.
	▪ Measures annual performance relative to peers for each of three reporting periods in the award time horizon. ▪ Measures are calculated independently for each of the three years and then averaged. ▪ Payout level is based upon how the average of each of the three year's calculations compare to peers.	
Internal Capital Generation (ICG) Growth* compared to peers	▪ Measures the annual change in Tangible Book Value* per common share plus the dividends declared per common share during the annual reporting period, divided by Tangible Book Value* per common share at the beginning of the performance period.	▪ Highly correlated to Total Shareholder Return. ▪ Supports FNB's strategy of capital deployment to shareholders.
3-Year Total Shareholder Return (TSR)	▪ Measures the peer-relative performance in total shareholder return amongst peers over the last three year period. ▪ Total Payout level is used to multiply the payouts for Operating ROATCE* and ICG Growth*. Total payout is increased or decreased based on relative TSR performance.	▪ TSR fully aligns a portion of management compensation with shareholder returns.

All stock-based performance awards vest based on the following tables:

Performance Level	Percent Rank	Vesting Percentage(1)

Threshold	25th Percentile	25% of Target

Target	50th Percentile	100% of Target

Maximum	75th Percentile	175% of Target

(1)	There is straight-line interpolation between all levels.

56 F.N.B. Corporation

Compensation Discussion and Analysis

2025 Long-Term Incentive Compensation Award Target Opportunities

The following table shows the target value of the 2025 grants for each of the NEOs. The performance-based awards will vest in 2028 only to the extent performance goals are met.

Name (1)	2025 LTI Plan Opportunity (% of Salary)	Performance- Based ($)	Time- Based ($)

Vincent J. Delie, Jr	300	2,203,200	1,468,800

Vincent J. Calabrese, Jr.	150	518,400	345,600

Gary L. Guerrieri	100	317,400	211,600

David B. Mitchell II	90	246,240	164,160

Barry C. Robinson (2)	90	240,840	160,560

(1)

Mr. Alfred D. Cho is excluded from this table as he commenced employment on September 29, 2025, after the LTI awards for 2025 were granted to the other NEOs. On September 29, 2025, Mr. Cho received a time-based award valued at $550,000 to honor commitments set forth in his offer letter.

(2)	Mr. Robinson retired on October 10, 2025.

2023 to 2025 LTI Performance Results Summary

As a result of the strong performance during 2023 through 2025, the performance award for that period paid out at 163% of each NEO’s target. The Operating ROATCE* metric was at the 55th percentile of peers and the ICG Growth* metric was at the 65th percentile of peers for the three-year measurement period. TSR performance was at the 80th percentile of peers for the three-year measurement period. Additional ranking and measurement details for each metric are shown below.

Total 2025 STI and LTI Compensation Plan Payout Results

Based on the above analysis, the Committee reasonably believes the 2025 short-term and long-term incentive award determinations appropriately balance long-term shareholder interests and reward executives for successfully executing on both FNB’s 2025 Operating Plan and our broader long-term strategic initiatives. This strong operating performance has enabled FNB to return $224 million to our shareholders in 2025, and over $1.2 billion to our shareholders since 2020 (representing dividends paid and shares repurchased).

Additional Compensation Policies and Practices

Management Stock Ownership Policy

We maintain a Management Stock Ownership Policy that requires the CEO, other NEOs and certain senior management who participate in the LTI plan to have varying levels of stock ownership based upon the officer’s participation level in the plan. The policy requires participants to hold the lesser of a specific share amount or a number of shares equal to a specific dollar threshold that is a multiple of the participant’s salary. We believe that this policy aligns management with shareholder interests and acts as a risk mitigant, because our NEOs have a significant long-term stake in our success. Under our policy, acceptable forms of stock ownership include:

•	shares owned individually and by immediate family;
•	long-term time-based stock awards, including all restricted stock and unit awards;
•	shares held in the 401(k) Plan and/or non-qualified deferred compensation plan;
•	stock held in F.N.B.’s Dividend Reinvestment Plan.

2026 Proxy Statement 57

Compensation Discussion and Analysis

Specific ownership guidelines for the NEOs are as follows:

Named Executive Officer	Share Value	Number of Shares	Compliance

Vincent J. Delie, Jr.	5 x salary	250,000	Met

Vincent J. Calabrese, Jr.	3 x salary	100,000	Met

Gary L. Guerrieri	3 x salary	100,000	Met

David B. Mitchell II	3 x salary	100,000	Met

Alfred Cho	3 x salary	100,000	In progress*

Barry C. Robinson	3 x salary	100,000	Met

*	According to our stock ownership guidelines, Mr. Cho must achieve the minimum stock ownership requirement by February 1, 2031.

We annually review progress toward achieving the ownership guidelines. Our NEOs are required to reach the stock ownership guidelines within five years after the later of any of the following events: commencement of participation in the LTI Plan; promotion to a higher participation level; or an increase in a participant’s ownership requirement. If an NEO does not hold the required share amount after the five-year period, the NEO will receive any future incentive awards as stock, in lieu of cash, that the participant must hold until he or she reaches the applicable required ownership level. All our NEOs currently meet the required stock ownership levels based on current policies or are within the time period allotted to achieve the level required under our current stock ownership guidelines.

Retirement and Other Post-Employment Benefits

All employees are eligible to participate in a 401(k) Plan. All salaried employees hired before January 1, 2008, except employees of First National Insurance Agency, LLC (FNIA), participated in our defined benefit pension plan, the Retirement Income Plan (RIP), through December 31, 2010. At that time, we froze each participant’s accrued benefit amount and ceased future accruals.

In general, we have designed our retirement plans to provide NEOs and other employees with financial security after retirement. We provide matching contributions and a performance-based contribution under the 401(k) Plan for all employees, including the NEOs. Previously, we offered a defined benefit pension plan. We detail its benefits to employees more particularly in the narrative accompanying the 2025 Pension Benefits table. Additionally, due to Code limits on the amount of compensation that may be recognized for tax-qualified retirement plans, certain NEOs were unable to make the full amount of contributions to the 401(k) Plan and the amount of their total pay that is included in the calculation of their pension benefit is limited. To address that limitation, we offered the F.N.B. Corporation ERISA Excess Retirement Plan (Excess Plan) and continue to offer the Deferred Compensation Plan (DCP) to allow any affected employee, including the NEOs, to receive the full benefit intended by the qualified retirement plans. In 2010, we amended the Excess Plan consistent with the amendments to the RIP.

In addition to those plans, we previously provided to some senior executives, including Mr. Guerrieri, a supplemental executive retirement plan, called the Basic Retirement Plan (BRP), which is designed to supplement the benefits provided by the RIP and the Excess Plan. The purpose of the BRP was to ensure a minimum level of retirement income for the NEOs and other senior officers who participated in the plan. We closed the BRP to new participants and ceased future accruals for all participants, effective December 31, 2008.

Post-Employment and Change in Control Payments

We believe post-retirement compensation is necessary to attract and retain talented executives and that our post-retirement benefits are competitive in the industry and provide NEOs with appropriate retirement benefits.

We provide severance and change-in-control payments through employment contracts that provide additional security for our NEOs. We determined that the continued retention of the services of our NEOs on a long-term basis fosters stability of senior management through retention of well-qualified officers. The 2025 Potential Payments Upon Termination or Change in Control tables and accompanying narrative detail the NEOs’ employment contracts.

The RIP benefit is determined by a precise formula set forth in the plan document and explained in the narrative accompanying the 2025 Pension Benefits

58 F.N.B. Corporation

Compensation Discussion and Analysis

table. The DCP and Excess Plan benefit formulas are based upon the specific opportunity, or the amounts lost by the participant due to Code limits and are more fully detailed in the 2025 Non-Qualified Deferred Compensation and 2025 Pension Benefits tables and narratives. The benefit under the BRP is a monthly benefit equal to a target benefit percentage based on years of service at retirement and a designated tier as determined by the Committee and detailed in the narrative accompanying the 2025 Pension Benefits table. We do not grant extra years of credited service under any of our qualified or non-qualified plans. The termination and change in control benefits for NEOs were set by contract and are described more fully in the 2025 Potential Payments Upon Termination or Change in Control tables and in the narrative accompanying the 2025 Summary Compensation Table.

Deferred Compensation

We believe it appropriate to offer our most senior executives and Board members the opportunity to defer compensation for financial planning purposes, including the DCP implemented in April 2022. The Committee has selected a group of management employees eligible to participate in the plan that includes the NEOs. Participants may choose to defer base salary, STI and/or LTI awards. See the detailed discussion about our plan below our Non-qualified Deferred Compensation Table.

Life Insurance

Under a life insurance agreement with Mr. Delie, we will pay the insurance premium on behalf of Mr. Delie during his employment on a life insurance policy issued and owned by him. The annual premium amount is $182,450 and is payable through the end of the policy year in which Mr. Delie attains age 68. The death benefit payable to Mr. Delie’s beneficiaries under the policy is $2.4 million. The life insurance agreement and our obligation to remit premiums terminates upon: Mr. Delie’s death, the date he voluntarily terminates employment prior to attaining age 68, the date Mr. Delie’s employment is terminated for Cause, as defined in the life insurance agreement, or the date Mr. Delie violates any restrictive covenants contained in his employment agreement. If Mr. Delie remains continuously employed by FNB through December 31, 2027, we are obligated to pay annual policy premiums through the end of the policy year in which Mr. Delie attains age 68 regardless of whether he voluntarily terminates his employment, unless he violates any applicable restrictive covenants. If we terminate Mr. Delie’s employment without Cause, as defined in the life insurance agreement, or he terminates his employment for Good Reason upon or following a Change in Control, as each are defined in his employment agreement, in either case prior to his attainment of age 68, we are obligated to remit an additional premium amount needed for the life insurance policy to become fully paid-up, such that all the premium payments are complete, Mr. Delie is free of all payment obligations, and the life insurance policy will remain intact and fully paid until Mr. Delie’s death.

Tax Policy and Accounting Treatment of Compensation

We adopted a policy according to which we will not allow tax gross-ups unless we are required to make such a payment due to a prior existing contractual obligation. Currently, we do not have any contractual obligations to our NEOs or to any other employee to provide tax gross-ups but may be required to honor such a contract due to a merger or acquisition with another entity.

Section 162(m) of the Code currently limits the deductibility of compensation in excess of one million dollars paid to the CEO, CFO or another “covered employee” (as defined by Section 162(m)), or who was such an employee beginning in any year after 2017. Accordingly, compensation awarded to covered employees in excess of one million dollars will generally not be deductible. While we are cognizant of the tax deduction limitations applicable to our compensation program for NEOs, we may set compensation levels or structure arrangements outside the deduction limitations if we deem the amount of compensation appropriate. The Committee has the discretion to establish the compensation paid or intended to be paid or awarded to the NEOs, as the Committee may determine in our and our shareholders’ best interests. This is an important feature of our compensation practices because it provides the Committee with sufficient flexibility to respond to specific situations.

As discussed above, we have calculated and discussed with the Committee the tax impact to us and the executives of each of our cash and equity compensation awards and agreements. We also calculate and monitor the accounting expense related to equity-based compensation using the guidance of Accounting Standards Codification (ASC) Topic 718, Compensation — Stock Compensation.

2026 Proxy Statement 59

Compensation Committee Report

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis of this Proxy Statement with the Company’s management and based on such review and discussion, we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement. Portions of this Proxy Statement, including the Compensation Discussion and Analysis, have been incorporated by reference into the Company’s 2025 Form 10-K.

Respectfully submitted,

David J. Malone, Chair

Pamela A. Bena

David L. Motley

William J. Strimbu

60 F.N.B. Corporation

Compensation Committee Report

2025 Summary Compensation Table

The following table shows the total compensation paid or earned by the Company’s CEO, CFO and the three most highly-paid executive officers other than the CEO and CFO who were employed as of December 31,

2025. Each is referred to as an NEO and, collectively, NEOs. The amounts include services rendered in all capacities to us and our subsidiaries for the year ended December 31, 2025:

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)

Vincent J. Delie, Jr. President and CEO	2025	1,222,893	0	3,843,347	0	2,876,400	16,812	513,175	8,472,627
	2024	1,199,500	0	3,529,358	0	2,079,300	0	487,283	7,295,441
	2023	1,187,000	0	3,225,435	0	2,279,040	15,954	649,180	7,356,609

Vincent J. Calabrese, Jr. Chief Financial Officer	2025	575,493	0	885,511	0	920,448	8,917	159,995	2,550,364
	2024	564,577	0	885,891	0	626,562	0	148,339	2,225,369
	2023	553,385	0	880,825	0	850,944	8,977	194,912	2,489,043

Gary L. Guerrieri Chief Credit Officer	2025	528,539	0	542,178	0	596,712	96,809	106,163	1,870,401
	2024	518,615	0	542,527	0	431,663	7,434	96,740	1,596,979
	2023	508,423	0	539,521	0	586,368	77,827	127,550	1,839,689

David B. Mitchell II Chief Wholesale Banking Officer	2025	455,585	0	420,650	0	514,368	0	88,702	1,479,305
	2024	446,654	0	420,524	0	371,779	0	79,071	1,318,028
	2023	437,500	0	417,865	0	504,576	0	86,498	1,446,439

Alfred D. Cho Chief Consumer Banking Officer (6)	2025	95,192	0	550,000	0	507,600	0	283,939	1,436,731

Barry C. Robinson Chief Consumer Banking Officer (7)	2025	368,427	0	411,409	0	390,841	0	52,424	1,223,101
	2024	436,654	0	411,119	0	363,462	0	84,735	1,295,970
	2023	427,539	0	408,331	0	493,056	0	100,159	1,429,085

(1)	Payments under the Company’s annual incentive plan for 2025 are reported in the Non-Equity Incentive Plan Compensation column instead of in the Bonus column, in accordance with SEC requirements.

(2)

The amounts shown in this column represent the grant date fair value of the awards granted during the fiscal year determined pursuant to ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 17 to the Company’s audited financial statements for the fiscal year ended December 31, 2025, included in the Company’s 2025 Form 10-K filed with the SEC on February 24, 2026. These awards earn dividend equivalents, which are subject to the same restrictions and vesting schedule as the underlying units. The amounts reflected in the table for 2025 assume that the performance goals for the performance-based RSUs will be achieved at target. The actual performance cannot be determined for three years and could be zero. At the maximum level of performance, the grant date fair value of the performance-based RSUs granted in 2025 would be: Mr. Delie, $5,019,340; Mr. Calabrese, $1,181,044; Mr. Guerrieri, $723,134; Mr. Mitchell, $561,047; and Mr. Robinson, $548,730. Mr. Cho did not receive a performance-based award during 2025 as he commenced employment on September 29, 2025, after the LTI awards for 2025 were granted to the other NEOs. Mr. Cho received a time-based award valued at $550,000 to honor commitments set forth in his offer letter. The amount for Mr. Delie also includes a time-based restricted stock unit award, granted for service as a director in 2025 that vests on May 7, 2026 (see narrative under the Director Compensation discussion of this Proxy Statement).

(3)

Amount earned by the NEO as an annual incentive bonus under our STI plan, based upon the Company’s performance. The STI plan is discussed in further detail in the CD&A under “Short-Term Incentive Compensation Plan Structure and Awards”. The amount for Mr. Cho was calculated on his annualized base salary rather than the salary received during 2025 to honor commitments set forth in his offer letter. Mr. Robinson retired October 10, 2025, and the Committee approved a pro-rated incentive bonus based on the salary he received prior to retirement.

(4)

The amounts in this column reflect the actuarial change in the present value of the NEO’s benefit under all our pension plans determined using interest rate and mortality rate assumptions consistent with those used in our financial statements and include amounts that the NEO may not currently be entitled to receive because such amounts are not vested. Our pension plans are described in the narrative accompanying the 2025 Pension Benefits table. We do not pay or provide above-market interest under our non-qualified deferred compensation plans.

2026 Proxy Statement 61

Compensation Committee Report

(5)	All other compensation as reported in this column for 2025 is comprised of the following amounts:

Name	Perquisites and Other Personal Benefits ($)(a)	Executive Insurance Premiums ($)(b)	401(k) Match and Company Contributions ($)	Deferred Compensation Restoration Match ($)(c)	Total All Other Compensation ($)

Vincent J. Delie, Jr.	71,143	196,352	21,000	224,680	513,175

Vincent J. Calabrese, Jr.	55,890	14,613	21,000	68,492	159,995

Gary L. Guerrieri	24,465	14,691	21,000	46,007	106,163

David B. Mitchell II	14,589	16,491	21,000	36,622	88,702

Alfred D. Cho	270,851	78	0	13,010	283,939

Barry C. Robinson	3,431	7,926	21,000	20,067	52,424

(a)

The NEOs receive various perquisites provided by or paid for by us pursuant to our policies or individual agreements with the executive. SEC rules require disclosure of the perquisites and other personal benefits, securities or property for an NEO unless the total value of all perquisites and personal benefits for a named executive officer is less than $10,000 in the aggregate. The dollar amount of the perquisite or other personal benefits represents the incremental cost to us of providing the benefit. This column includes the costs of social club dues for Messrs. Delie ($35,034), Calabrese and Mitchell; personal financial planning for Messrs. Delie and Calabrese; personal use of company-provided automobiles for Messrs. Delie, Calabrese ($29,790), Guerrieri and Cho; parking fees for Messrs. Delie, Calabrese, Guerrieri and Mitchell; cost of executive physicals for Mr. Delie; and signing bonus ($100,000) and moving expenses ($165,584) for Mr. Cho. The valuation of the company-provided automobiles was calculated as our current year depreciation or leasing expense for the automobile plus all costs incurred related to the automobile (including, but not limited to, the cost of insurance, gas, car washes, repairs, registration and inspection fees), less our mileage reimbursement allowance for business miles driven by employees who use their own automobile for business purposes. While our Compensation Committee has a strong preference for our CEO to take all his flights on the corporate aircraft (personal and business), our Aircraft Usage Policy limits the number of personal flight hours our CEO may use each year during times when it is not used for business travel. In authorizing such personal usage, our Compensation Committee considered the advantages that personal aircraft usage offers the Company, including mitigating security risks and encouraging reduced travel time, thereby promoting the CEO’s availability, efficiency and productivity. Mr. Delie’s use of the aircraft did not exceed two (2) personal flight hours in 2025. In regard to such personal use by Mr. Delie or his approved non-business guests, income is imputed to Mr. Delie for tax purposes, for which he covers the tax liability and no gross-up is provided by the Company. In addition, our Aircraft Usage Policy contains procedures to document the principles to be applied in determining the classification of a flight as business or personal and the calculation of the aggregate incremental cost for perquisite purposes, including a definition of personal use and appropriate methodologies for allocating cost between business and personal use when necessary.

Based upon certain operational restrictions and administrative efficiencies, we operate our corporate aircraft under Federal Aviation Administration rules and regulations that limit our ability to accept reimbursement for personal flights on our aircraft. The incremental cost to FNB for personal aircraft use is calculated by dividing the total number of personal passenger hours by the total passenger hours, then multiplying that number by the Company’s total variable cost for 2025. The total variable cost includes costs related to maintenance, crew expenses, the pro rata cost of extra fuel due to additional weight, meals, beverages, landing fees and ground transportation services. Since the aircraft is used primarily for business travel, total variable cost does not include the calculation of fixed costs that do not change based on particular usage, such as crew salaries, insurance, aircraft management services, hangar rental, capital improvement costs intended to cover a multi-year period, and other fixed costs not affected by the presence of additional passengers.

(b)	This amount reflects Company paid premiums for executive owned life insurance coverage. The amount for Mr. Delie includes a premium payment of $182,450 for his life insurance coverage.

(c)

This amount reflects Company contributions during the year to the DCP as more fully described in the narrative accompanying the 2025 Non-Qualified Deferred Compensation table. Includes Restoration Match accrued in 2025 and contributed to the DCP in 2026.

(6)	Mr. Alfred Cho was hired on September 29, 2025.

(7)	Mr. Barry Robinson is included because he would have been part of the group had he not retired on October 10, 2025.

The foregoing 2025 Summary Compensation Table does not include certain fringe benefits generally made available on a non-discriminatory basis to all our salaried employees such as group health insurance, dental insurance, vision insurance, life insurance, accidental death and dismemberment insurance and long-term disability insurance, which we consider to be ordinary and incidental business costs and expenses.

Mr. Delie became CEO in 2012 and entered into his employment agreement with us and FNBPA on December 15, 2010. Mr. Delie’s contract has an initial term of three years and, unless sooner terminated, automatically extends for one year on the anniversary of the commencement date such that, on the anniversary date, the contract continues to have a three-year term. Either party may terminate the

62 F.N.B. Corporation

Compensation Committee Report

automatic renewal provision by providing the other party with 30 days’ advance written notice of non-renewal prior to the anniversary of the commencement date. Currently, Mr. Delie’s employment agreement runs through December 2028. Under the terms of the agreement, Mr. Delie is entitled to receive a base salary that may be increased from time to time as determined by the Committee. Additionally, in 2025, Mr. Delie was eligible to participate in our annual incentive compensation plan at a target award level of 125% of his base salary. Thus, he had the possibility of achieving a bonus between 0% and 250% of his base salary. In addition to his employment agreement, as a retention incentive we entered into a life insurance agreement with Mr. Delie on November 3, 2022, as described above, pursuant to which we will pay the insurance premium on behalf of Mr. Delie during his employment on a life insurance policy issued and owned by him. The severance and change in control provisions of Mr. Delie’s employment agreement and the obligations and proceeds from life insurance are described in the narrative accompanying the 2025 Potential Payments Upon Termination or Change in Control tables.

Mr. Calabrese serves as our CFO and entered into his employment agreement with FNBPA on February 21, 2013. The initial term of the agreement was for two years and automatically extends for a one-year period on each anniversary of its commencement date such that, on the anniversary date, the contract has a two-year term unless sooner terminated. Either party may terminate the automatic renewal of the agreement by providing the other with 30 days’ advance written notice of non-renewal. Mr. Calabrese’s contract runs through February 2028. Under the terms of the agreement, Mr. Calabrese receives a base salary that may be increased from time to time as determined by the Committee. Additionally, Mr. Calabrese is eligible to participate in our annual incentive compensation and bonus plans at the discretion of the Committee with a target award level of 85% of base salary for 2025. Thus, he had the possibility of achieving a bonus between 0% and 170% of his base salary. The severance and change in control provisions of Mr. Calabrese’s employment agreement are described in the narrative accompanying the 2025 Potential Payments Upon Termination or Change in Control tables.

Mr. Guerrieri serves as our Chief Credit Officer. He entered into his current employment agreement on November 30, 2023, which is an amendment and restatement of his original employment agreement with FNBPA dated January 25, 2002, as amended in

December 2008 and December 2012, in order to comply with IRS Code Section 409A, Mr. Guerrieri’s employment agreement was amended and restated in 2023 to replace the single-trigger change in control provision with a double-trigger provision. Mr. Guerrieri’s contract had an initial term of two years and automatically extends for a one-year period on the anniversary of its commencement date such that, on the anniversary date, the contract has a two-year term, unless either party terminates the contract sooner. Either party may terminate the automatic renewal of the agreement by providing the other 30 days’ advance written notice of non-renewal. Mr. Guerrieri’s contract runs through November 2028. Under the terms of the agreement, Mr. Guerrieri receives a base salary, as reflected in the 2025 Summary Compensation Table, that may be increased from time to time as determined by the Committee. Mr. Guerrieri is also eligible to participate in our annual incentive compensation and bonus plans at the Committee’s discretion. Mr. Guerrieri’s target award level for annual incentive compensation was 60% of his base salary for 2025. Thus, he has the possibility of achieving a bonus between 0% and 120% of his base salary. The severance and change in control provisions of Mr. Guerrieri’s employment agreement are described in the narrative accompanying the 2025 Potential Payments Upon Termination or Change in Control tables.

Mr. Mitchell serves as our Chief Wholesale Banking Officer and entered into his current change in control agreement on December 30, 2020. His agreement does not contain a set term. Mr. Mitchell receives the base salary as reflected in the 2025 Summary Compensation Table that may be increased from time to time as determined by the Committee. He is eligible to participate in our annual incentive compensation and bonus plans at the Committee’s discretion. His target award level for annual incentive compensation in 2025 was 60% of base salary with the possibility of achieving between 0% and 120% of base salary. The severance and change in control provisions of Mr. Mitchell’s agreement are described in the narrative accompanying the 2025 Potential Payments Upon Termination or Change in Control tables.

Mr. Cho serves as our Chief Consumer Banking Officer effective September 29, 2025. He entered into his Change in Control Agreement on September 29, 2025. His agreement does not contain a set term. Mr. Cho receives the base salary as reflected in the 2025 Summary Compensation Table that may be increased from time to time as determined by the Committee. He is eligible to participate in our annual incentive compensation and bonus plans at the

2026 Proxy Statement 63

Compensation Committee Report

Committee’s discretion. His target award level for annual incentive compensation in 2025 was 60% of base salary with the possibility of achieving between 0% and 120% of base salary. The severance and change in control provisions of Mr. Cho’s agreement are described in the narrative accompanying the 2025 Potential Payments Upon Termination or Change in Control tables.

Mr. Robinson served as our Chief Consumer Banking Officer until his retirement on October 10, 2025. He entered into his employment agreement on

November 4, 2015. His agreement was for an initial term of two years and automatically renewed such that, on the anniversary date, he had two years remaining. Under the terms of the contract, Mr. Robinson received the base salary as reflected in the 2025 Summary Compensation Table. He was eligible to participate in our annual incentive compensation and bonus plans at the Committee’s discretion. His target award level for annual incentive compensation in 2025 was 60% of base salary with the possibility of achieving between 0% and 120% of base salary.

64 F.N.B. Corporation

Compensation Committee Report

2025 Grants of Plan-Based Awards

The following table sets forth grants of plan-based awards to the NEOs for 2025:

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Award Type (1)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Vincent J. Delie, Jr.	STI	n/a	0	1,530,000	3,060,000	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	RSU-TB	2-18-2025	n/a	n/a	n/a	n/a	n/a	n/a	95,130	n/a	n/a	1,468,807
	RSU-PB	2-18-2025	n/a	n/a	n/a	26,756	142,696	312,148	n/a	n/a	n/a	2,294,552
	DIR	5-07-2025	n/a	n/a	n/a	n/a	n/a	n/a	5,925	n/a	n/a	79,988

Vincent J. Calabrese, Jr.	STI	n/a	0	489,600	979,200	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	RSU-TB	2-18-2025	n/a	n/a	n/a	n/a	n/a	n/a	22,384	n/a	n/a	345,609
	RSU-PB	2-18-2025	n/a	n/a	n/a	6,296	33,576	73,448	n/a	n/a	n/a	539,902

Gary L. Guerrieri	STI	n/a	0	317,400	634,800	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	RSU-TB	2-18-2025	n/a	n/a	n/a	n/a	n/a	n/a	13,705	n/a	n/a	211,605
	RSU-PB	2-18-2025	n/a	n/a	n/a	3,855	20,558	44,971	n/a	n/a	n/a	330,573

David B. Mitchell II	STI	n/a	0	273,600	547,200	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	RSU-TB	2-18-2025	n/a	n/a	n/a	n/a	n/a	n/a	10,633	n/a	n/a	164,174
	RSU-PB	2-18-2025	n/a	n/a	n/a	2,991	15,950	34,891	n/a	n/a	n/a	256,476

Alfred D. Cho	STI	n/a	n/a	270,000	540,000	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	RSU-TB	9-29-2025	n/a	n/a	n/a	n/a	n/a	n/a	33,867	n/a	n/a	550,000

Barry C. Robinson	STI	n/a	0	207,893	415,786	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	RSU-TB	2-18-2025	n/a	n/a	n/a	n/a	n/a	n/a	10,399	n/a	n/a	160,561
	RSU-PB	2-15-2025	n/a	n/a	n/a	2,925	15,600	34,125	n/a	n/a	n/a	250,848

(1)

Award types are as follows: STI plan is our annual incentive cash award, RSU-TB is our long-term, time-based RSUs, RSU-PB is our long-term performance-based RSUs and DIR is the annual director time-based restricted stock unit award.

(2)

The amounts shown for STI plan represent the threshold, target and maximum amounts to be earned by the NEO under the annual incentive compensation program based upon our performance during 2025. The amounts actually earned for 2025 were above the target and are reflected in the Non-Equity Incentive Plan Compensation column of the 2025 Summary Compensation Table. The amount for Mr. Cho was calculated based on his annualized base salary rather than the salary received during 2025 to honor commitments set forth in his offer letter.

(3)

For awards granted February 18, 2025, the amounts shown represent the threshold, target and maximum unit amounts, subject to limitations in the FNB Incentive Plan, that could be earned by the NEO of performance-based RSUs based upon the Company’s performance during a three-year performance period commencing January 1, 2025, through December 31, 2027, provided the NEO remains continuously employed through the March 18, 2028 vesting date. We will not know the actual amount that vests until 2028. If we meet the performance conditions, and the NEO terminates service prior to the vesting date, the program may provide partial vesting depending on the reason for termination as more particularly detailed in the 2025 Potential Payments Upon Termination or Change in Control tables.

(4)

The amount shown represents the number of time-based RSUs granted February 18, 2025, which will vest if the NEO remains continuously employed until the March 18, 2026, January 18, 2027, and January 18, 2028, vesting dates, except for Mr. Cho, whose award was granted on September 29, 2025, upon his hire, and has an April 1, 2028 vesting date. The amount for Mr. Delie also includes the annual director time-based restricted stock unit award as more particularly detailed in the 2025 Summary Compensation Table and the narrative under the Director Compensation discussion of this Proxy Statement.

(5)

The amount shown represents the grant date fair value as determined under ASC Topic 718 of all time-based restricted stock unit awards and all performance-based restricted stock unit awards, assuming payout at target levels, granted in 2025.

2026 Proxy Statement 65

Compensation Committee Report

Participants who terminate service prior to year-end are not eligible for annual incentive compensation under the program. In the event of death, disability, or retirement (i.e., age 55 with five years of service) during the year or before we make payment of the annual incentive award amount, the Committee may approve a discretionary award. The program provides for payment in the case of a change in control as more particularly detailed in the 2025 Potential Payments Upon Termination or Change in Control tables.

We issue time-based and performance-based awards in the form of RSUs that accrue dividend equivalents that are subject to the same restrictions and vesting schedule as the underlying RSUs. The program allows for accelerated or pro-rated vesting of the RSUs in the case of death, disability, retirement, or change in control as more particularly detailed in the 2025 Potential Payments Upon Termination or Change in Control tables.

There are 7,545,673 shares remaining available for awards under the FNB Incentive Plan, which represents approximately 2.1% of the outstanding shares of our common stock as of December 31, 2025.

66 F.N.B. Corporation

Compensation Committee Report

2025 Outstanding Equity Awards at Fiscal Year-End(1)

The following table sets forth certain information summarizing the outstanding equity awards of each NEO as of December 31, 2025.

	Option Awards(2)					Stock Awards(3)

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Vincent J. Delie, Jr.	0	0	0	0	n/a	205,423	3,512,733	583,962	9,985,750

Vincent J. Calabrese, Jr.	0	0	0	0	n/a	49,810	851,751	156,463	2,675,517

Gary L. Guerrieri	0	0	0	0	n/a	30,495	521,465	95,826	1,638,625

David B. Mitchell II	0	0	0	0	n/a	23,644	404,312	74,246	1,269,607

Alfred D. Cho	0	0	0	0	n/a	34,099	583,093	0	0

Barry C. Robinson	0	0	0	0	n/a	23,124	395,420	72,554	1,240,673

(1)	All awards were made under the FNB Incentive Plan.

(2)

Options may be granted under the FNB Incentive Plan with up to a ten-year expiration date and with a strike price of no less than 100% of the closing sales price of our common stock on the NYSE on the business day preceding the award date. Options cannot be transferred or assigned by a participant under the FNB Incentive Plan, other than by will or pursuant to the laws of succession. We have not issued stock options for any year reported in the 2025 Summary Compensation Table.

(3)

Units awarded under the FNB Incentive Plan are subject to a restriction period and/or satisfaction of one or more performance-based criteria, as determined by the Committee. Unless otherwise determined by the Committee, if a participant terminates employment with us or our subsidiaries for a reason other than retirement, disability, death or change in control, as detailed in the 2025 Potential Payments Upon Termination or Change in Control tables, before the expiration of the applicable restriction period, the participant will forfeit any units that are still subject to a restriction. When awards vest, the participant recognizes ordinary income on the then market value of the shares or cash amount received, as applicable, and we receive a tax deduction in that same amount subject to limitations provided in the Code, including Section 162(m).

(4)

RSUs in this column consist of all time-based RSUs outstanding that will vest if the NEO remains employed on the vesting date. The RSUs reflected for Mr. Delie below with a vesting date of May 7, 2026, are those he received for service as a director in 2025. The RSUs have vested or are scheduled to vest as follows:

Vesting Date	Mr. Delie	Mr. Calabrese	Mr. Guerrieri	Mr. Mitchell	Mr. Cho	Mr. Robinson

January 5, 2026	30,930	8,665	5,303	4,107	0	0

January 18, 2026	35,115	9,019	5,522	4,280	0	0

March 18, 2026	32,734	7,702	4,716	3,658	0	0

May 1, 2026	0	0	0	0	0	11,782

May 7, 2026	6,061	0	0	0	0	0

January 18, 2027	67,849	16,721	10,238	7,939	0	7,764

January 18, 2028	32,734	7,703	4,716	3,660	0	3,578

April 1, 2028	0	0	0	0	34,099	0

(5)

This column represents the performance-based units that were issued to the NEOs. For the purposes of the disclosure requirements related to this table, we have reported the awards granted in 2023 at the maximum levels, one-half of the awards granted in 2024 at the target level and the other one-half at the maximum level, and awards granted in 2025 at the threshold level, all subject to the limitations in the FNB Incentive Plan. Based on these assumptions, these units have vested or are scheduled to vest as follows:

Vesting Date	Mr. Delie	Mr. Calabrese	Mr. Guerrieri	Mr. Mitchell	Mr. Cho	Mr. Robinson

March 18, 2026	304,510	85,282	52,234	40,456	0	0

May 1, 2026	0	0	0	0	0	39,520

March 18, 2027	251,832	64,681	39,612	30,702	0	30,014

March 18, 2028	27,620	6,500	3,980	3,088	0	3,020

2026 Proxy Statement 67

Compensation Committee Report

2025 Option Exercises and Stock Vested(1)

The following table contains information concerning the vesting of restricted stock by the NEOs in 2025.

	Option Awards		Stock Awards(2)

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)

Vincent J. Delie, Jr.	0	0	360,287	4,969,534

Vincent J. Calabrese, Jr.	0	0	96,073	1,325,940

Gary L. Guerrieri	0	0	58,821	811,816

David B. Mitchell II	0	0	45,549	628,646

Alfred D. Cho	0	0	0	0

Barry C. Robinson	0	0	44,579	615,248

(1)	All awards were made under the FNB Incentive Plan.

(2)

The amount included in the table above reflects a value realized upon vesting by multiplying the number of shares of stock by the market value of the underlying shares and units on the vesting date. Vested amounts included (i) time-based shares that vested as a result of the NEO being employed by us during the entire required period and (ii) performance-based units which vested at 171.88% of their target amounts.

(3)	The amount for Mr. Guerrieri includes 3,946 shares with a value of $55,885 deferred into the DCP and the amount for Mr. Mitchell includes 1,465 shares with a value of $19,939 deferred into the DCP.

2025 Pension Benefits

The following table contains information concerning the pension benefits for each NEO as of December 31, 2025. Messrs. Mitchell, Cho and Robinson do not have any accrued benefits under any of the plans described in the table as each of the plans was frozen before they commenced employment with us:

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Vincent J. Delie, Jr.	F.N.B. Corporation Retirement Income Plan	5.17	134,211	0
	F.N.B. Corporation ERISA Excess Retirement Plan	5.17	45,595	0
Vincent J. Calabrese, Jr.	F.N.B. Corporation Retirement Income Plan	3.75	99,585	0
	F.N.B. Corporation ERISA Excess Retirement Plan	3.75	7,303	0
Gary L. Guerrieri	F.N.B. Corporation Retirement Income Plan	24.17	832,504	0
	F.N.B. Corporation ERISA Excess Retirement Plan	24.17	129,193	0
	F.N.B. Corporation Basic Retirement Plan	22.17	70,619	0

(1)	Our pension plans do not provide credit for additional years of service to any of the NEOs.

(2)

For the RIP, the Excess Plan and the BRP, the present value of accumulated benefits reflected above was determined using the same assumptions as used for the December 31, 2025, financial statement disclosures, except assuming retirement at the earlier of age 65 or the earliest unreduced retirement age. We have assumed a discount rate of 5.20% for the RIP and 4.85% for the BRP and the Excess Plan. For post-retirement mortality, we are using the Pri-2012 nondisabled annuitant table projected generationally with the MP-2021 improvement scale.

68 F.N.B. Corporation

Compensation Committee Report

The following is a summary of our qualified and non-qualified plans mentioned in the 2025 Pension Benefits table:

Retirement Income Plan

Until 2008, the RIP, a traditional defined benefit plan qualified under the Code and subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), was available to all salaried employees, except FNIA employees. In 2007, we closed the RIP to employees who commenced employment with us or our affiliates on or after January 1, 2008, and in 2010, we froze the plan and we have not made accruals for participants after December 31, 2010. The RIP provides for benefit payments in the form of a lifetime annuity with five years guaranteed and provides the participant with the ability to select from several choices for the form of the annuity. The election that the participant chooses may affect the amount of the annual benefit as reflected in the 2025 Pension Benefits table. Effective January 1, 2007, we amended the plan such that the benefit is calculated in two pieces. First, for the period worked by a participant prior to January 1, 2007 (Pre-2007 Benefit), the annual annuity benefit is payable without reduction to participants with five years of service who retire after age 62 and is calculated by multiplying each participant’s final average base salary by 1.2% plus, if appropriate, 0.5% of the participant’s final average base salary that is in excess of covered compensation (as defined in Section 401(1)(5)(E) of the Code), with the sum being multiplied by the participant’s years of credited service, not to exceed 25 years including service through December 31, 2006. A participant’s final average base salary is calculated using the highest 60 consecutive months of base salary, not including incentive compensation, within the last 120 months of the participant’s service with us or our affiliates prior to January 1, 2007. The Pre-2007 Benefit was frozen as of December 31, 2006. Beginning in 2007, we calculated each participant’s benefit by adding the Pre-2007 Benefit to the benefit determined under the post-2007 formula detailed below. For 2007 through 2010 (Post-2007 Benefit), we calculated each participant’s annual retirement benefit by taking the participant’s total pay earned from January 1, 2007, through December 31, 2010, and multiplying it by 1%. The benefit earned after 2007 is payable without reduction to participants who retire on or after age 65. The RIP provides for cliff vesting after five years of employment. The RIP provides for an early commencement reduction factor that decreases as the participant’s age approaches the normal retirement age of 62 for the Pre-2007 Benefit and 65 for the Post-2007 Benefit. The early reduction factor is multiplied by the participant’s benefit as determined by the RIP to arrive at the reduced benefit.

ERISA Excess Retirement Plan

The Excess Plan is a non-qualified plan under ERISA and was available to all participants of the RIP until December 31, 2010, when we ceased all future accruals. The Excess Plan provides retirement benefits equal to the difference, if any, between the maximum benefit allowable under the Code and the amount that would be provided under the RIP formula if the Code did not impose limits on the amount of compensation included for purposes of calculating a qualified plan benefit. The Excess Plan provides the full amount of benefit that would have been paid under the formula of the RIP but for the Code limits, reduced by the amount of benefit that is actually provided by the RIP. The participant’s rights to benefits under the Excess Plan cliff vest at 100% if the participant terminates service due to death, after a “change in control” (as defined in the Excess Plan), or upon retirement on or after reaching age 55 with five years of service. Benefits are payable either in an annuity or a lump sum depending upon the reason for termination, with payments commencing the first day of the month following six months after the participant separates from service.

Basic Retirement Plan

The BRP is a separate supplemental executive retirement benefit plan. Mr. Guerrieri is the only NEO to which the plan applies. Effective December 31, 2008, we amended the BRP such that there have not been any new participants in the plan or additional accruals for existing participants since the amendment. Officers participating in the BRP receive a benefit based on a target benefit percentage that is based on the officer’s years of service at retirement. The target percentages are based upon the tier assigned to the participant by the Committee. The tier percentage for Tier 1 participants, the level at which Mr. Guerrieri was a participant, is as follows: Tier 1, 3.00% for each of the first ten years of employment, plus 1.50% for each of the next ten years of employment, plus 0.75% for each of the next ten years of employment. The other Tiers were higher percentages but there are no longer any active employees participating above Tier 1.

When a participant retires, the benefit under the BRP is a monthly benefit equal to the participant’s aggregate target benefit percentage multiplied by the participant’s highest average monthly cash compensation including bonuses during five consecutive calendar years within the last ten calendar years of employment before 2009. This monthly benefit is reduced by the monthly benefit the participant receives from the Social Security

2026 Proxy Statement 69

Compensation Committee Report

Administration, the RIP, the Excess Plan and the annuity equivalent of the automatic contributions paid to participants under the 401(k) Plan and DCP. Before the BRP was frozen, the participant’s rights to benefits under the BRP vested at 100% if the participant terminates service due to death, disability, or normal retirement (age 65) or after a “change in control” (as defined in the BRP). The BRP contains a provision for reducing the basic benefit if the participant retires prior to normal retirement but on or after early retirement (age 55 with five years of service). A participant forfeits benefits in the event we terminate the participant’s employment for cause or a participant voluntarily terminates employment prior to early retirement.

2025 Non-Qualified Deferred Compensation

The following table contains information concerning the non-qualified deferred compensation plans for each NEO for 2025. All contributions were under the DCP as described below.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(4)

Vincent J. Delie, Jr.	0	224,680	200,030	0	2,790,742

Vincent J. Calabrese, Jr.	0	68,492	43,947	0	1,138,749

Gary L. Guerrieri	55,885	46,007	99,913	0	1,116,882

David B. Mitchell II	19,939	36,622	33,577	0	472,587

Alfred D. Cho	0	13,010	0	0	13,010

Barry C. Robinson	0	20,067	50,087	0	445,507

(1)	Includes the portion of the STI bonus deferral accrued for 2025 and contributed in 2026.

(2)

The amount of our contributions is also included in the “All Other Compensation” column of the 2025 Summary Compensation Table. These contributions are not in addition to the amount reported there. Includes the Restoration Match on the STI bonus accrued for 2025 and contributed in 2026.

(3)

No amounts in this column have been reported in the 2025 Summary Compensation Table as this plan does not provide for above-market or preferential earnings. This column includes any unrealized gains and losses on investments.

(4)

Our contributions during each fiscal year have historically been reported in the Summary Compensation Table for each year in which the NEO was considered such, and aggregate earnings during the fiscal year have been historically excluded from the Summary Compensation Table. Additionally, the amounts reflected represent the NEOs’ entire balances under this plan, which are fully vested.

Our Deferred Compensation Plan provides a select group of management, including the NEOs, eligibility to defer up to 75% of base salary, up to 100% of STI and/or up to 75% of LTI awards.

The DCP also provides for Company contributions, equal to the difference, if any, between the maximum benefit allowable under the Code and the amount that would be provided under the 401(k) Plan if the IRS did not impose contribution or pay limitations. An election to defer can be made on an annual basis and is irrevocable after the election period expires.

Under the Plan, a participant may direct the investment of employee deferrals and employer contributions. Investment options in the DCP are the same as those available under our 401(k) Plan. Cash amounts deferred will accrue interest, earnings and losses based on the performance of the deemed investment option selected by the participant. Equity awards will accrue earnings and losses based on the performance of FNB’s common stock. Investments into the FNB common stock fund will remain in the FNB common stock fund until distributed and will be distributed in kind. We do not pay above-market or preferential earnings on any compensation that is deferred.

At the time of each deferral election, a participant also elects the timing and method of distribution of their employee contributions to the plan. Elections include timing of distribution (specified date or separation from service) and method of distribution (lump sum or installments). Employer contributions to this plan, including earnings thereon, will be distributed in a single lump sum on the first of the month following six months from the participant’s separation from service. A participant may change their current distribution election if the change is made at least 12 months prior to their first payment and is delayed by at least

70 F.N.B. Corporation

Compensation Committee Report

5 years. In the event of an unforeseen emergency, as defined in the DCP, a participant may also request a withdrawal prior to a separation from service to the extent provided in the DCP.

The Deferred Compensation Plan is intended to constitute a nonqualified, unfunded plan for federal tax purposes and for the purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The Plan is intended to comply with Section 409A of the Code and the final regulations issued and will be interpreted, implemented and administered in compliance with the Code.

2026 Proxy Statement 71

Compensation Committee Report

2025 Potential Payments Upon Termination or Change in Control

Our current NEOs are each a party to either an employment agreement or change in control agreement that provides for certain salary and benefits upon termination of employment under various scenarios. Also, Mr. Delie is a party to a life insurance agreement. The agreements are all described more fully in the narrative and tables below. The tables below set forth the estimated current value of benefits that could be paid to each of our NEOs upon various termination events. The actual amounts paid upon any of these termination events will only be known at the time that the benefits become payable. The tables reflect the amounts that could be payable under the various arrangements if the event in question occurred as of December 31, 2025. The NEOs’ employment agreements and change in control agreements do not provide for any additional payments or benefits in the event of a voluntary termination of employment by the executive without good reason or an involuntary termination by us for cause. Under those scenarios, the NEOs are only entitled to their accrued and unpaid obligations, such as salary, unused vacation and vested benefits. The following tables contain common information about our qualified and non-qualified plans and policies, as well as assumptions used by us in arriving at the amounts contained in the tables. To the extent the information is common, it is contained in the endnotes to the 2025 Potential Payments Upon Termination or Change in Control tables and is indicated by letters.

2025 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL VINCENT J. DELIE, JR.

Executive Benefits and Payments Upon Termination	Retirement ($)	Change in Control – Termination ($) (h)	Good Reason or Involuntary Not for Cause Termination ($) (h)	Death ($)	Disability ($)

Compensation:

Accrued Base Salary (a)	61,200	61,200	61,200	61,200	61,200

Base Salary Continuation(1)	0	3,672,000	3,672,000	0	1,048,500

Executive Incentive Compensation (b)(2)	0	2,876,400	0	2,876,400	2,876,400

Bonus(1)	0	7,234,740	7,234,740	0	0

Restricted / Performance Units:
Unvested and Accelerated (c)(2)	11,417,157	11,904,387	11,904,387	11,113,991	8,387,532

Benefits and Perquisites:

Accrued Vacation (d)	47,077	47,077	47,077	47,077	47,077

Post-Termination Health Care(3)	0	41,077	41,077	0	0

401(k) Plan (e)(4)	712,791	712,791	712,791	712,791	712,791

RIP (f)(4)	136,765	136,765	136,765	124,900	134,211

Excess Plan (g)(4)	42,964	41,280	42,964	39,291	45,595

DCP (5)	2,648,283	2,648,283	2,648,283	2,648,283	2,648,283

Executive Retention Life Insurance Agreement(6)	0	912,250	912,250	2,400,000	0

Total:	15,066,237	30,288,250	27,413,534	20,023,933	15,961,589

(1)

In the event that we terminate Mr. Delie’s employment without cause, or if he terminates his employment for good reason, he is entitled to base salary continuation and a bonus payment for three years. In the event of a change in control resulting in his termination, he is entitled to three times his base salary plus a bonus amount payable immediately as a lump sum. The bonus amount is calculated by taking the average of the annual amounts paid, whether paid in cash, company stock or other form, to Mr. Delie as a bonus for the last three completed fiscal years. In the event of disability, he is entitled to the amount set forth in our Officers’ Disability salary continuation program.

(2)

Based on Mr. Delie’s age and length of service, he is eligible for early retirement under the FNB Incentive Plan. In the case of retirement, the amount reflected represents the value of restricted stock awards that vest upon early retirement. Refer to the endnotes to these tables for when the shares or cash, respectively, would be distributed to Mr. Delie.

(3)

In the event that we terminate Mr. Delie’s employment without cause, or if he terminates his employment for good reason, he is entitled to continue to participate in our group health plan on the same terms and at the same cost as active employees for 36 months or until he first becomes eligible for coverage under any group health plan of another employer. In the case of termination for any other reason, Mr. Delie is not entitled to any additional amounts.

72 F.N.B. Corporation

Compensation Committee Report

(4)	Mr. Delie is 100% vested in his benefit under this plan.

(5)

Mr. Delie is 100% vested in his benefit under this plan. The amounts reflected represent the dollar amount of our Company contributions into this plan as of December 31, 2025. Upon termination of employment for any reason, Mr. Delie is entitled to receive a lump sum distribution of these balances under this plan on the first of the month following six months from his termination of employment, pursuant to the applicable plan terms. In the case of a change in control that does not result in termination, no benefit is immediately payable. Includes the Restoration Match on the STI bonus accrued for 2025 and contributed in 2026.

(6)

Insurance premium obligations reflected above are based on the assumption that Mr. Delie has met the requisite employment period requirement or that he is entitled to premium payments based on the reason for his termination of employment. In certain termination scenarios, we are obligated to remit an additional premium amount needed for the life insurance policy to become fully paid up. This additional premium amount is unknown at this time and would be in addition to the amounts reported above. Please see further details regarding the life insurance agreement below.

Mr. Delie’s employment agreement does not provide for any additional benefits, other than the payment of accrued and unpaid obligations existing at the time of a voluntary termination of employment by Mr. Delie without good reason or by us for cause. Mr. Delie’s agreement allows him to terminate the agreement for good reason and obtain the same termination benefits as if he was terminated by the Company for a reason other than cause. Under the terms of his agreement, good reason exists if Mr. Delie experiences any of the following: reduction in base salary unless the reduction is less than 10% and part of an overall reduction; a material diminution in compensation and benefits unless part of an overall reduction; a material diminution of his authority, duties and responsibilities; a change of material duties that are inconsistent with the position; a material diminution of the budget over which he maintains control; relocation of his office more than 50 miles from both Pittsburgh and Hermitage, Pennsylvania; or a material breach of the agreement by us. Mr. Delie’s contract does not provide a gross-up under Section 280G of the Code.

Under Mr. Delie’s life insurance agreement, if Mr. Delie remains continuously employed by FNB through December 31, 2027, we are obligated to pay annual policy premiums through the end of the policy year in which Mr. Delie attains age 68 regardless of whether he voluntarily terminates his employment, unless he violates any applicable restrictive covenants. If we terminate Mr. Delie’s employment without Cause, as defined in his life insurance agreement, or he terminates his employment for Good Reason upon or following a Change in Control, as each are defined in his employment agreement, in either case prior to his attainment of age 68, we are obligated to remit an additional premium amount needed for the life insurance policy to become fully paid-up, such that all the premium payments are complete, Mr. Delie is free of all payment obligations, and the life insurance policy will remain intact and fully paid until Mr. Delie’s death.

For purposes of Mr. Delie’s and all other NEO’s employment agreements, “change in control” means any merger or consolidation with another corporation, and as a result of such merger or consolidation, our shareholders as of the day preceding such transaction will own less than 51% of the outstanding voting securities of the surviving corporation, or in the event that there is (in a single transaction or series of related transactions) a sale or exchange of 80% or more of our common stock for securities of another entity in which our shareholders will own less than 51% of such entity’s outstanding voting securities, or in the event of the sale of a substantial portion of our assets (including the capital stock we own in our subsidiaries) to an unrelated third party.

2026 Proxy Statement 73

Compensation Committee Report

2025 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL VINCENT J. CALABRESE, JR.

Executive Benefits and Payments Upon Termination	Retirement ($)	Change in Control – Termination ($) (h)	Good Reason or Involuntary Not for Cause Termination ($) (h)	Death ($)	Disability ($)

Compensation:

Accrued Base Salary (a)	28,800	28,800	28,800	28,800	28,800

Base Salary Continuation(1)	0	1,728,000	1,728,000	0	400,500

Executive Incentive Compensation (b)(2)	0	920,448	0	920,448	920,448

Bonus(1)	0	2,397,954	2,397,954	0	0

Restricted / Performance Units:
Unvested and Accelerated (c)(2)	2,889,678	3,014,456	3,014,456	2,805,118	2,150,189

Benefits and Perquisites:

Accrued Vacation (d)	19,938	19,938	19,938	19,938	19,938

Post-Termination Health Care(3)	0	56,667	56,667	0	0

401(k) Plan (e)(4)	682,121	682,121	682,121	682,121	682,121

RIP (f)(4)	97,272	97,272	97,272	87,484	99,585

Excess Plan (g)(4)	7,107	6,867	7,107	6,395	7,303

DCP (5)	792,437	792,437	792,437	792,437	792,437

Total:	4,517,353	9,744,960	8,824,752	5,342,741	5,101,321

(1)

In the event that we terminate Mr. Calabrese’s employment without cause or if he terminates his employment for good reason, he is entitled to base salary continuation and a bonus payment for three years. In the event of a change in control resulting in his termination, he is entitled to three times his base salary plus a bonus amount payable immediately as a lump sum. The bonus amount is calculated by taking the average of the annual amounts paid, whether paid in cash, company stock or other form, to Mr. Calabrese as a bonus for the last three completed fiscal years. In the event of disability, he is entitled to the amount set forth in our Officers’ Disability salary continuation program.

(2)

Based on Mr. Calabrese’s age and length of service, he is eligible for early retirement under the FNB Incentive Plan. In the case of retirement, the amount reflected represents the value of restricted stock awards that vest upon early retirement. Refer to the endnotes to these tables for when the shares or cash, respectively, would be distributed to Mr. Calabrese.

(3)

In the event that we terminate Mr. Calabrese’s employment without cause, or if he terminates his employment for good reason, he is entitled to continue to participate in our group health plan on the same terms and at the same cost as active employees for 36 months or until he first becomes eligible for coverage under any group health plan of another employer. In the case of termination for any other reason, Mr. Calabrese is not entitled to any additional amounts.

(4)	Mr. Calabrese is 100% vested in his benefit under this plan.

(5)

Mr. Calabrese is 100% vested in his benefit under this plan. The amounts reflected represent the dollar amount of our Company contributions into this plan as of December 31, 2025. Upon termination of employment for any reason, Mr. Calabrese is entitled to receive a lump sum distribution of these balances under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination, no benefit is immediately payable. Includes the Restoration Match on the STI bonus accrued for 2025 and contributed in 2026.

74 F.N.B. Corporation

Compensation Committee Report

2025 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL GARY L. GUERRIERI

Executive Benefits and Payments Upon Termination	Retirement ($)	Change in Control – Termination ($) (h)	Good Reason or Involuntary Not for Cause Termination ($) (h)	Death ($)	Disability ($)

Compensation:

Accrued Base Salary (a)	26,950	26,950	26,950	26,950	26,950

Base Salary Continuation(1)	0	1,078,000	1,078,000	0	363,504

Executive Incentive Compensation (b)(2)	0	596,712	0	596,712	596,712

Bonus(1)	0	1,076,495	1,076,495	0	0

Restricted / Performance Units:

Unvested and Accelerated (c)(2)	1,769,508	1,845,928	1,845,928	1,717,712	1,316,671

Benefits and Perquisites:

Accrued Vacation (d)	20,731	20,731	20,731	20,731	20,731

Post-Termination Health Care(3)	0	565	565	0	0

401(k) Plan (e)(4)	830,995	830,995	830,995	830,995	830,995

RIP (f)(4)	832,504	832,504	832,504	734,663	832,504

Excess Plan (g)(4)	129,193	125,665	129,193	114,140	129,193

BRP (g)(4)	70,619	68,691	70,619	63,085	70,619

DCP (5)	223,927	223,927	223,927	223,927	223,927

Total:	3,904,427	6,727,163	6,135,907	4,328,915	4,411,806

(1)

In the event that we terminate Mr. Guerrieri’s employment without cause, he is entitled to base salary and a bonus payment for 24 months, where the first installment is payable on the first regularly scheduled payroll date following the 60-day anniversary of the termination date, with the first installment including the amounts for the first two months following the termination date. In the event of a change in control resulting in his termination or if Mr. Guerrieri terminates his employment for good reason within two years following a change in control, he is entitled to two times his base salary plus a bonus amount payable in a lump sum within 15 business days of his termination date. The bonus amount is calculated by taking the sum of the annual amounts paid, whether paid in cash, company stock or other form, to Mr. Guerrieri as a bonus for the last three completed fiscal years ending with the term of his employment agreement and dividing by the number of completed fiscal years ending within the term of his employment agreement, multiplied by two. In the event of disability, he is entitled to the amount set forth in our Officers’ Disability salary continuation program.

(2)

Based on Mr. Guerrieri’s age and length of service, he is eligible for normal retirement under the FNB Incentive Plan. In the case of retirement, the amount reflected represents the value of restricted stock awards that vest upon normal retirement. Refer to the endnotes to these tables for when the shares or cash, respectively, would be distributed to Mr. Guerrieri.

(3)

In the event that we terminate Mr. Guerrieri’s employment without cause or following a change in control, or if he terminates his employment for good reason within two years of a change in control, he is entitled to an amount sufficient to pay COBRA premiums for medical insurance, to the same extent as we contributed to such premium while he was an active employee, for the period beginning on the termination date and ending on the earlier of (i) the later of the expiration of the COBRA coverage or the 24 month anniversary of the termination date, provided that the date specified in (ii) has not occurred and Mr. Guerrieri has exhausted available COBRA coverage for reasons other than non-payment, or (iii) the date Mr. Guerrieri or such dependents, as the case may be, first become eligible for coverage under another group health plan of another employer. The amount reported above assumes payment for 18 months which is the current limit for COBRA coverage. In the case of termination for any other reason, Mr. Guerrieri is not entitled to any additional amounts.

(4)	Mr. Guerrieri is 100% vested in his benefit under this plan.

(5)

Mr. Guerrieri is 100% vested in his benefit under this plan. The amounts reflected represent the dollar value of our Company contributions into this plan as of December 31, 2025. Upon termination of employment for any reason, Mr. Guerrieri is entitled to receive a lump sum distribution of these balances under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination, no benefit is immediately payable. Includes the Restoration Match on the STI bonus accrued for 2025 and contributed in 2026.

2026 Proxy Statement 75

Compensation Committee Report

2025 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL DAVID B. MITCHELL II

Executive Benefits and Payments Upon Termination	Retirement ($)	Change in Control – Termination ($)	Death ($)	Disability ($)

Compensation:

Accrued Base Salary (a)	22,800	22,800	22,800	22,800

Base Salary Continuation(1)	0	912,000	0	280,500

Executive Incentive Compensation (b)(2)	514,368	514,368	514,368	514,368

Restricted / Performance Units:
Unvested and Accelerated (c)(3)	1,371,642	1,430,860	1,331,509	1,020,481

Benefits and Perquisites:

Accrued Vacation (d)	3,508	3,508	3,508	3,508

401(k) Plan (e)(4)	256,455	256,455	256,455	256,455

DCP (5)	240,993	240,993	240,993	240,993

Total:	2,409,766	3,380,984	2,369,633	2,339,105

(1)

In the event that we terminate Mr. Mitchell’s employment without cause within 12 months following a change in control, he is entitled to base salary continuation for two years. In the event of disability, he is entitled to the amount set forth in our Officers’ Disability salary continuation program.

(2)	Based on Mr. Mitchell’s age and length of service, he is eligible for normal retirement under the FNB Incentive Plan.

(3)

Based on Mr. Mitchell’s age and length of service, he is eligible for normal retirement under the FNB Incentive Plan. The amount reflected represents the value of restricted stock awards that vest under each termination scenario. Refer to the endnotes to these tables for when the shares or cash, respectively, would be distributed to Mr. Mitchell.

(4)	Mr. Mitchell is 100% vested in his benefit under this plan.

(5)

Mr. Mitchell is 100% vested in his benefit under this plan. The amounts reflected represent the dollar amount of our Company contributions into this plan as of December 31, 2025. Upon termination of employment for any reason, Mr. Mitchell is entitled to receive a lump sum distribution of these balances under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination, no benefit is immediately payable. Includes the Restoration Match on the STI bonus accrued for 2025 and contributed in 2026.

76 F.N.B. Corporation

Compensation Committee Report

2025 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL ALFRED D. CHO

Executive Benefits and Payments Upon Termination	Retirement ($)	Change in Control – Termination ($)	Death ($)	Disability ($)

Compensation:

Accrued Base Salary (a)	22,500	22,500	22,500	22,500

Base Salary Continuation(1)	0	900,000	0	274,500

Executive Incentive Compensation (b)(2)	0	507,600	507,600	507,600

Restricted / Performance Units:
Unvested and Accelerated (c)(3)	0	583,093	583,093	583,093

Benefits and Perquisites:

Accrued Vacation (d)	0	0	0	0

401(k) Plan (e)(4)	0	0	0	0

DCP (5)	13,010	13,010	13,010	13,010

Total:	35,510	2,026,203	1,126,203	1,400,703

(1)

In the event that we terminate Mr. Cho’s employment without cause within 12 months following a change in control, he is entitled to base salary continuation for two years. In the event of disability, he is entitled to the amount set forth in our Officers’ Disability salary continuation program.

(2)

Based on Mr. Cho’s age and length of service, he is not eligible for retirement under the FNB Incentive Plan. Mr. Cho’s amount was calculated on his annualized base salary rather than the salary received during 2025 to honor commitments set forth in his offer letter.

(3)

Based on Mr. Cho’s age and length of service, he is not eligible for retirement under the FNB Incentive Plan. The amount reflected represents the value of restricted stock awards that vest under each termination scenario. Refer to the endnotes to these tables for when the shares or cash, respectively, would be distributed to Mr. Cho.

(4)	Mr. Cho is 0% vested in his benefit under this plan.

(5)

Mr. Cho is 100% vested in his benefit under this plan. The amounts reflected represent the dollar amount of our Company Restoration Match contributions into this plan as of December 31, 2025. Upon termination of employment for any reason, Mr. Cho is entitled to receive a lump sum distribution of these balances under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination, no benefit is immediately payable. Includes the Restoration Match on the STI bonus accrued for 2025 and contributed in 2026.

2026 Proxy Statement 77

Compensation Committee Report

2025 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL BARRY C. ROBINSON (1)

Executive Benefits and Payments Upon Termination	Retirement ($)

Compensation:

Accrued Base Salary (a)(2)	8,577

Executive Incentive Compensation (b)(3)	390,841

Restricted / Performance Units:
Unvested and Accelerated (c)(4)	1,340,965

Benefits and Perquisites:

Accrued Vacation (d)(5)	3,431

401(k) Plan (e)(6)	550,853

DCP (7)	445,507

Total:	2,740,174

(1)	Mr. Robinson retired on October 10, 2025. The amounts reflected in this table represent the value of benefits that Mr. Robinson was entitled to receive as of this date except as otherwise noted.

(2)

Represents the accrued base salary for the number of days not yet paid as of his retirement date. This amount was paid on the next regularly scheduled pay date following his retirement date. This amount has also been reported in the 2025 Summary Compensation Table.

(3)

Based on Mr. Robinson’s age and length of service, he was eligible for early retirement under the FNB Incentive Plan. The amount reflected represents the pro-rated incentive bonus, based on the salary he received prior to retirement, as approved by the Committee and paid in February 2026.

(4)

Based on Mr. Robinson’s age and length of service, he was eligible for early retirement under the FNB Incentive Plan. The amount reflected represents the value of restricted stock awards that vested upon early retirement, valued as of December 31, 2025. Refer to the endnotes to these tables for when the shares will be distributed to Mr. Robinson. Any shares that were scheduled to be distributed between October 10, 2025 and May 1, 2026, will be distributed on May 1, 2026.

(5)

Represents the value of earned but unused vacation days as of his retirement date. This amount was paid on the next regularly scheduled pay date following his retirement date. This amount has also been reported in the 2025 Summary Compensation Table.

(6)

Mr. Robinson was 100% vested in his benefit under this plan as of his retirement date. The amount reflected represents the dollar amount of our matching and Company contributions into this plan as of December 31, 2025.

(7)

Mr. Robinson was 100% vested in his benefit under this plan as of his retirement date. The amount reflected represents the dollar amount of our Company contributions into this plan as of December 31, 2025. Mr. Robinson will receive a lump sum distribution of this balance on May 1, 2026. Includes the Restoration Match on the STI bonus accrued for 2025 and contributed in 2026.

Messrs. Calabrese, Guerrieri and Robinson’s agreements do not provide for any additional benefits other than payment of accrued and unpaid obligations existing at the time of a voluntary termination or a termination of employment by the Company for cause. Additionally, neither Mr. Delie nor the other NEOs are entitled to any type of gross up under Section 280G of the Code. “Change in Control” has the same definition as noted for Mr. Delie.

Endnotes to All 2025 Potential Payments Upon Termination or Change in Control Tables:

(a) Upon termination for any reason, the NEOs are entitled to an immediate lump sum payment of accrued salary due to us paying employees one week in arrears.

78 F.N.B. Corporation

Compensation Committee Report

(b) The amounts reflected in the Executive Incentive Compensation row represent the payout earned under the F.N.B. Corporation Executive Incentive Compensation Plan. We make the payout in a lump sum within 75 days after the end of the year, provided the participant is still employed by us on December 31st of the applicable year. For purposes of this table, in the event of death, disability or retirement, the Committee may approve a pro-rated award. The amount in the table is based on the assumption that the Committee would approve the award. Since the table assumes termination of employment as of December 31, 2025, pro-ration is not necessary. In the case of a change in control, the participant is entitled to receive a pro-rated award based on the date of termination not less than his target award. Therefore, the amount shown in the case of a change in control is based on the amount the NEO earned for 2025, not the NEO’s target award. In the event we terminate any of the NEOs for cause, we do not owe the NEO any additional amount.

(c) The amounts reflected represent the taxable income realized by the NEOs under each potential termination scenario based on the terms of the FNB Incentive Plan. Under the FNB Incentive Plan, both time-based and performance-based outstanding restricted stock unit awards will become 100% vested at target levels in the event of the death of the participant or upon a change in control, except for the performance-based awards which will become 100% vested at the higher of target or actual performance in the event of a change in control. The awards only vest after a change in control if the NEO’s employment is terminated. For purposes of this table, we have assumed that the NEO’s employment was terminated as of December 31, 2025. Under the FNB Incentive Plan, a change in control occurs when there is a merger or other consolidation which results in a 50% or greater change in the ownership of the common stock of the resulting company. In the event a current NEO becomes disabled, all time-based restricted stock unit awards will become 100% vested, except for the 2025 time-based restricted stock unit award granted to Mr. Cho which will become 100% vested upon his disability. If an NEO terminates employment due to retirement (normal or early), all time-based awards of restricted stock units will become 100% vested. In the event an NEO terminates employment due to retirement (normal or early) and we achieve the performance objectives, the performance-based awards will become 100% vested on the vesting date. In the event an NEO terminates employment due to disability, the performance-based awards will vest on the vesting date in a pro-rated amount based on the period worked.

As of December 31, 2025, for purposes of these tables, we have assumed that all of the performance-based awards granted in 2023 and the awards measuring ICG Growth granted in 2024 and 2025 will vest between the target and maximum levels and that the awards measuring ROATCE granted in 2024 and 2025 will vest between the threshold and target levels. The NEOs will forfeit all unvested awards if we terminate them for cause or if they terminate their employment for any other reason. In the case of Mr. Delie, the amounts include the taxable income that would be realized upon immediate vesting of his director time-based restricted stock unit award upon termination of service on the Board for any reason.

(d) Upon termination for any reason, the NEOs are entitled to an immediate lump sum payment of earned but unused vacation days.

(e) The amounts reflected represent the dollar amount of our matching and Company contributions into the 401(k) Plan as of December 31, 2025. Distributions from the 401(k) Plan will be paid at the NEO’s election in a single lump sum, in a partial lump sum, or in monthly, quarterly or annual installments after termination of employment. For purposes of these tables, we have assumed that the NEOs would elect a single lump sum form of payment. In the case of a change in control that does not result in termination, the NEO would still be employed, thus no benefit is immediately payable.

(f) The present values reflected above for the RIP were determined using the following assumptions: benefit payments paid as a monthly annuity commencing at age 65, except in the case of disability where payments would commence at age 65 once long-term disability benefits cease; an interest rate of 5.20%; no pre-retirement mortality; and for post-retirement mortality, the Pri-2012 nondisabled table projected generationally with the MP-2021 improvement scale.

The present values for Retirement, Change in Control, Good Reason or Involuntary Not for Cause Termination, and Disability were calculated based on a five-year certain and continuous annuity option. The present value for Death was calculated based on a 100% joint and survivor annuity option and assumes that the NEO and his spouse are the same age. In addition, the death benefit is assumed to commence immediately if the NEO is over age 55 or otherwise at age 55. In the case of a change in control that does not result in termination, no benefit is immediately payable. Note that we have shown the present value

2026 Proxy Statement 79

Compensation Committee Report

of the benefit available for consistency with the 2025 Pension Benefits table; however, the participant is only entitled to a lump sum distribution if the lump sum benefit under the RIP is less than $90,000. Messrs. Mitchell, Cho and Robinson did not participate in the RIP.

(g) The present values reflected above for the Excess Plan and BRP were determined using the following assumptions: benefit payment paid as a monthly annuity commencing at age 65, except in the case of disability where payments would commence at age 65 once long-term disability benefits cease, and in the case of termination following a change in control where the payment would be in the form of an immediate lump sum; an interest rate of 4.85% for annuity payments and the IRS-mandated segment rates for distributions in 2026 for the lump sum payment triggered due to Change in Control — Termination; no pre-retirement mortality; and for post-retirement mortality, the Pri-2012 nondisabled table projected generationally with the MP-2021 improvement scale for annuity payments and the IRS-mandated mortality for the lump sum payment due upon Change in Control — Termination. The present values for Retirement, Involuntary Not for Cause Termination, and Disability were calculated based on a five-year certain and continuous annuity option. The present value for Death was calculated based on a 100% joint and survivor annuity option and assumes that the NEO and his spouse are the same age. In addition, the death benefit is assumed to commence immediately if the NEO is over age 55 or, if the NEO is under age 55, the benefit is assumed to commence when the NEO reaches age 55. Note that we have shown the present value of the benefit available for consistency with the 2025 Pension Benefits table. The participant is not entitled to a lump sum payment unless there is a change in control. See the 2025 Pension Benefits table and accompanying narrative for more information about the pension benefits under this plan.

(h) If the total payments would cause the NEO to become subject to the excise tax imposed under Section 4999 of the Code, then payments and benefits will be reduced to the amount that would not cause the NEO to be subject to the excise tax if such a reduction would put the NEO in a better after-tax position than if the NEO were to pay the tax.

CEO Pay Ratio Disclosure

As required by Item 402(u) of Regulation S-K, we are providing the following information:

For fiscal 2025, our last completed fiscal year:

•	The median of the annual total compensation of all employees of our Company was $89,382; and

•	The annual total compensation of Mr. Delie, our CEO, was $8,490,515*.

Based on this information, the ratio for 2025 of the annual total compensation of our CEO to the median of the annual total compensation of all employees is 95:1, which is a reasonable estimate that has been calculated in a manner consistent with the rules adopted by the SEC.

Our median employee is a full-time associate serving as a Retail Lending Loan Underwriter 1 who participates in our 401(k) Plan and in the medical, dental, life, and disability insurance programs provided by the Company.

In accordance with the rule, we completed the following steps to identify the median of the annual total compensation of all our employees and to determine the annual total compensation of our median employee and CEO:

•	As of December 31, 2025, our employee population consisted of approximately 4,263 individuals, including any full-time, part-time, temporary or seasonal employees employed on that date.

•

To find the median of the annual total compensation of all our employees, we used wages from our payroll records as reported to the Internal Revenue Service on Form W-2 for fiscal 2025. No full-time equivalent adjustments were made for part-time employees.

•

After identifying the median employee, we added together all of the elements of such employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $89,382.

We calculated the annual total compensation for the median employee using the same methodology used to calculate Mr. Delie’s total compensation in the Summary Compensation Table. We also included

*	Total compensation differs slightly from that reported in the 2025 Summary Compensation Table due to health care plan premium and Healthcare Spending Account contributions being included.

80 F.N.B. Corporation

Compensation Committee Report

FNB’s health care plan premium contributions for both the employee and Mr. Delie. As a result, Mr. Delie’s annual total compensation for pay ratio purposes is slightly higher than the amount reported for him in the Summary Compensation Table.

In addition to the information provided above required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, we conducted additional analysis of our CEO pay versus our employee population using alternative methodologies that we believe are more reflective of our business model and our employee population. We have a significant portion of our employees in our retail network who primarily work fewer and a variable number of hours than most employees. When comparing our CEO’s pay to our average employee, the ratio is 78:1, and when compared to our average full-time employee, the ratio is 70:1.

The pay ratio disclosure rules of Item 402(u) of Regulation S-K provide companies with a great deal of flexibility in determining their pay ratio reporting methodologies and in estimating the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all other employees. Our methodology may differ materially from the methodology used by other companies, which, among other factors such as differences in employee populations, geographic locations, business strategies, and compensation practices, may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including other companies within the financial services industry. Therefore, we do not believe the ratio should be used as a comparison between companies.

2026 Proxy Statement 81

Compensation Committee Report

Pay versus Performance Disclosure

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(v) of Regulation
S-K,
we provide the following disclosure regarding executive compensation and Company performance for the five-year period of 2021 through 2025. The language noted in the tables below and required by Regulation
S-K
refers to “compensation actually paid.”
“Compensation actually paid” includes the difference in the fair market value of the LTI awards from the prior year end to the vesting date, for awards that vested during the year, or to the current year end, for awards that are outstanding at year end.
The CD&A provides further detail on the Company’s
pay-for-performance
philosophy. The Compensation Committee did not consider the
pay-versus-performance
disclosure below in making its pay decisions for any of the NEOs for the years shown below.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2),(3)	Average Summary Compensation Table Total for Non-PEO NEOs (4)	Average Compensation Actually Paid to Non-PEO NEOs (2),(3)	Value of Initial Fixed $100 Investment Based On (5)		Net income (millions) (6)	Operating ROATCE(*)
					TSR	Peer Group TSR

2025	$8,472,627	$10,822,545	$1,711,980	$2,024,752	$215.8	$152.7	$565.4	14.7%

2024	$7,295,441	$7,664,122	$1,609,087	$1,669,209	$180.8	$143.4	$465.3	14.5%

2023	$7,356,609	$10,068,081	$1,801,064	$2,245,242	$162.9	$126.7	$484.9	18.3%

2022	$6,818,374	$14,217,675	$1,667,346	$2,870,951	$148.4	$127.2	$439.1	17.5%

2021	$6,577,522	$11,913,114	$1,584,381	$2,475,609	$132.8	$136.6	$404.6	15.7%

(*)	Non-GAAP measure

(1)
The amounts shown are based on the total compensation figures presented in the Summary Compensation Table for Mr. Vincent J. Delie, Jr., our principal executive officer (PEO), for each of the years listed.

(2)
The amounts shown for Compensation Actually Paid to PEO and Average Compensation Actually Paid to
Non-PEO
NEOs have been calculated in accordance with Item 402(v) of Regulation
S-K.
The amounts do not reflect the actual amount of compensation earned by or paid to Mr. Delie or the
Non-PEO
NEOs during the applicable year. These amounts reflect total compensation as set forth in the Summary Compensation Table above for each year, adjusted as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions from the Summary Compensation Table total for our PEO and
Non-PEO
NEOs as set forth below. Amounts excluded, which are set forth in the Exclusion of Stock Awards and Change in Pension Value columns in each of the PEO Compensation Actually Paid and the
Non-PEO
NEOs Compensation Actually Paid tables below in this footnote 3, are the aggregate amounts shown in the “Stock Awards” and “Change in Pension Value” columns from the Summary Compensation Table. Amounts included, which are set forth in the Inclusion of Equity Award Adjustments and Pension Service Cost columns in each of such tables below in this footnote 3, are the aggregate of the following components:

a.	Add the fair value as of the end of the year of unvested equity awards granted in that year;

b.
Add the change in fair value (if positive, or subtract if negative) as of the end of the year (from the end of the prior year) of equity awards granted in prior years that remained outstanding and unvested at the end of the year;

c.
Add the change in fair value (if positive, or subtract if negative) as of the end of the vesting date during the year (from the end of the prior year) of equity awards granted in prior years that vested during that year;

d.	Subtract the fair value at the end of the prior year for awards granted in prior years that forfeited or failed to meet applicable vesting conditions during the covered year; and

e.
Add the aggregate of: the service cost (which is calculated as the actuarial present value of each NEO’s benefit under all plans reported in the “Changes to Pension Value” in the Summary Compensation Table, attributable to services rendered during the covered year), and the prior service cost (which is calculated as the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the covered year that are attributable by the benefit formula to services rendered in periods prior to the amendment).

f.	Equity values are calculated in accordance with FASB ASC Topic 718. There were no adjustments required for pension service cost or prior pension service.

82 F.N.B. Corporation

Compensation Committee Report

PEO Compensation Actually
Paid
Table

Year	Summary Compensation Table Total for PEO	Exclusion of Stock Awards and Change in Pension Value	Inclusion of Equity Award Adjustments and Pension Service Costs (a)	Compensation Actually Paid to PEO(2)(3)

2025	$8,472,627	$3,843,347	$ 6,193,265	$10,822,545

2024	$7,295,441	$3,529,358	$ 3,898,039	$ 7,664,122

2023	$7,356,609	$3,225,435	$ 5,936,907	$10,068,081

2022	$6,818,374	$3,211,952	$10,611,253	$14,217,675

2021	$6,577,522	$3,118,203	$ 8,453,795	$11,913,114

(a)	The components of the amounts shown in this column for our PEO are presented in the table below:
PEO Components of Compensation Actually Paid

Year	Fair Value of Awards Granted in Applicable Year at Year-End	Change in Value of Prior Years’ Awards Unvested at Applicable Year-End	Change in Value of Prior Years’ Awards that Vested in Applicable Year at Vesting Date	Change in Value of Prior Years’ Awards that Forfeited During Applicable Year	Total Equity Value included in Compensation Actually Paid (total of prior four columns)	Pension Service Costs	Total Inclusion of Equity Values and Pension Service Costs

2025	$4,802,588	$2,074,162	$(683,485)	$0	$6,193,265	$0	$6,193,265

2024	$3,773,892	$462,534	$(338,387)	$0	$3,898,039	$0	$3,898,039

2023	$3,435,782	$1,860,710	$640,415	$0	$5,936,907	$0	$5,936,907

2022	$3,538,712	$6,735,690	$336,851	$0	$10,611,253	$0	$10,611,253

2021	$3,208,558	$4,097,867	$1,147,370	$0	$8,453,795	$0	$8,453,795
Average of
Non-PEO
NEOs
Compensation
Actually Paid Table

Year	Average Summary Compensation Table Total for Non-PEO NEOs	Exclusion of Stock Awards and Change in Pension Value	Inclusion of Equity Award Adjustments and Pension Service Costs (a)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)

2025	$1,711,980	$561,950	$ 874,722	$2,024,752

2024	$1,609,087	$565,015	$ 625,137	$1,669,209

2023	$1,801,064	$561,636	$1,005,814	$2,245,242

2022	$1,667,346	$543,863	$1,747,468	$2,870,951

2021	$1,584,381	$523,109	$1,414,338	$2,475,609

(a)	The components of the amounts shown in this column for our non-PEO NEOs are presented in the table below:
Average of
Non-PEO
NEOs Components of Compensation Actually Paid

Year	Fair Value of Awards Granted in Applicable Year at Year-End	Change in Value of Prior Years’ Awards Unvested at Applicable Year-End	Change in Value of Prior Years’ Awards that Vested in Applicable Year at Vesting Date	Change in Value of Prior Years’ Awards that Forfeited During Applicable Year	Total Equity Value included in Compensation Actually Paid (total of prior four columns)	Pension Service Costs	Total Inclusion of Equity Values and Pension Service Costs

2025	$680,941	$287,372	$(93,591)	$0	$874,722	$0	$874,722

2024	$603,851	$80,026	$(58,740)	$0	$625,137	$0	$625,137

2023	$594,310	$322,176	$89,328	$0	$1,005,814	$0	$1,005,814

2022	$597,422	$1,096,293	$53,753	$0	$1,747,468	$0	$1,747,468

2021	$552,429	$648,464	$213,445	$0	$1,414,338	$0	$1,414,338

(4)
The
Non-PEO
NEOs for whom the Summary Compensation Table total average compensation is presented are, for 2025, Mr. Vincent J. Calabrese, Jr., Mr. Gary L. Guerrieri, Mr. David B. Mitchell, Mr. Alfred D. Cho and Mr. Barry C. Robinson; and for 2024,

2026 Proxy Statement 83

Compensation Committee Report

2023, 2022 and 2021, Mr. Vincent J. Calabrese Jr., Mr. Gary L. Guerrieri, Mr. David B. Mitchell, and Mr. Barry C. Robinson. Figures shown are based on the total compensation figures presented in the Summary Compensation Table for each
Non-PEO
NEO for each of the years listed.

(5)
This column shows the Company’s TSR and the TSR for the peer group used by the Company in its stock performance graph in its 2025 Form
10-K,
and the KBW Regional Bank Index (“KRX”), on a cumulative basis for each year of the five-year period from 2021 through 2025 (indexed to 2020). Dollar values assume $100 was invested for the cumulative period from December 31, 2020, through December 31, 2025, in either FNB or in the KRX index, and reinvestment of the pre-tax
value of the dividends paid.

(6)	Net income represents net income before preferred dividends.
Relationship Between Compensation Actually Paid and Company Cumulative TSR
The following chart presents the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and the Company’s cumulative TSR for each year of the five-year period from 2021 through 2025.

PEO and Average NEO Compensation Actually Paid Versus Company TSR, 2021-2025
Compensation Actually Paid (000s)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Total Shareholder Return (TSR) (Value of Initial Fixed $100 Investment)
$200
$150
$100
$50
$0
133
148
163
181
216
$11,913
$14,218
$10,068
$7,664
$10,823
$2,476
$2,871
$2,245
$1,669
$2,025
2021
2022
2023
2024
2025
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
FNB TSR (indexed to 2020)

84 F.N.B. Corporation

Compensation Committee Report

Relationship Between Compensation Actually Paid and Net Income
The following chart presents the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and the Company’s net income for each year of the five-year period from 2021 through 2025.

PEO and Average NEO Compensation Actually Paid Versus Net Income, 2021-2025
Compensation Actually Paid (000s)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$600
$500
$400
$300
$200
$100
$0
Net Income
Operating Net Income Available to Common Shareholders*
(in millions)
$400
$405
$495
$439
$569
$485
$505
$465
$577
$565
$11,913
$14,218
$10,068
$7,664
$10,823
$2,476
$2,871
$2,245
$1,669
$2,025
2021
2022
2023
2024
2025
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Net Income
Operating Net Income Available to Common Shareholders*

* Non-GAAP measure

2026 Proxy Statement 85

Compensation Committee Report

Relationship Between Compensation Actually Paid and Operating ROATCE*
The following chart presents the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and the Company’s Operating ROATCE* for each year of the five-year period from 2021 through 2025.

PEO and Average NEO Compensation Actually Paid Versus Operating ROATCE*, 2021-2025

Compensation Actually Paid (000s)
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Operating ROATCE*
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
15.7%
17.5%
18.3%
14.5%
14.7%
$11,913
$14,218
$10,068
$7,664
$10,823
$2,476
$2,871
$2,245
$1,669
$2,025
2021
2022
2023
2024
2025
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Operating ROATCE*

* Non-GAAP measure

86 F.N.B. Corporation

Compensation Committee Report

Relationship Between Company TSR and Selected Peer Group TSR
The following chart presents the relationship between FNB’s cumulative TSR and the KRX TSR for each year of the five-year period from 2021 through 2025 (indexed to 2020).

Total Shareholder Return:
FNB versus KRX Index, 2021-2025
(Indexed to 2020)
Total Shareholder Return (TSR)
(Value of Initial Fixed $100 Investment)
$230
$210
$190
$170
$150
$130
$110
$90
$70
2020
2021
2022
2023
2024
2025
100
133
148
163
181
216
137
127
127
143
153
KRX TSR (indexed to 2020)
FNB TSR (indexed to 2020)

Discussion of FNB versus KRX Total Shareholder
Return

The Total Shareholder Return: FNB versus KRX Index table above shows that FNB’s cumulative four-year TSR (indexed to 2020), has exceeded the broader KRX index for the 2021 to 2025 measurement period presented. Initially during this measurement period, FNB’s TSR dipped lower than the KRX index total return and thereafter rebounded to surpass the KRX index total return in 2022 through 2025.
There are five key dynamics that explain the relative outperformance of FNB during this time horizon. First, FNB consistently generated organic loan and deposit growth, that exceeded bank industry peer averages during this time. Second, FNB increased its asset sensitivity position notably throughout the low-interest
rate time horizon of 2020 to 2023 time to prepare for a higher interest rate environment that ensued in 2022 and 2023 when more earnings could be generated. Third, FNB has achieved significant growth in its fee-based
businesses during this time. Fourth, FNB improved its overall capital and liquidity position on an absolute and peer-relative basis, achieving record levels in 2025. Lastly, the value of FNB’s stable, granular and sticky deposit base translated into significant outperformance versus peers, notably through the 2023 turmoil to today. In brief, while the KRX absorbed rate, liquidity and confidence shocks during the banking disruption, FNB executed through the cycle – which the market rewarded with a smoother and higher TSR trajectory.
List of the Most Important Financial Performance Measures
The following list presents the financial measures that the Company considers to be the most important in linking Compensation Actually Paid to our PEO and our
Non-PEO
NEOs in 2025 to Company performance. The measures in this list emulate the diverse set of metrics used in our incentive compensation plans. The measures in this list are not ranked:

•	Operating Earnings Per Diluted Common Share (EPS)*

•	Operating Return on Average Tangible Common Equity (Operating ROATCE)*

•	Operating Efficiency Ratio*

•	Internal Capital Generation Growth (ICG Growth)*

•	Total Shareholder Return (TSR)

2026 Proxy Statement 87

Proposal 3. Ratification of the Appointment of Ernst & Young LLP as FNB’s Independent Registered Public Accounting Firm for 2026

PROPOSAL 3. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS FNB’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026

The Audit Committee selected Ernst & Young LLP as our independent registered public accounting firm to audit the books of the Company and its subsidiaries for the year ending December 31, 2026, to report on our internal controls and our consolidated statement of financial position and related statements of income of us and our subsidiaries, and to perform such other appropriate accounting services as our Board may require. Ernst & Young LLP has advised us that they are independent accountants with respect to us, within the meaning of standards established by the American Institute of Certified Public Accountants, the Public Company Accounting Oversight Board, the Independence Standards Board and federal securities laws administered by the SEC. In the event a majority of the votes cast in person or by proxy do not ratify the appointment of Ernst & Young LLP, we anticipate that we would make no change in our independent registered public accounting firm for the current year because of the difficulty and expense of making any change so long after the beginning of the current year, but that vote would be considered when we consider the appointment of auditors for 2027. Ernst and Young LLP adheres to the partner-rotation requirements of the Sarbanes-Oxley Act, including the mandatory rotation of the lead audit engagement partner every five years.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS ITS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026.

Ernst & Young LLP served as our independent registered public accounting firm for the year ended December 31, 2025. We expect that a representative of Ernst & Young LLP will attend our Annual Meeting, be available to respond to appropriate questions and, if the representative desires, which we do not anticipate, make a statement.

The discussion under Audit and Non-Audit Fees describes the aggregate fees for professional services provided by Ernst & Young LLP to us for the calendar years 2024 and 2025.

88 F.N.B. Corporation

Audit Committee Report

AUDIT COMMITTEE REPORT

To Our Shareholders:

The Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with Ernst & Young LLP, its independent registered public accounting firm who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters we and Ernst & Young LLP must discuss pursuant to Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, including Ernst & Young LLP’s judgments as to the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has discussed with Ernst & Young LLP its independence from management and the Corporation, including the matters in the required written disclosures. The Audit Committee has considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining its independence.

The Audit Committee discussed with the Corporation’s internal auditors and Ernst & Young LLP the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 2025 Form 10-K, for filing with the SEC.

Respectfully submitted,

Frank C. Mencini, Chair

Pamela A. Bena

Mary Jo Dively

David J. Malone

Heidi A. Nicholas

2026 Proxy Statement 89

Audit and Non-Audit Fees

AUDIT AND NON-AUDIT FEES

Ernst & Young LLP served as the Corporation’s independent registered public accounting firm for the fiscal years ended December 31, 2025, and 2024. The Company has been advised by such firm that none of its members or any of its associates has any direct financial interest or material indirect financial interest in the Corporation or its subsidiaries.

Fees and out-of-pocket expenses billed by Ernst & Young LLP for professional services during 2025 and 2024 were as follows:

	Audit	Audit-Related	Tax	All Other

2025	$2,619,412	$162,558	$714,048	$3,852

2024	$2,630,500	$216,890	$760,264	$3,852

Audit Fees relate to the audit of the Corporation’s annual financial statements and internal control over financial reporting, review of the financial statements included in the Corporation’s Reports on Forms 10-Q and other SEC filings, services provided in connection with statutory/subsidiary audits and regulatory filings including registration statements filed with the SEC, and accounting consultations related to the audit.

Audit-Related Fees relate to Service and Organization Controls (SOC), custody exam, employee benefit plan and agreed-upon procedures work.

Tax Fees relate to tax compliance, tax planning and tax advice services.

All Other Fees relate to subscriptions for Ernst & Young’s web-based accounting and auditing research library.

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee must pre-approve the audit and non-audit services the independent registered public accounting firm will perform in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee annually reviews and pre-approves the services that the independent registered public accounting firm may provide. The Audit Committee will revise the list of pre-approved services from time to time, based on subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management but may delegate pre-approval authority to one or more of its members. The member or members to whom the Audit Committee delegates such authority must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee annually establishes pre-approval fee levels for all services the independent registered public accounting firm may provide. Any proposed services exceeding these levels require specific pre-approval.

The annual audit services engagement terms and fees are subject to the pre-approval of the Audit Committee. In addition, the Audit Committee may grant pre-approval for other audit services, including statutory audits or financial audits for our subsidiaries or our affiliates and services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

Our Audit Committee must also pre-approve audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit” services, assistance with understanding and implementing new accounting and financial reporting guidance from rule-making authorities, financial audits of employee benefit plans, agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements. Tax services include tax compliance, tax planning and tax advisory services.

Our Audit Committee may grant pre-approval to those permissible non-audit services classified as “All Other” services that it believes are routine and recurring services and when such pre-approval would not impair the independence of the independent registered public accounting firms.

90 F.N.B. Corporation

Shareholder Proposals and Nominations for the 2027 Annual Meeting

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2027 ANNUAL MEETING

SEC Rule 14a-8

If you are a shareholder who would like us to include your proposal in our notice of the 2027 Annual Meeting and related proxy materials, you must follow SEC Rule 14a-8 under the Securities Exchange Act of 1934. In submitting your proposal, our Corporate Secretary must receive your proposal, in writing, at our principal executive offices at FNB Financial Center, 626 Washington Place, Pittsburgh, Pennsylvania 15219, Attn: Legal Department, no later than November 25, 2026. If you do not follow SEC Rule 14a-8, we will not consider your proposal for inclusion in next year’s Proxy Statement.

Advance Notice Requirements Under Our Bylaws

Pursuant to Article I, Section 1.11 of our bylaws, a shareholder who wishes to nominate an individual for election to the Board of Directors directly at an Annual Meeting, or to propose any business to be considered at an Annual Meeting, must deliver advance notice of such nomination or business to our Corporate Secretary. The notice must be delivered in person, by first-class U.S. mail postage prepaid or by reputable overnight delivery service to the attention of our Corporate Secretary, at our principal executive offices at F.N.B. Corporation, FNB Financial Center, 626 Washington Place, Pittsburgh, Pennsylvania 15219, Attn: Legal Department, during the period commencing at the close of business on November 25, 2026, and ending at the close of business on December 28, 2026. The shareholder must be a shareholder of record as of the date the notice is delivered and at the time of the Annual Meeting and must be entitled to vote at the meeting. The notice must be in writing and contain the information specified in our bylaws for a director nomination or other business. The notice must contain certain information about the proposal or nominee, as applicable, which is generally equivalent to the information that would be required to be disclosed under the proxy rules of the SEC if proxies were solicited for shareholder consideration of the matter at a meeting of shareholders, as well as certain information about the shareholder who is making the proposal or nomination. Nominees also will be required to submit a completed and signed questionnaire. The questionnaire will be provided by our Corporate Secretary upon request and is similar to the annual questionnaire completed by all of our directors regarding their background, experience and independence, and will also contain certain representations and agreements on the part of the nominee as set forth in the bylaws.

Only shareholder proposals and nominations submitted in accordance with the Company bylaw provisions will be eligible for presentation at our 2027 Annual Meeting, and any other matter not submitted to our Board in accordance with such provisions will not be considered or acted upon at our 2027 Annual Meeting. The Board Chairman is authorized to determine whether a nomination or proposal was made in accordance with our bylaws and to declare that a defective nomination or proposal be disregarded.

2026 Proxy Statement 91

Other Matters

OTHER MATTERS

As of March 9, 2026, our Board does not know of any other matter to be presented for consideration at our Annual Meeting other than the matters described above. However, if any other matter is presented in conformance with our bylaws, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the individuals designated as proxies.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single annual report, Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We, and some brokers who household proxy materials, may deliver a single copy of these proxy materials to multiple shareholders who share the same address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, or if you are receiving multiple copies of the proxy materials and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or us if you hold registered shares. You can notify us by sending a written request to: Shareholder Services, F.N.B. Corporation, FNB Financial Center, 626 Washington Place, Pennsylvania 15219, Attn: Legal Department, or by calling our Transfer Agent representative at 844-877-8750. Upon written or oral request to us or our Transfer Agent representative, a separate copy of our proxy materials will promptly be sent to you.

Electronic Delivery of Proxy Materials

You can also access our 2026 Proxy Statement, 2025 Annual Report and 2025 Form 10-K Report at http://materials.proxyvote.com/302520.

For our 2027 Annual Meeting, you can help us save significant printing and mailing expenses by consenting to access our proxy materials electronically by Internet. If you hold your shares in your own name (instead of street name through a bank, broker or other nominee), you can choose this option by appropriately marking the box on your proxy card denoting your consent to electronic access or, if voting by telephone at 800-690-6903, following the prompts for consenting to electronic access, or following the instructions at the Internet voting website at http://materials.proxyvote.com/302520 which has been established for you to vote your shares for the meeting. If you choose to receive your proxy materials electronically, then prior to next year’s Annual Meeting you will receive notification when the proxy materials are available for review by the Internet, as well as the instructions for voting electronically by the Internet. Your choice for electronic distribution will remain in effect until you revoke it by sending a written request to: Shareholder Services, F.N.B. Corporation, FNB Financial Center, 626 Washington Place, Pittsburgh, Pennsylvania 15219, Attn: Legal Department. If you hold your shares in street name through a bank, broker or other nominee, you should follow the instructions provided by that entity if you wish to access our proxy materials electronically by Internet.

BY ORDER OF THE BOARD OF DIRECTORS,

James G. Orie

Chief Legal Officer and Corporate Secretary

March 25, 2026

92 F.N.B. Corporation

Annex A - About Our Annual Meeting

ANNEX A - ABOUT OUR ANNUAL MEETING

What is a proxy?

Your proxy gives us authority to vote your shares and tells us how to vote your shares at the Annual Meeting or any adjournment. Three of our employees, who are called “proxy holders” (or “proxies” for short) and are named on the proxy card, will vote your shares at the Annual Meeting according to the instructions you give on the proxy card.

Why are you soliciting a proxy from me?

Our Board of Directors is soliciting your proxy to make sure that your vote is properly submitted and received on time, and to improve the efficiency of the Annual Meeting. We may ask for, or solicit, proxies using several methods.

We may solicit proxies by mail, personal interviews, telephone or fax. We may also use the Internet to solicit proxies. FNB officers or employees may solicit proxies but will not receive any special compensation for doing so. We have engaged the firm of Laurel Hill Advisory Group, LLC to assist us with soliciting proxies.

What is included in our proxy materials?

Our proxy materials, which are available on our website (see Annex C, Proxy Materials), include:

(i)	Our Notice of 2026 Annual Meeting of Shareholders;

(ii)	Our 2026 Proxy Statement; and

(iii)	Our 2025 Annual Report and 2025 Form 10-K.

If you received printed versions of these materials by mail (rather than through electronic delivery), the materials also included a proxy card or voting instruction form. For further information, see Information about Paper and Electronic Delivery of Proxy Materials below.

What will our shareholders vote on at our Annual Meeting?

Our shareholders will vote on each of the following proposals, which our Board recommends you vote “FOR,” at our Annual Meeting:

•	Proposal 1. Election of the 10 nominees for directors named in this Proxy Statement, each to serve for a term of one year and until the election of their successors;
•	Proposal 2. Adoption of an advisory resolution to approve the 2025 compensation of our named executive officers;

•	Proposal 3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026; and

•

Any other business that may properly come before our Annual Meeting in compliance with the advance notice and other applicable provisions of our bylaws (described in the Shareholder Proposals discussion in this Proxy Statement).

PARTICIPATING IN THE ANNUAL MEETING

How are shareholders able to ask questions at the virtual Annual Meeting?

We are committed to acknowledging each relevant question we receive, subject to the guidelines described in this section and in the Rules of Conduct and Procedures. Consistent with our prior in-person annual meetings, questions submitted in accordance with the Rules of Conduct and Procedures will be generally addressed, as time permits. We limit each shareholder to one question in order to allow us to answer questions from as many shareholders as possible. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. Questions regarding personal matters and questions regarding general economic, political, or social or product matters that are not directly related to the business of FNB will not be answered. If there are matters of individual concern to a shareholder and not of general concern to all shareholders, or if a question posed was not otherwise answered, shareholders may contact FNB’s Chief Communications and Marketing Officer separately after the Annual Meeting. Contact details, as well as other helpful information, can be found in the shareholder services section of our website at www.fnb-online.com/ About-Us/Investor-Information/Investor-Relations.

Questions may be submitted prior to the Annual Meeting, or you may submit questions in real time during the meeting using the Annual Meeting website at www.virtualshareholdermeeting.com/FNB2026. Please note that in order to access these sites, shareholders will need their unique 16-digit control number that appears on the Notice of Internet Availability of Proxy Materials of the proxy card (printed in the box and marked by the arrow) or the

2026 Proxy Statement A - 1

About Our Annual Meeting

instructions that accompany these proxy materials, as applicable. Instructions should be provided to beneficial owners on the voting instruction form provided by their broker or bank.

We encourage you to access the meeting website prior to the start time. If you encounter any difficulties accessing the virtual meeting during the check in or meeting time, please contact the technical support number that will be posted on the website log-in page. The Annual Meeting website is supported on browsers and devices running the most updated version of applicable software and plugins.

VOTING AT THE ANNUAL MEETING

Who can vote at our Annual Meeting?

Our Board has set March 9, 2026, as the record date for our Annual Meeting. Only holders of record of our common stock at the close of business on the record date are entitled to receive notice of and to vote at our Annual Meeting and any adjournment of our Annual Meeting.

What constitutes a quorum in order to conduct the Annual Meeting?

On our March 9, 2026, record date, we had 355,379,875 shares of our common stock outstanding, which are eligible to be voted. Under Pennsylvania law, we must have a quorum before we can consider proposals at our Annual Meeting. A quorum is the number of shares that must be present at the meeting. In determining if a quorum exists, we count the number of shares represented by shareholders virtually, as well as the number of shares represented by proxies. If you return a signed and dated proxy card, vote by Internet, vote by our QR Code feature, vote by telephone or vote virtually in person at our Annual Meeting, you will be considered present for purposes of establishing a quorum.

To have a quorum, we need the presence of shareholders or their proxies who are entitled to cast at least a majority of the votes that all shareholders are entitled to cast. Although a quorum may be achieved, not all proposals will be subject to the same voting or approval requirement. We discuss the vote required to approve each proposal below.

Shareholders who hold their shares in an account at a bank or brokerage firm (street name) may need to take additional precautions to ensure that their vote counts.

What is the difference between holding shares as a shareholder of record and as a beneficial owner of shares held in street name?

Shareholder of Record: If your shares of FNB common stock are registered directly in your name with our transfer agent, Broadridge Financial Solutions (Broadridge), you are considered a “shareholder of record” of those shares.

Beneficial Owner of Shares Held in Street Name: If your shares are held in an account at a bank, brokerage firm, broker-dealer or other similar organization, then you are a beneficial owner of shares held in street name. In that case, you will have received these proxy materials, as well as a voting instruction form, from the organization holding your shares. As a beneficial owner, you have the right to direct the organization as to how to vote them. Most individual shareholders are beneficial owners of shares held in street name.

How do I vote?

You can vote by proxy whether or not you attend our Annual Meeting virtually. When you or your authorized attorney-in-fact grants us your proxy, you authorize us to vote your shares of our common stock in the manner you specify on your proxy card. Giving a proxy allows your shares to be voted at our Annual Meeting, even if you do not attend the Annual Meeting virtually. If your shares are held in street name, you will receive a separate card from your bank or brokerage firm with instructions about the manner in which you may vote your shares.

If you hold your shares directly, to vote by proxy you must do one of the following:

•

Vote by mail: Complete, sign, date and return the enclosed proxy card in the envelope provided (the envelope requires no postage if mailed in the U.S.) or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

•

Vote during the virtual Annual Meeting: If you are a registered shareholder and attend our virtual Annual Meeting, you must enter the 16-digit control number found next to the label “Control Number” on your notice of internet availability, proxy card, or voting instruction form, or in the email sending you the Proxy Statement, to be admitted to the virtual Annual Meeting at www.virtualshareholdermeeting.com/FNB2026. Even if you returned a proxy to us before our virtual Annual Meeting, you may revoke it and vote during the virtual Annual Meeting.

A - 2 F.N.B. Corporation

About Our Annual Meeting

•	Vote by Internet at www.proxyvote.com: Instructions are provided on your proxy card. If you vote by Internet, you should not return your proxy card.

•	Vote by QR Code by scanning the QR Code on your proxy card with your mobile device: If you vote by QR Code, you should not return your proxy card.

•	Vote by telephone at 1-800-690-6903: Instructions are provided on your proxy card. If you vote by telephone, you should not return your proxy card.

Proxies voted by mail, by Internet, by QR Code or by telephone must be received by 11:59 PM EDT, on May 5, 2026, in order to be counted in the vote.

If you hold your FNB shares in an account at a bank or brokerage firm, and you want to vote virtually at our Annual Meeting, you will need to obtain a signed proxy card from the brokerage firm or the bank that holds your FNB stock. If your FNB stock is registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically by Internet, by the QR Code on your proxy card and/or notice card, or by telephone. Many banks and brokerage firms participate in programs such as the Broadridge online program. These programs provide eligible shareholders who receive a paper copy of this Proxy Statement the opportunity to vote by the Internet, by QR Code or by telephone. If your bank or brokerage firm is participating in one of these programs, your proxy card will contain instructions for voting by Internet, by QR Code or by telephone. If your proxy card does not reference voting by Internet, QR Code or telephone information, please complete and return the proxy card in the enclosed self-addressed, postage-paid envelope.

How will my shares be voted if I do not give specific voting instructions?

If you sign, date and return your proxy card, but do not provide voting instructions, or if you do not provide voting instructions when voting over the Internet, we will vote your shares represented by that proxy as recommended by our Board of Directors, and this vote will count as a vote cast.

Can I change my vote after I voted?

You can amend your voting decisions in several ways. We refer to this as “revoking” your proxy. To revoke your current proxy and replace it with a new proxy, we must receive the newly executed proxy before the applicable deadline. If you revoke by mail, we must receive the new proxy card before the Annual Meeting begins. Please make sure you have provided enough time for the new proxy card to reach us. You may change your vote by delivering a written notice of revocation to our Corporate Secretary at F.N.B. Corporation, FNB Financial Center, 626 Washington Place, Pittsburgh, PA 15219, Attn: Legal Department, by signing and returning a new proxy card with a later date. If you revoke using the phone or Internet voting options, we must receive your revocation by the deadline for voting set forth in the Notice of Internet Availability of Proxy Materials or set forth on the proxy card you received. You may change your vote by voting by the Internet, by scanning the QR Code on your proxy card with your mobile device at a later date, by telephone, or by attending the virtual Annual Meeting and voting online. Once the polls close at the Annual Meeting, the right to revoke your proxy ends. If you have not properly revoked your proxy by that time, we will vote your shares in accordance with your most recent valid proxy received by the deadline.

Only your latest instruction will be counted; however, your attendance at our virtual Annual Meeting will not automatically revoke your proxy unless you vote again at our Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to our Annual Meeting to our Corporate Secretary at F.N.B. Corporation, FNB Financial Center, 626 Washington Place, Pittsburgh, Pennsylvania 15219, Attn: Legal Department.

If you hold FNB shares in street name, follow the instructions provided by your broker or bank to revoke your voting instructions or otherwise change your vote:

If my shares are held in “street name,” which proposals are considered “routine” or “non-routine” in connection with broker discretionary voting of my shares?

Please ensure that you instruct your bank or brokerage firm how to vote your shares. Under NYSE rules applicable to brokers, your broker has discretionary authority to vote your shares without receiving your instructions on “routine” matters. The only routine matter before our Annual Meeting will be the ratification of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for 2026. All other proposals that will be considered at our Annual Meeting are “non-routine” matters. Your bank or brokerage firm does not have discretionary authority to vote on a non-routine matter unless you provide them with your voting instructions. The inability of your bank or brokerage firm to vote on a matter absent direction from you (while using its discretionary authority to vote on routine matters) is known as a “broker non-vote” on the non-routine

2026 Proxy Statement A - 3

About Our Annual Meeting

matter. Therefore, in order to have your vote counted, please ensure that you instruct your bank or brokerage firm how to vote your shares with respect to the election of our directors, the advisory resolution to approve the 2025 compensation of our named executive officers and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.

If I am a participant in the 401(k) Savings Plan, how do I vote the shares held in the plan?

If you participate in the F.N.B. Corporation Progress Savings 401(k) Plan (401(k) Plan), you may vote the number of shares of common stock credited to your account as of the record date. You may vote by instructing Fidelity, the trustee of our 401(k) Plan, pursuant to the voting instruction card being mailed with this Proxy Statement to plan participants. The trustee will vote your shares in accordance with your duly executed voting instruction card, provided that the trustee receives it by 3:00 AM, Eastern Time, on May 1, 2026.

In the case of the 401(k) Plan, if you do not return your voting instruction card, the shares credited to your plan account will be voted by the trustee in the same proportion that it votes the shares for which it timely received voting instruction cards.

You may also revoke a previously given proxy card until 3:00 AM, Eastern Time, on May 1, 2026, by filing with the trustee either a written notice of revocation or a properly completed and signed voting instruction card or Internet vote, telephone vote or scanned QR code vote having a later date.

What is the quorum and voting requirement to approve each of the proposals?

In order to conduct our Annual Meeting, at least one-half of the outstanding shares entitled to vote must be present or be represented by proxy. This is referred to as a quorum. If you vote by Internet, by QR Code or by telephone, or submit a properly executed proxy card, you will be considered part of the quorum. Abstentions and broker non-votes on any proposal to be acted on by shareholders will be treated as present at the Annual Meeting for purposes of a quorum. In general, for a proposal to be approved, it requires a majority of the votes “cast” on the matter. Votes “cast” are votes “for” or “against” the proposal. If you abstain from voting, it will not count as a vote “cast.” Please see the summaries below for more specific information about how proposals are approved and how abstentions will be counted with respect to each proposal. With respect to Proposals 2 and 3, if you desire to abstain, you must check the “Abstain” box on your proxy card or select the appropriate option when voting by the Internet, by QR Code or by telephone.

PROPOSAL 1: ELECTION OF DIRECTORS

Our bylaws provide that in the circumstance of an uncontested director election, which is the case for this year’s director election, our directors are elected by a majority of the votes cast in person or by proxy at our Annual Meeting. Our Articles of Incorporation do not authorize cumulative voting for the election of directors. To receive a majority of votes cast means that the shares voted for a director’s election exceed the number of votes withheld. This matter is considered a non-routine matter and, as a result, there may be broker non-votes (see description of broker non-votes in the next section, below). Broker non-votes and abstentions will not be included in the total votes cast and will not affect the results of the vote on this proposal. Our bylaws provide that any incumbent director who does not receive a majority of votes cast will promptly tender his or her resignation to the Board. Upon recommendation of the Nominating and Corporate Governance Committee, the Board shall determine whether to accept the resignation. If there is a contested election (which is not the case in 2026), directors are elected by a plurality of votes cast at the meeting.

PROPOSAL 2. ADOPTION OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

A majority of the votes cast will be required to approve the advisory vote on 2025 executive compensation. Because your vote is advisory, it will not be binding on the Board or the Company. This matter is considered a non-routine matter and, as a result, there may be broker non-votes (see description of broker non-votes in the next section, below). Broker non-votes and abstentions will not be included in the total votes cast and will not affect the results of the vote on this proposal.

PROPOSAL 3. RATIFICATION OF AUDITOR

A majority of the votes cast will be required to approve the ratification of our Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for 2026. This matter is considered a routine item, and brokers have the discretion to vote uninstructed shares on behalf of clients. Therefore, broker non-votes are not expected to exist for this proposal, although a broker may otherwise fail to submit a vote. Failures by brokers to vote and abstentions will not be included in the total votes cast and will not affect the results of the vote on this proposal.

A - 4 F.N.B. Corporation

About Our Annual Meeting

OTHER MATTERS REGARDING THE CONDUCT OF THE ANNUAL MEETING

Impact of Broker Non-Votes or Abstentions

With respect to Proposals 1 and 2 ,which are non-routine matters, any broker non-votes or abstentions will not be included in the total votes cast and will not affect the results of the voting on these proposals. Also see the question and answer regarding broker discretionary voting, above.

Is my vote confidential?

We process proxy instructions, ballots and voting tabulations that identify individual shareholders in a manner that protects your voting privacy. We will not disclose your vote either within the Company or to third parties, except:

•	As necessary to meet applicable legal requirements;

•	To allow for the tabulation and certification of votes; and

•	To facilitate a successful proxy solicitation.

Could other matters be decided at the 2026 Annual Meeting?

We do not know of any matters that will be considered at the Annual Meeting other than those described above. If a shareholder proposal that was properly excluded from this Proxy Statement or is otherwise not properly presented at the meeting is nevertheless brought before the meeting, the Chairman will declare such a proposal out of order, and it will be disregarded. If any other matters arise at the Annual Meeting that are properly presented at the meeting, the proxies will be voted at the discretion of the proxy holders.

What happens if the meeting is postponed or adjourned?

Your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Who counts the votes cast at our annual meeting?

Judges of Election, who will be FNB employees approved by the FNB Board of Directors, will tabulate the votes cast at our Annual Meeting, and Broadridge will act as the independent inspector of election.

Where can I find the voting results of our Annual Meeting?

We will announce the preliminary voting results at our Annual Meeting. The judges of election will tally the final voting results, and we will include the final voting results in a Form 8-K, which we will file with the SEC by May 12, 2026.

Who is paying the costs of this proxy solicitation?

The Company is paying the costs of the solicitation of proxies. The Company has retained Laurel Hill Advisory Group, LLC to assist in obtaining proxies by mail, facsimile or email from registered holders, brokerage firms, bank nominees and other institutions for the Annual Meeting. The estimated cost of such service is $9,000 including out-of-pocket expenses. Laurel Hill Advisory Group, LLC may be contacted at 888-742-1305.

The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares held in street name for their reasonable costs associated with:

•	Forwarding the Notice of our Annual Meeting to beneficial owners.

•	Forwarding printed proxy materials by mail to beneficial owners who specifically request them.

•	Obtaining beneficial owners’ voting instructions.

In addition to soliciting proxies by mail, certain of our directors, officers and regular employees, without additional compensation, may solicit proxies on our behalf personally or by telephone, facsimile or email.

INFORMATION ABOUT PAPER AND ELECTRONIC DELIVERY OF PROXY MATERIALS

How do I sign up for electronic delivery of proxy materials?

This Proxy Statement, our 2025 Annual Report and 2025 Form 10-K are available on our website (see Annex C, Proxy Materials). We encourage our shareholders to voluntarily elect to receive future proxy materials electronically. If you would like to help reduce the environmental impact of our Annual Meetings and our costs of printing and mailing future materials, you can agree to access these documents over the Internet rather than receiving printed copies in the mail. For your convenience, you may find links to sign up for electronic delivery for both shareholders of record and beneficial owners who hold in street name at www.proxyvote.com. You may also scan the QR code on your proxy card to vote using your mobile device, sign up for e-delivery and download the Annual Meeting materials.

How can I avoid receiving more than one set of proxy materials in future years?

If two or more registered shareholders live in your household or if a registered shareholder maintains two or more shareholder accounts, you may have received more than one set of our proxy materials. At your

2026 Proxy Statement A - 5

About Our Annual Meeting

request, we will “household” your proxy materials (i.e., only one Annual Report and one Proxy Statement will be delivered to your address); however, a separate proxy card will be delivered for each account. On the proxy card, there will be a householding election where you will indicate if you consent to receive your proxy materials in a single package per household. Please refer to the section titled, Householding of Proxy Materials at the end of this Proxy Statement.

Who can answer my questions?

Should you have questions concerning these proxy materials or our Annual Meeting or should you wish to request additional copies of this Proxy Statement or proxy card, you may contact our Corporate Secretary at FNBCorporateSecretaryOffice@fnb-corp.com.

A - 6 F.N.B. Corporation

Annex B (Non-GAAP to GAAP Reconciliations)

ANNEX B – NON-GAAP TO GAAP RECONCILIATIONS

The information below is provided to reconcile to GAAP those financial metrics included in this Proxy Statement that are non-GAAP financial metrics. The reconciliations of non-GAAP operating measures and key performance indicators discussed in this Proxy Statement to the most directly comparable GAAP financial measures are included in the following tables.

Operating Net Income Available to Common Shareholders

Year Ended December 31	2025	2024	2023	2022	2021

(in thousands)

Net income available to common shareholders	$565,387	$459,327	$476,810	$431,068	$396,561

Preferred dividend at redemption	—	3,995	—	—	—

FNB Foundation contribution	20,000	—	—	—	—

Tax benefit of FNB Foundation contribution	(4,200)	—	—	—	—

Merger-related expense	—	—	2,215	45,259	1,764

Tax benefit of merger-related expense	—	—	(465)	(9,504)	(370)

Provision expense related to acquisitions	—	—	—	28,515	—

Tax benefit of provision expense related to acquisitions	—	—	—	(5,988)	—

Branch consolidation costs	—	1,194	—	7,016	2,644

Tax benefit of branch consolidation costs	—	(251)	—	(1,473)	(555)

FDIC special assessment	(5,647)	5,212	29,938	—	—

Tax expense (benefit) of FDIC special assessment	1,186	(1,095)	(6,287)	—	—

Realized loss on investment securities restructuring	—	33,980	67,354	—	—

Tax benefit of realized loss on investment securities restructuring	—	(7,136)	(14,144)	—	—

Software impairment	—	3,690	—	—	—

Tax benefit of software impairment	—	(775)	—	—	—

Loss related to indirect auto loan sales	—	8,969	16,687	—	—

Tax benefit of loss related to indirect auto loan sales	—	(1,883)	(3,504)	—	—

Operating net income available to common shareholders (non-GAAP)	576,726	505,227	568,604	494,893	400,044

Preferred stock dividends	—	6,005	8,041	8,041	8,041

Operating net income (non-GAAP)	$576,726	$511,232	$576,645	$502,934	$408,085

2026 Proxy Statement B - 1

Annex B (Non-GAAP to GAAP Reconciliations)

Operating Earnings per Diluted Common Share

Year Ended December 31	2025	2024	2023	2022	2021

Earnings per diluted common share	$1.56	$1.27	$1.31	$1.22	$1.23

Preferred dividend at redemption	—	0.01	—	—	—

FNB Foundation contribution	0.06	—	—	—	—

Tax benefit of FNB Foundation contribution	(0.01)	—	—	—	—

Merger-related expense	—	—	0.01	0.13	0.01

Tax benefit of merger-related expense	—	—	—	(0.03)	—

Provision expense related to acquisitions	—	—	—	0.08	—

Tax benefit of provision expense related to acquisitions	—	—	—	(0.02)	—

Branch consolidation costs	—	—	—	0.02	0.01

Tax benefit of branch consolidation costs	—	—	—	—	—

FDIC special assessment	(0.02)	0.01	0.08	—	—

Tax expense (benefit) of FDIC special assessment	—	—	(0.02)	—	—

Realized loss on investment securities restructuring	—	0.09	0.19	—	—

Tax benefit of realized loss on investment securities restructuring	—	(0.02)	(0.04)	—	—

Software impairment	—	0.01	—	—	—

Tax benefit of software impairment	—	—	—	—	—

Loss related to indirect auto loan sales	—	0.02	0.05	—	—

Tax benefit of loss related to indirect auto loan sales	—	(0.01)	(0.01)	—	—

Operating earnings per diluted common share (non-GAAP)	$1.59	$1.39	$1.57	$1.40	$1.24

B - 2 F.N.B. Corporation

Annex B (Non-GAAP to GAAP Reconciliations)

Operating Return on Average Tangible Common Equity

Year Ended December 31	2025	2024	2023	2022	2021

(dollars in thousands)

Operating net income available to common shareholders	$576,726	$505,227	$568,604	$494,893	$400,044

Amortization of intangibles, net of tax	12,514	13,821	15,892	10,956	9,573

Tangible operating net income available to common shareholders (non-GAAP)	$589,240	$519,048	$584,496	$505,849	$409,617

Average total shareholders’ equity	$6,531,165	$6,132,346	$5,851,082	$5,475,843	$5,033,188

Less: Average preferred shareholders’ equity	—	(13,141)	(106,882)	(106,882)	(106,882)

Less: Average intangible assets(1)	(2,523,191)	(2,537,778)	(2,556,119)	(2,481,533)	(2,310,419)

Average tangible common equity (non-GAAP)	$4,007,974	$3,581,427	$3,188,081	$2,887,428	$2,615,887

Operating return on average tangible common equity (non-GAAP)	14.70%	14.49%	18.33%	17.52%	15.66%

Average tangible common equity (non-GAAP)	$4,007,974

Average accumulated other comprehensive income impact	106,860

Average tangible common equity excluding average accumulated other comprehensive income impact (non-GAAP)	$4,114,834

Operating return on average tangible common equity excluding average accumulated other comprehensive income impact (non-GAAP)	14.32%

(1)	Excludes loan servicing rights.

Tangible Book Value per Common Share

December 31	2025	2024

(dollars in thousands, except per share data)

Total shareholders’ equity	$6,758,572	$6,301,650

Less: Intangible assets(1)	(2,516,082)	(2,529,558)

Tangible common equity (non-GAAP)	$4,242,490	$3,772,092

Common shares outstanding (000’s)	357,303	359,616

Tangible book value per common share (non-GAAP)	$11.87	$10.49

(1)	Excludes loan servicing rights.

2026 Proxy Statement B - 3

Annex B (Non-GAAP to GAAP Reconciliations)

Efficiency Ratio

Year Ended December 31	2025

(dollars in thousands)

Non-interest expense	$1,009,740

Less: Amortization of intangibles	(15,841)

Less: OREO expense	(1,334)

Less: FNB Foundation contribution	(20,000)

Less: Tax credit-related project impairment	(4,442)

Add (Less): FDIC special assessment	5,647

Adjusted non-interest expense	$973,770

Net interest income	$1,395,755

Taxable equivalent adjustment	12,307

Non-interest income	369,292

Less: Net securities (gains) losses	(58)

Adjusted net interest income (FTE) + non-interest income	$1,777,296

Efficiency ratio (FTE) (non-GAAP)	54.8%

Operating Return on Average Tangible Assets

Year Ended December 31	2025

(dollars in thousands)

Operating net income	$576,726

Amortization of intangibles, net of tax	12,514

Tangible operating net income (non-GAAP)	$589,240

Average total assets	$49,223,136

Less: Average intangible assets(1)	(2,523,191)

Average tangible assets (non-GAAP)	$46,699,945

Operating return on average tangible assets (non-GAAP)	1.26%

(1)	Excludes loan servicing rights.

Tangible Common Equity to Tangible Assets

December 31	2025

(dollars in thousands)

Total shareholders’ equity	$6,758,572

Less: Intangible assets(1)	(2,516,082)

Tangible common equity (non-GAAP)	$4,242,490

Total assets	$50,229,013

Less: Intangible assets(1)	(2,516,082)

Tangible assets (non-GAAP)	$47,712,931

Tangible common equity to tangible assets (non-GAAP)	8.9%

(1)	Excludes loan servicing rights.

B - 4 F.N.B. Corporation

Annex B (Non-GAAP to GAAP Reconciliations)

Total Operating Leverage

Year Ended December 31	2025	2024	$ Change	% Change

(dollars in thousands)

Net interest income	$1,395,755	$1,280,443

Non-interest income	369,292	316,395

Add: Realized loss on investment securities restructuring	—	33,980

Total operating revenue (non-GAAP)	$1,765,047	$1,630,818	$134,229	8.2%

Non-interest expense	$1,009,740	$961,339

Less: FNB Foundation contribution	(20,000)	—

Less: Branch consolidation costs	—	(1,194)

Add (Less): FDIC special assessment	5,647	(5,212)

Less: Software impairment	—	(3,690)

Less: Loss related to indirect auto loan sales	—	(8,969)

Total operating non-interest expense (non-GAAP)	$995,387	$942,274	$53,113	5.6%

Total operating leverage ratio (non-GAAP)				2.6%

Pre-provision Net Revenue

Year Ended December 31	2025	2024

(in thousands)

Net interest income	$1,395,755	$1,280,443

Non-interest income	369,292	316,395

Less non-interest expense	(1,009,740)	(961,339)

Pre-provision net revenue (reported) (non-GAAP)	$755,307	$635,499

Adjustments - non-interest income:

Add: Realized loss on investment securities restructuring	—	33,980

Adjustments - non-interest expense:

Add: FNB Foundation contribution	20,000	—

Add: Branch consolidation costs	—	1,194

Add: Tax credit-related impairment project	4,442	10,397

Add (Less): FDIC special assessment	(5,647)	5,212

Add: Software impairment	—	3,690

Add: Loss related to indirect auto loan sales	—	8,969

Pre-provision net revenue (operating) (non-GAAP)	$774,102	$698,941

2026 Proxy Statement B - 5

Annex C – Company Information

ANNEX C – COMPANY INFORMATION

Proxy Materials

Document	Website

2026 Proxy Statement	https://www.fnb-online.com/about-us/investor-information/reports-and-filings/annual-reports

2025 Annual Report	https://www.fnb-online.com/about-us/investor-information/reports-and-filings/annual-reports

2025 Form 10-K	https://www.fnb-online.com/about-us/investor-information/reports-and-filings/annual-reports

Company Information

Document	Website

Company Website	www.fnb-online.com

Company Profile	www.fnb-online.com/about-us/corporate-information/corporate-overview

Our Leadership	www.fnb-online.com/about-us/corporate-information/leadership-team

Press Releases	www.fnb-online.com/about-us/newsroom/press-releases

2025 F.N.B. Corporation Corporate Responsibility Report	www.fnb-online.com/corporateresponsibilityreport

SEC Filings	www.fnb-online.com/about-us/investor-information/reports-and-filings

C - 1 F.N.B. Corporation

C/O BROADRIDGE

P.O. BOX 1342

BRENTWOOD, NY 11717

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. For your vote to count, vote by 11:59 p.m. Eastern Time on May 5, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 1, 2026 for shares held in an employee benefit plan. Have this proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/FNB2026

You should access the meeting via the Internet and you may vote during the meeting. Have the instructions that are printed in the box marked by the arrow available and follow the instructions. Please see the 2026 F.N.B Corporation Proxy Statement for explanation on accessing the meeting.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. For your vote to count, vote by 11:59 p.m. Eastern Time on May 5, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 1, 2026 for shares held in an employee benefit plan. Have your proxy card available when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your mailed proxy card must be received by 11:59 p.m. on May 5, 2026 in order for it to be counted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84839-P42079        KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

F.N.B. CORPORATION			For All	Against All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR each of the Nominees listed below:
Vote on Directors			☐	☐	☐
1.	Election of 10 Directors

Nominees:
	01) Pamela A. Bena 02) James D. Chiafullo 03) Vincent J. Delie, Jr. 04) Mary Jo Dively 05) David J. Malone	06) Frank C. Mencini 07) David L. Motley 08) Heidi A. Nicholas 09) John S. Stanik 10) William J. Strimbu

Vote on Proposal 2:

The Board of Directors recommends you vote FOR the following proposal:							For	Against	Abstain

2.	Advisory approval of the 2025 named executive officer compensation.						☐	☐	☐

Vote on Proposal 3:

The Board of Directors recommends you vote FOR the following proposal:							For	Against	Abstain

3.	Ratification of appointment of Ernst & Young LLP as F.N.B. Corporation's independent registered public accounting firm for the 2026 fiscal year.						☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Note: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, 2026 Proxy Statement, 2025 Annual Report and 2025 Form 10-K are available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

V84840-P42079

Annual Meeting of Shareholders

May 6, 2026 8:30 AM Eastern Time

This proxy is solicited by the Board of Directors

The Shareholder(s), by their signature on the proxy card, hereby appoint(s) Vincent J. Calabrese, James L. Dutey and Thomas M. Whitesel, as proxies, with full power of substitution, to vote all shares of common stock of F.N.B. Corporation held of record by the undersigned on March 9, 2026 at the Annual Meeting of Shareholders to be held on May 6, 2026 at 8:30 AM Eastern Time, and at any postponement or adjournment thereof, upon all Proposals that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, in accordance with the directions indicated on the reverse side of this card or provided through the telephone or Internet proxy procedures, and at the discretion of the proxies on any other matters that may properly come before the meeting.

If specific voting directions are not given with respect to the matters to be acted upon and the signed and dated card is returned, it will be treated as an instruction to vote such shares in accordance with the Board of Directors’ recommendations below on the matters listed on the reverse side of this card and at the discretion of the proxies on any other matters that may properly come before the meeting.

The Board of Directors recommends a vote FOR all director nominees in Proposal 1, FOR Proposal 2 - An advisory resolution on 2025 named executive officer compensation and FOR Proposal 3 - Ratification of appointment of Ernst & Young LLP for 2026 (each proposal is described more fully in the proxy statement). The Board of Directors knows of no other matters that are to be presented at the meeting.

Continued and to be signed on reverse side